UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

BNY Mellon Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Dynamic Total Return Fund

BNY Mellon Global Dynamic Bond Income Fund

BNY Mellon Global Real Return Fund

BNY Mellon Sustainable Balanced Fund

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Dynamic Total Return Fund

SEMIANNUAL REPORT April 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Dynamic Total Return Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Dynamic Total Return Fund, covering the six-month period from November 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 and widespread quarantine roiled markets during the first several months of 2020; stocks posted historic losses in March 2020 but regained some ground in April.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in November and December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
May 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through April 30, 2020, as provided by portfolio managers Vassilis Dagioglu, James Stavena and Torrey Zaches, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2020, the BNY Mellon Dynamic Total Return Fund’s Class A shares produced a total return of -5.30%, Class C shares returned -5.74%, Class I shares returned -5.22% and Class Y shares returned -5.22%.1 In comparison, the FTSE Three-Month U.S. Treasury Bill Index, the MSCI World Index, and an index comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index (the “Hybrid Index”) returned 0.76%, -7.29% and -3.11%, respectively.2,3,4,5

The fund lagged the Hybrid Index over the reporting period. The allocation to global equities was the largest detractor, as risk assets declined, particularly in March 2020.

The Fund’s Investment Approach

The fund seeks total return. To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging-market issuers.

The fund will seek to achieve investment exposure to global equity, bond, currency and commodity markets primarily through long and short positions in futures, options, forward contracts, swap agreements or exchange-traded funds (ETFs), and normally will use economic leverage as part of its investment strategy. The fund also may invest in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments and including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash.

The fund’s portfolio managers apply a systematic, analytical investment approach designed to identify and exploit relative misvaluation opportunities across and within global capital markets. The portfolio managers update, monitor and follow buy or sell recommendations using proprietary investment models. Among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market-level expected returns. For bond markets, the portfolio managers use proprietary models to identify temporary mispricing among global bond markets. For currency markets, the portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued. For commodities, the portfolio managers seek to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity, as well as momentum. The investment process combines fundamental and momentum signals in a quantitative framework.

Global Markets Roiled by COVID-19

During the first portion of the reporting period, risk assets generally experienced positive returns, but volatility rose in the final months, when the World Health Organization declared the spread of the COVID-19 virus a global pandemic. In an effort to contain the virus,

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

developed economies entered voluntary shutdowns in March 2020, bringing the global economy to a standstill and generating negative returns in many asset classes.

When the reporting period began, fears about a slowdown in the global economy faded, as concerns about U.S.-China trade tensions and the risk of a no-deal Brexit waned. A “Phase One” trade deal was announced between the U.S. and China, the UK election result brought greater clarity to a near-term Brexit outcome, and economic data pointed to stability in the global economy. Markets remained buoyant into year-end, as the stance of the Federal Reserve (the “Fed”) and other central banks remained accommodative.

However, in early 2020, fears about the global spread of COVID-19 reverberated through financial markets from late February and into March. As a result of widespread anxiety and the economic consequences of the ongoing crisis, equity markets experienced increased volatility, credit markets suffered, and defaults began to rise.

As a result, central banks and government authorities initiated various programs to ease liquidity concerns in certain markets and provide relief to small businesses and employees. At the end of the reporting period, markets began to rebound as these programs took effect, and investors began to anticipate the end of government shutdowns designed to slow the spread of the virus.

Equity Market Turmoil Hinders Returns

The fund lagged the Hybrid Index during the reporting period, as risk aversion and volatility rose sharply in March and April 2020, in response to the COVID-19 virus. Although the fund de-risked rapidly through a reduction in equities, the equity allocation was the largest drag on returns over the period. Long positions in UK, Japanese and Eurozone stocks were the most significant negative contributors. In fixed income, the fund’s long position in Japanese bonds position also detracted from performance, as did underperformance in the commodity strategy.

On a more positive note, positions in both equity and fixed-income markets were advantageous. Short positions in Australian stocks were beneficial, and in fixed-income markets, the fund’s long positions were additive, as investors sought safe haven assets. In particular, the fund’s long position in U.S. Treasuries contributed positively, as did the more tactical positioning in Australian and Canadian government bonds. Lastly, active currency positions were net positive contributors, primarily due to short positions in commodity-oriented currencies.

The fund incorporates risk hedging and volatility management activities to mitigate drawdowns during significant market corrections. During the reporting period, the fund purchased downside protection via put options and reduced risk-taking when volatility increased. These measures helped to swiftly reduce risk as volatility rose in March 2020.

Positioned for a Slow Recovery

While investors initially anticipated a rapid rebound from the economic downturn resulting from COVID-19, the current expectation is that recovery will be slow but steady. We continue to monitor how the recovery progresses, and to respond accordingly.

In equity markets, U.S. earnings were down approximately 20% in the first quarter of 2020, and analysts are continuing to cut forecasts. Nevertheless, opportunities are available, and we

4

are cautiously adding risk where relative valuations look attractive, primarily among growth-oriented stocks.

In fixed-income markets, the term premium is relatively low, but the credit premium has increased and has remained attractive through the lockdown. The fund has therefore added more credit exposure to capture this premium, both in investment-grade credit as well as among “fallen angels” (e.g., BBB to BB rated credits) in the high-yield market.

In other markets, the fund has significantly decreased its allocation to commodities, given the emergence of disinflation, and continues to take advantage of opportunities in currencies, favoring safe-haven currencies over commodity-oriented currencies. The fund also seeks opportunities in volatility, seeking to capitalize on a decrease in equity volatility.

We believe it is too early to determine how lasting the effect of COVID-19 will be on the global economy. Nevertheless, we are of the opinion that the direct and immediate response of both monetary and fiscal stimulus has mitigated the economic damage.

May 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 28, 2021, at which time it may be extended, terminated, or modified.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed-income market. Investors cannot invest directly in any index.

5 Source: FactSet —The Hybrid Index is an unmanaged hybrid index composed of 60% MSCI World Index and 40% WGB Index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, call, sector and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Recent market risks include pandemic risks related to COVID-19.The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Dynamic Total Return Fund from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.97	$10.58	$5.76	$5.62
Ending value (after expenses)	$947.00	$942.60	$947.80	$947.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.22	$10.97	$5.97	$5.82
Ending value (after expenses)	$1,017.70	$1,013.97	$1,018.95	$1,019.10

†Expenses are equal to the fund’s annualized expense ratio of 1.44% for Class A, 2.19% for Class C, 1.19% for Class I and 1.16% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

CONSOLIDATED STATEMENT OF INVESTMENTS

April 30, 2020 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 10.1%
Aerospace & Defense - .2%
Howmet Aerospace, Sr. Unscd. Notes	5.87	2/23/2022	160,000	163,289
Howmet Aerospace, Sr. Unscd. Notes	5.95	2/1/2037	250,000	233,097
Spirit Aerosystems, Gtd. Notes	3.85	6/15/2026	160,000	146,600
Spirit Aerosystems, Gtd. Notes	3.95	6/15/2023	430,000	373,562
Spirit Aerosystems, Gtd. Notes	4.60	6/15/2028	340,000	270,300
				1,186,848
Airlines - .5%
Delta Air Lines, Sr. Unscd. Notes	2.90	10/28/2024	1,000,000	792,980
Delta Air Lines, Sr. Unscd. Notes	3.63	3/15/2022	1,100,000	987,943
Delta Air Lines, Sr. Unscd. Notes	3.75	10/28/2029	700,000	494,641
Delta Air Lines, Sr. Unscd. Notes	3.80	4/19/2023	600,000	511,878
Delta Air Lines, Sr. Unscd. Notes	4.38	4/19/2028	600,000	445,992
UAL Pass Through Trust, Ser. 2007-1, Cl. 071A	6.64	7/2/2022	77,792	68,196
				3,301,630
Automobiles & Components - .8%
Ford Motor, Sr. Unscd. Bonds	6.63	10/1/2028	250,000	209,780
Ford Motor, Sr. Unscd. Notes	4.35	12/8/2026	200,000	160,000
Ford Motor, Sr. Unscd. Notes	4.75	1/15/2043	360,000	232,200
Ford Motor, Sr. Unscd. Notes	5.29	12/8/2046	250,000	169,375
Ford Motor, Sr. Unscd. Notes	6.38	2/1/2029	200,000	167,940
Ford Motor, Sr. Unscd. Notes	7.45	7/16/2031	300,000	252,750
Ford Motor Credit, Sr. Unscd. Notes	3.09	1/9/2023	200,000	179,750
Ford Motor Credit, Sr. Unscd. Notes	3.10	5/4/2023	350,000	310,625
Ford Motor Credit, Sr. Unscd. Notes	3.34	3/28/2022	200,000	186,022
Ford Motor Credit, Sr. Unscd. Notes	3.35	11/1/2022	400,000	365,120
Ford Motor Credit, Sr. Unscd. Notes	3.81	10/12/2021	400,000	378,500
Ford Motor Credit, Sr. Unscd. Notes	4.06	11/1/2024	450,000	397,125
Ford Motor Credit, Sr. Unscd. Notes	4.25	9/20/2022	350,000	328,275
Ford Motor Credit, Sr. Unscd. Notes	4.27	1/9/2027	200,000	171,000
Ford Motor Credit, Sr. Unscd. Notes	4.54	8/1/2026	110,000	95,013
Ford Motor Credit, Sr. Unscd. Notes	5.58	3/18/2024	400,000	379,000
Ford Motor Credit, Sr. Unscd. Notes	5.60	1/7/2022	200,000	196,000
Ford Motor Credit, Sr. Unscd. Notes	5.88	8/2/2021	200,000	199,000
ZF North America Capital, Gtd. Notes	4.50	4/29/2022	320,000	[a] 320,368
ZF North America Capital, Gtd. Notes	4.75	4/29/2025	820,000	[a] 766,331
				5,464,174
Banks - .6%
Commerzbank, Sub. Notes	8.13	9/19/2023	700,000	775,782
Deutsche Bank, Sub. Notes	4.30	5/24/2028	340,000	306,447

7

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 10.1% (continued)
Banks - .6% (continued)
Deutsche Bank, Sub. Notes	4.50	4/1/2025	200,000		189,675
Dresdner Funding Trust I, Jr. Sub. Notes	8.15	6/30/2031	310,000	[a]	393,700
Intesa Sanpaolo, Sub. Notes	5.02	6/26/2024	400,000	[a]	400,510
RBS Capital Trust II, Gtd. Bonds	6.43	1/3/2034	120,000		164,652
Royal Bank of Scotland Group, Jr. Sub. Bonds	7.65	9/30/2031	170,000		235,118
Standard Chartered, Jr. Sub. Bonds	7.01	7/30/2037	200,000	[a]	211,273
UniCredit, Sub. Notes	5.86	6/19/2032	600,000		597,744
UniCredit, Sub. Notes	7.30	4/2/2034	830,000	[a]	891,663
				4,166,564
Chemicals - .3%
CF Industries, Gtd. Notes	3.45	6/1/2023	210,000		213,938
CF Industries, Gtd. Notes	4.95	6/1/2043	235,000		241,667
CF Industries, Gtd. Notes	5.15	3/15/2034	110,000		114,912
CF Industries, Gtd. Notes	5.38	3/15/2044	235,000		244,752
H.B. Fuller, Sr. Unscd. Notes	4.00	2/15/2027	230,000		214,889
Methanex, Sr. Unscd. Notes	4.25	12/1/2024	250,000		225,567
Methanex, Sr. Unscd. Notes	5.25	12/15/2029	300,000		254,400
Methanex, Sr. Unscd. Notes	5.65	12/1/2044	300,000		206,700
				1,716,825
Commercial & Professional Services - .1%
Adani Abbot Point Terminal, Sr. Scd. Notes	4.45	12/15/2022	360,000	[a]	286,730
The ADT Security, Sr. Scd. Notes	3.50	7/15/2022	100,000		98,125
The ADT Security , Sr. Scd. Notes	4.13	6/15/2023	60,000		60,012
				444,867
Consumer Discretionary - .4%
Mattel, Sr. Unscd. Notes	3.15	3/15/2023	65,000		60,356
Mattel, Sr. Unscd. Notes	5.45	11/1/2041	95,000		75,867
Mattel, Sr. Unscd. Notes	6.20	10/1/2040	120,000		103,182
MDC Holdings, Gtd. Notes	5.50	1/15/2024	60,000		61,263
MDC Holdings, Gtd. Notes	6.00	1/15/2043	155,000		150,265
PulteGroup, Gtd. Notes	6.00	2/15/2035	30,000		31,878
PulteGroup, Gtd. Notes	6.38	5/15/2033	60,000		64,092
PulteGroup, Gtd. Notes	7.88	6/15/2032	30,000		34,742
Royal Caribbean Cruises, Sr. Unscd. Debs.	7.50	10/15/2027	250,000		197,513
Royal Caribbean Cruises, Sr. Unscd. Notes	3.70	3/15/2028	350,000		230,548
Royal Caribbean Cruises, Sr. Unscd. Notes	5.25	11/15/2022	800,000		584,232
Wyndham Destinations, Sr. Scd. Notes	3.90	3/1/2023	195,000		171,054

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 10.1% (continued)
Consumer Discretionary - .4% (continued)
Wyndham Destinations, Sr. Scd. Notes	4.25	3/1/2022	325,000	309,156
Wyndham Destinations, Sr. Scd. Notes	5.40	4/1/2024	155,000	136,757
Wyndham Destinations, Sr. Scd. Notes	5.75	4/1/2027	250,000	220,525
Wyndham Destinations, Sr. Scd. Notes	6.35	10/1/2025	90,000	80,307
				2,511,737
Consumer Durables & Apparel - .1%
Michael Kors USA, Gtd. Notes	4.25	11/1/2024	450,000	[a] 352,138
Under Armour, Sr. Unscd. Notes	3.25	6/15/2026	30,000	27,064
				379,202
Consumer Staples - .5%
Avon Products, Sr. Unscd. Notes	7.00	3/15/2023	100,000	95,826
Avon Products, Sr. Unscd. Notes	8.95	3/15/2043	25,000	24,440
Edgewell Personal Care, Gtd. Notes	4.70	5/24/2022	140,000	142,925
Newell Brands, Sr. Unscd. Notes	4.00	6/15/2022	150,000	151,917
Newell Brands, Sr. Unscd. Notes	4.00	12/1/2024	340,000	341,700
Newell Brands, Sr. Unscd. Notes	4.35	4/1/2023	1,310,000	1,342,907
Newell Brands, Sr. Unscd. Notes	4.70	4/1/2026	900,000	915,187
Newell Brands, Sr. Unscd. Notes	5.88	4/1/2036	70,000	73,675
Newell Brands, Sr. Unscd. Notes	6.00	4/1/2046	545,000	563,394
Tupperware Brands, Gtd. Notes	4.75	6/1/2021	150,000	60,750
				3,712,721
Diversified Financials - .1%
Navient, Sr. Unscd. Notes	5.50	1/25/2023	195,000	182,081
Navient, Sr. Unscd. Notes	5.63	8/1/2033	190,000	144,552
Navient, Sr. Unscd. Notes	7.25	1/25/2022	75,000	73,834
				400,467
Electronic Components - .0%
Ingram Micro, Sr. Unscd. Notes	5.00	8/10/2022	55,000	51,527
Ingram Micro, Sr. Unscd. Notes	5.45	12/15/2024	105,000	100,545
				152,072
Energy - 3.4%
Buckeye Partners, Sr. Unscd. Notes	3.95	12/1/2026	540,000	492,075
Buckeye Partners, Sr. Unscd. Notes	4.13	12/1/2027	320,000	287,600
Buckeye Partners, Sr. Unscd. Notes	4.15	7/1/2023	490,000	461,212
Buckeye Partners, Sr. Unscd. Notes	4.35	10/15/2024	235,000	217,669
Buckeye Partners, Sr. Unscd. Notes	5.60	10/15/2044	230,000	164,738
Buckeye Partners, Sr. Unscd. Notes	5.85	11/15/2043	280,000	206,150
Cenovus Energy, Sr. Unscd. Notes	3.80	9/15/2023	450,000	376,394
Cenovus Energy, Sr. Unscd. Notes	4.25	4/15/2027	700,000	550,990

9

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 10.1% (continued)
Energy - 3.4% (continued)
Cenovus Energy, Sr. Unscd. Notes	5.25	6/15/2037	470,000		318,223
Cenovus Energy, Sr. Unscd. Notes	5.40	6/15/2047	970,000		655,639
Cenovus Energy, Sr. Unscd. Notes	6.75	11/15/2039	1,360,000		973,111
Chesapeake Energy, Gtd. Notes	8.00	3/15/2026	65,000		1,950
Continental Resources, Gtd. Notes	3.80	6/1/2024	470,000		388,925
Continental Resources, Gtd. Notes	4.38	1/15/2028	600,000		464,310
Continental Resources, Gtd. Notes	4.50	4/15/2023	590,000		527,681
Continental Resources, Gtd. Notes	4.90	6/1/2044	750,000		523,882
Continental Resources, Gtd. Notes	5.00	9/15/2022	700,000		665,000
DCP Midstream Operating, Gtd. Notes	3.88	3/15/2023	80,000		66,896
DCP Midstream Operating, Gtd. Notes	4.75	9/30/2021	130,000	[a]	123,585
DCP Midstream Operating, Gtd. Notes	4.95	4/1/2022	50,000		45,853
DCP Midstream Operating, Gtd. Notes	5.60	4/1/2044	160,000		84,576
DCP Midstream Operating, Gtd. Notes	6.75	9/15/2037	50,000	[a]	30,430
EnLink Midstream Partners, Sr. Unscd. Notes	4.15	6/1/2025	90,000		56,268
EnLink Midstream Partners, Sr. Unscd. Notes	4.85	7/15/2026	195,000		120,081
EnLink Midstream Partners, Sr. Unscd. Notes	5.05	4/1/2045	175,000		72,380
EnLink Midstream Partners, Sr. Unscd. Notes	5.45	6/1/2047	195,000		80,486
EnLink Midstream Partners, Sr. Unscd. Notes	5.60	4/1/2044	15,000		6,129
EQM Midstream Partners, Sr. Unscd. Notes	4.00	8/1/2024	90,000		81,509
EQM Midstream Partners, Sr. Unscd. Notes	4.13	12/1/2026	300,000		258,195
EQM Midstream Partners, Sr. Unscd. Notes	4.75	7/15/2023	680,000		641,342
EQM Midstream Partners, Sr. Unscd. Notes	5.50	7/15/2028	390,000		351,987
EQM Midstream Partners, Sr. Unscd. Notes	6.50	7/15/2048	590,000		476,808
EQT, Sr. Unscd. Notes	3.00	10/1/2022	810,000		768,487
EQT, Sr. Unscd. Notes	3.90	10/1/2027	1,350,000		1,142,437
EQT, Sr. Unscd. Notes	4.88	11/15/2021	300,000		292,875
EQT, Sr. Unscd. Notes	6.13	2/1/2025	1,190,000		1,140,912
EQT, Sr. Unscd. Notes	7.00	2/1/2030	890,000		846,612
Murphy Oil, Sr. Unscd. Notes	4.00	6/1/2022	30,000		24,188

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 10.1% (continued)
Energy - 3.4% (continued)
Murphy Oil, Sr. Unscd. Notes	4.45	12/1/2022	45,000	36,397
Murphy Oil, Sr. Unscd. Notes	5.88	12/1/2042	145,000	85,347
Murphy Oil, Sr. Unscd. Notes	7.05	5/1/2029	40,000	25,884
Nabors Industries, Gtd. Notes	4.63	9/15/2021	30,000	19,181
Noble Holding International, Gtd. Bonds	6.20	8/1/2040	30,000	446
Noble Holding International, Gtd. Notes	5.25	3/15/2042	20,000	288
Noble Holding International, Gtd. Notes	6.05	3/1/2041	100,000	1,125
Noble Holding International, Gtd. Notes	7.95	4/1/2025	90,000	1,220
Noble Holding International, Gtd. Notes	8.95	4/1/2045	40,000	450
NuStar Logistics, Gtd. Notes	4.75	2/1/2022	25,000	23,426
Occidental Petroleum, Sr. Unscd. Notes	2.70	8/15/2022	230,000	201,250
Occidental Petroleum, Sr. Unscd. Notes	2.70	2/15/2023	230,000	198,720
Occidental Petroleum, Sr. Unscd. Notes	2.90	8/15/2024	540,000	412,938
Occidental Petroleum, Sr. Unscd. Notes	3.00	2/15/2027	110,000	78,650
Occidental Petroleum, Sr. Unscd. Notes	3.13	2/15/2022	120,000	109,824
Occidental Petroleum, Sr. Unscd. Notes	3.20	8/15/2026	190,000	137,750
Occidental Petroleum, Sr. Unscd. Notes	3.40	4/15/2026	250,000	180,000
Occidental Petroleum, Sr. Unscd. Notes	3.50	8/15/2029	300,000	211,560
Occidental Petroleum, Sr. Unscd. Notes	4.10	2/15/2047	110,000	66,550
Occidental Petroleum, Sr. Unscd. Notes	4.20	3/15/2048	250,000	151,838
Occidental Petroleum, Sr. Unscd. Notes	4.30	8/15/2039	60,000	37,950
Occidental Petroleum, Sr. Unscd. Notes	4.40	8/15/2049	230,000	140,013
Occidental Petroleum, Sr. Unscd. Notes	4.40	4/15/2046	90,000	56,925
Occidental Petroleum, Sr. Unscd. Notes	5.55	3/15/2026	190,000	147,934
Occidental Petroleum, Sr. Unscd. Notes	6.20	3/15/2040	110,000	79,200

11

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 10.1% (continued)
Energy - 3.4% (continued)
Occidental Petroleum, Sr. Unscd. Notes	6.45	9/15/2036	310,000		227,850
Occidental Petroleum, Sr. Unscd. Notes	6.60	3/15/2046	230,000		171,350
Occidental Petroleum, Sr. Unscd. Notes	7.50	5/1/2031	220,000		169,400
Occidental Petroleum, Sr. Unscd. Notes	7.88	9/15/2031	120,000		91,800
Oceaneering International, Sr. Unscd. Notes	4.65	11/15/2024	80,000		41,900
Patterson-UTI Energy, Sr. Unscd. Notes	3.95	2/1/2028	300,000		199,907
Patterson-UTI Energy, Sr. Unscd. Notes	5.15	11/15/2029	490,000		324,886
Pride International, Gtd. Notes	7.88	8/15/2040	45,000		3,938
Rockies Express Pipeline, Sr. Unscd. Notes	3.60	5/15/2025	350,000		317,982
Rockies Express Pipeline, Sr. Unscd. Notes	4.80	5/15/2030	250,000		215,182
Rockies Express Pipeline, Sr. Unscd. Notes	4.95	7/15/2029	450,000		400,900
Rockies Express Pipeline, Sr. Unscd. Notes	6.88	4/15/2040	400,000		353,748
Rockies Express Pipeline, Sr. Unscd. Notes	7.50	7/15/2038	150,000		132,504
Ruby Pipeline, Sr. Unscd. Notes	6.50	4/1/2022	549,545	[a]	511,234
Southwestern Energy, Gtd. Notes	6.20	1/23/2025	90,000		80,208
Suncor Energy Ventures, Gtd. Notes	4.50	4/1/2022	100,000	[a]	100,209
Topaz Solar Farms, Sr. Scd. Notes	5.75	9/30/2039	352,925		391,807
Transocean, Gtd. Notes	5.80	10/15/2022	210,000		61,950
Transocean, Gtd. Notes	6.80	3/15/2038	205,000		46,638
Transocean, Gtd. Notes	7.50	4/15/2031	75,000		19,031
Transocean, Gtd. Notes	8.38	12/15/2021	260,000		94,640
Transocean Phoenix 2, Sr. Scd. Notes	7.75	10/15/2024	48,750	[a]	43,631
Transocean Poseidon, Sr. Scd. Notes	6.88	2/1/2027	50,000	[a]	40,000
Valaris, Sr. Unscd. Notes	5.20	3/15/2025	70,000		5,950
Valaris, Sr. Unscd. Notes	5.75	10/1/2044	45,000		3,987
Western Midstream Operating, Sr. Unscd. Notes	3.10	2/1/2025	440,000		403,700
Western Midstream Operating, Sr. Unscd. Notes	3.95	6/1/2025	230,000		205,275
Western Midstream Operating, Sr. Unscd. Notes	4.00	7/1/2022	450,000		437,625
Western Midstream Operating, Sr. Unscd. Notes	4.05	2/1/2030	530,000		486,275

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 10.1% (continued)
Energy - 3.4% (continued)
Western Midstream Operating, Sr. Unscd. Notes	4.50	3/1/2028	180,000	159,525
Western Midstream Operating, Sr. Unscd. Notes	4.65	7/1/2026	340,000	302,600
Western Midstream Operating, Sr. Unscd. Notes	4.75	8/15/2028	210,000	186,050
Western Midstream Operating, Sr. Unscd. Notes	5.25	2/1/2050	480,000	380,400
Western Midstream Operating, Sr. Unscd. Notes	5.30	3/1/2048	310,000	234,825
Western Midstream Operating, Sr. Unscd. Notes	5.45	4/1/2044	280,000	212,800
Western Midstream Operating, Sr. Unscd. Notes	5.50	8/15/2048	160,000	118,600
				23,570,758
Food Products - .3%
Kraft Heinz Foods, Gtd. Notes	3.00	6/1/2026	180,000	178,905
Kraft Heinz Foods, Gtd. Notes	3.50	6/6/2022	120,000	123,379
Kraft Heinz Foods, Gtd. Notes	3.50	7/15/2022	80,000	81,842
Kraft Heinz Foods, Gtd. Notes	3.95	7/15/2025	80,000	83,818
Kraft Heinz Foods, Gtd. Notes	4.00	6/15/2023	120,000	124,829
Kraft Heinz Foods, Gtd. Notes	4.38	6/1/2046	300,000	286,240
Kraft Heinz Foods, Gtd. Notes	4.63	1/30/2029	190,000	200,319
Kraft Heinz Foods, Gtd. Notes	4.63	10/1/2039	40,000	[a] 39,467
Kraft Heinz Foods, Gtd. Notes	4.88	10/1/2049	290,000	[a] 289,210
Kraft Heinz Foods, Gtd. Notes	5.00	7/15/2035	80,000	85,945
Kraft Heinz Foods, Gtd. Notes	5.00	6/4/2042	250,000	254,448
Kraft Heinz Foods, Gtd. Notes	5.20	7/15/2045	200,000	205,514
Kraft Heinz Foods, Gtd. Notes	6.50	2/9/2040	70,000	81,816
Kraft Heinz Foods, Gtd. Notes	6.88	1/26/2039	170,000	204,666
Safeway, Sr. Unscd. Debs.	7.25	2/1/2031	50,000	52,605
				2,293,003
Forest Products & Other - .0%
Smurfit Kappa Treasury Funding, Gtd. Notes	7.50	11/20/2025	60,000	71,100
Health Care - .1%
HCA, Gtd. Bonds	7.05	12/1/2027	140,000	164,241
HCA, Gtd. Bonds	8.36	4/15/2024	115,000	133,400
HCA, Gtd. Notes	7.50	11/15/2095	100,000	110,296
HCA, Gtd. Notes	7.69	6/15/2025	100,000	114,730
Magellan Health, Sr. Unscd. Notes	4.90	9/22/2024	275,000	269,789
Owens & Minor, Sr. Scd. Notes	3.88	9/15/2021	40,000	38,094
Owens & Minor, Sr. Scd. Notes	4.38	12/15/2024	180,000	147,114
				977,664

13

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 10.1% (continued)
Industrial - .3%
AECOM Global II, Gtd. Notes	5.00	4/1/2022	240,000	241,800
Hillenbrand, Gtd. Notes	4.50	9/15/2026	300,000	275,140
Pitney Bowes, Sr. Unscd. Notes	4.63	10/1/2021	60,000	54,189
Pitney Bowes, Sr. Unscd. Notes	4.63	5/15/2022	40,000	34,732
Pitney Bowes, Sr. Unscd. Notes	4.63	3/15/2024	150,000	113,580
Pitney Bowes, Sr. Unscd. Notes	5.70	4/1/2023	90,000	74,120
Trinity Industries, Gtd. Notes	4.55	10/1/2024	375,000	345,609
Xerox, Sr. Unscd. Notes	3.80	5/15/2024	290,000	283,417
Xerox, Sr. Unscd. Notes	4.13	3/15/2023	480,000	480,576
Xerox, Sr. Unscd. Notes	4.80	3/1/2035	170,000	146,387
Xerox, Sr. Unscd. Notes	6.75	12/15/2039	320,000	311,552
				2,361,102
Information Technology - .0%
CDK Global, Sr. Unscd. Notes	5.00	10/15/2024	225,000	234,270
Insurance - .0%
Genworth Holdings, Gtd. Notes	7.63	9/24/2021	200,000	190,880
Internet Software & Services - .0%
NortonLifeLock, Sr. Unscd. Notes	3.95	6/15/2022	250,000	256,025
Zayo Group, Gtd. Notes	5.75	1/15/2027	55,000	[a] 52,091
Zayo Group, Gtd. Notes	6.38	5/15/2025	25,000	24,630
				332,746
Materials - .1%
Crown Cork & Seal, Gtd. Debs.	7.38	12/15/2026	245,000	270,014
Foresight Energy, Scd. Notes	11.50	4/1/2023	15,000	[a,b] 75
Pactiv, Sr. Unscd. Debs.	8.38	4/15/2027	50,000	52,355
Pactiv, Sr. Unscd. Notes	7.95	12/15/2025	40,000	42,392
Sealed Air, Gtd. Notes	6.88	7/15/2033	30,000	[a] 33,363
				398,199
Media - .0%
Belo, Gtd. Debs.	7.25	9/15/2027	60,000	60,426
Belo, Gtd. Debs.	7.75	6/1/2027	30,000	31,742
Liberty Interactive, Sr. Unscd. Debs.	8.25	2/1/2030	110,000	98,549
Liberty Interactive, Sr. Unscd. Debs.	8.50	7/15/2029	70,000	60,697
				251,414
Metals & Mining - .1%
Allegheny Ludlum, Gtd. Bonds	6.95	12/15/2025	30,000	27,219
Allegheny Technologies, Sr. Unscd. Notes	7.88	8/15/2023	135,000	124,482
Carpenter Technology, Sr. Unscd. Notes	4.45	3/1/2023	80,000	78,428
Freeport-McMoRan, Gtd. Notes	3.55	3/1/2022	10,000	10,122
Freeport-McMoRan, Gtd. Notes	3.88	3/15/2023	210,000	210,567
Freeport-McMoRan, Gtd. Notes	4.55	11/14/2024	60,000	60,387

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 10.1% (continued)
Metals & Mining - .1% (continued)
Freeport-McMoRan, Gtd. Notes	5.40	11/14/2034	75,000	70,935
Freeport-McMoRan, Gtd. Notes	5.45	3/15/2043	165,000	152,930
United States Steel, Sr. Unscd. Bonds	6.65	6/1/2037	50,000	31,505
				766,575
Real Estate - .2%
CBL & Associates, Gtd. Notes	4.60	10/15/2024	60,000	16,488
CBL & Associates, Gtd. Notes	5.95	12/15/2026	130,000	35,204
Diversified Healthcare Trust, Sr. Unscd. Notes	4.75	5/1/2024	190,000	157,820
Diversified Healthcare Trust, Sr. Unscd. Notes	4.75	2/15/2028	480,000	412,344
Diversified Healthcare Trust, Sr. Unscd. Notes	6.75	12/15/2021	320,000	306,363
Mack-Cali Realty, Sr. Unscd. Notes	3.15	5/15/2023	160,000	131,757
Mack-Cali Realty, Sr. Unscd. Notes	4.50	4/18/2022	210,000	178,519
Washington Prime Group, Sr. Unscd. Notes	6.45	8/15/2024	250,000	140,363
				1,378,858
Retailing - .9%
Bed Bath & Beyond, Sr. Unscd. Notes	3.75	8/1/2024	180,000	112,500
Bed Bath & Beyond, Sr. Unscd. Notes	5.17	8/1/2044	620,000	286,750
Brinker International, Gtd. Notes	5.00	10/1/2024	50,000	[a] 41,928
Brinker International, Sr. Unscd. Notes	3.88	5/15/2023	70,000	53,113
J.C Penney, Gtd. Debs.	7.40	4/1/2037	70,000	4,200
J.C Penney, Gtd. Debs.	7.63	3/1/2097	120,000	4,800
J.C Penney, Gtd. Notes	6.38	10/15/2036	90,000	5,400
L Brands, Sr. Unscd. Notes	7.60	7/15/2037	130,000	77,818
Macy's Retail Holdings, Gtd. Notes	2.88	2/15/2023	901,000	650,972
Macy's Retail Holdings, Gtd. Notes	3.63	6/1/2024	850,000	605,094
Macy's Retail Holdings, Gtd. Notes	3.88	1/15/2022	100,000	82,812
Macy's Retail Holdings, Gtd. Notes	4.30	2/15/2043	200,000	116,638
Macy's Retail Holdings, Gtd. Notes	4.50	12/15/2034	590,000	339,987
Macy's Retail Holdings, Gtd. Notes	5.13	1/15/2042	200,000	118,142
Macy's Retail Holdings, Gtd. Notes	6.38	3/15/2037	100,000	64,500
Marks & Spencer, Sr. Unscd. Notes	7.13	12/1/2037	250,000	225,217
QVC, Sr. Scd. Notes	4.38	3/15/2023	550,000	532,768
QVC, Sr. Scd. Notes	4.45	2/15/2025	450,000	414,571
QVC, Sr. Scd. Notes	4.75	2/15/2027	450,000	414,000
QVC, Sr. Scd. Notes	4.85	4/1/2024	450,000	430,830
QVC, Sr. Scd. Notes	5.13	7/2/2022	300,000	295,761
QVC, Sr. Scd. Notes	5.45	8/15/2034	300,000	237,168
QVC, Sr. Scd. Notes	5.95	3/15/2043	150,000	116,870

15

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 10.1% (continued)
Retailing - .9% (continued)
Rite Aid, Sr. Unscd. Debs.	7.70	2/15/2027	150,000		110,445
The Gap, Sr. Unscd. Bonds	5.95	4/12/2021	75,000		77,438
Yum! Brands, Sr. Unscd. Bonds	6.88	11/15/2037	240,000		245,664
Yum! Brands, Sr. Unscd. Notes	3.75	11/1/2021	95,000		95,926
Yum! Brands, Sr. Unscd. Notes	3.88	11/1/2023	190,000		194,180
Yum! Brands, Sr. Unscd. Notes	5.35	11/1/2043	120,000		115,200
				6,070,692
Technology Hardware & Equipment - .1%
Dell, Sr. Unscd. Debs.	7.10	4/15/2028	180,000		200,178
Dell, Sr. Unscd. Notes	5.40	9/10/2040	10,000		9,536
Dell, Sr. Unscd. Notes	6.50	4/15/2038	375,000		388,031
EMC, Sr. Unscd. Notes	3.38	6/1/2023	355,000		355,444
Vericast, Sr. Scd. Notes	12.50	5/1/2024	398	[a]	406
				953,595
Telecommunication Services - .8%
CenturyLink, Sr. Unscd. Bonds, Ser. P	7.60	9/15/2039	40,000		41,021
CenturyLink, Sr. Unscd. Debs., Ser. G	6.88	1/15/2028	50,000		52,105
CenturyLink, Sr. Unscd. Notes, Ser. T	5.80	3/15/2022	70,000		71,987
CenturyLink, Sr. Unscd. Notes, Ser. U	7.65	3/15/2042	25,000		25,215
Embarq, Sr. Unscd. Notes	8.00	6/1/2036	40,000		41,378
Ericsson, Sr. Unscd. Notes	4.13	5/15/2022	210,000		218,925
Frontier North, Sr. Unscd. Debs., Ser. G	6.73	2/15/2028	25,000	[b]	23,920
Nokia, Sr. Unscd. Notes	6.63	5/15/2039	415,000		442,015
Nokia of America, Sr. Unscd. Notes	6.45	3/15/2029	30,000		30,150
Qwest, Sr. Unscd. Debs.	7.25	9/15/2025	50,000		53,665
Sprint Capital, Gtd. Notes	6.88	11/15/2028	450,000		544,050
Sprint Capital, Gtd. Notes	8.75	3/15/2032	325,000		458,136
Telecom Italia Capital, Gtd. Notes	6.00	9/30/2034	180,000		187,506
Telecom Italia Capital, Gtd. Notes	6.38	11/15/2033	140,000		151,515
Telecom Italia Capital, Gtd. Notes	7.20	7/18/2036	180,000		203,184
Telecom Italia Capital, Gtd. Notes	7.72	6/4/2038	115,000		134,148
U.S. Cellular, Sr. Unscd. Notes	6.70	12/15/2033	100,000		106,080
Vodafone Group, Jr. Sub. Notes	7.00	4/4/2079	2,120,000		2,429,276
				5,214,276
Transportation - .0%
XPO CNW, Sr. Unscd. Debs.	6.70	5/1/2034	100,000		94,805
Utilities - .2%
DPL, Sr. Unscd. Notes	4.35	4/15/2029	250,000		243,820
DPL, Sr. Unscd. Notes	7.25	10/15/2021	300,000		304,200
Midland Cogeneration Venture, Sr. Scd. Notes	6.00	3/15/2025	170,936	[a]	175,473
TransAlta, Sr. Unscd. Bonds	6.50	3/15/2040	255,000		223,444

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 10.1% (continued)
Utilities - .2% (continued)
TransAlta, Sr. Unscd. Notes	4.50	11/15/2022	305,000		298,519
				1,245,456
Total Bonds and Notes (cost $69,319,533)			69,842,500
			Shares
Common Stocks - .0%
Energy - .0%
Battalion Oil (cost $1,493)			109	[c]	534

Exchange-Traded Funds - 9.0%
Registered Investment Companies - 9.0%
iShares Intermediate-Term Corporate Bond ETF			489,907		28,370,514
SPDR Portfolio Intermediate Term Corporate Bond ETF			953,207		33,724,464
Total Exchange-Traded Funds (cost $59,299,059)			62,094,978
Description /Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)
Options Purchased - .6%
Put Options - .6%
Standard & Poor's 500 E-mini 3rd Week June Future, Contracts 774 (cost $863,606)	3,000	5/15/2020	116,100,000		4,632,390
Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)
Short-Term Investments - 71.0%
U.S. Government Securities
U.S. Treasury Bills	0.09	7/2/2020	107,092,100	[d]	107,075,731
U.S. Treasury Bills	0.13	2/25/2021	32,094,000	[d]	32,054,551
U.S. Treasury Bills	0.31	6/18/2020	23,407,000	[d]	23,404,737
U.S. Treasury Bills	0.09	9/17/2020	161,347,500	[d]	161,274,299
U.S. Treasury Bills	1.57	5/21/2020	166,976,400	[d]	166,968,283
Total Short-Term Investments (cost $490,661,608)			490,777,601

17

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 10.9%
Registered Investment Companies - 10.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $75,216,076)	0.33	75,216,076	[e] 75,216,076
Total Investments (cost $695,361,375)		101.6%	702,564,079
Liabilities, Less Cash and Receivables		(1.6%)	(11,167,168)
Net Assets		100.0%	691,396,911

ETF—Exchange-Traded Fund

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, these securities were valued at $5,103,815 or .74% of net assets.

b Non-income producing—security in default.

c Non-income producing security.

d Security is a discount security. Income is recognized through the accretion of discount.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	71.0
Investment Companies	19.9
Energy	3.4
Consumer, Cyclical	3.0
Financial	.9
Communications	.8
Options Purchased	.7
Consumer, Non-cyclical	.5
Industrial	.4
Technology	.4
Basic Materials	.4
Utilities	.2
101.6

† Based on net assets.

See notes to consolidated financial statements.

18

CONSOLIDATED STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/19 ($)	Purchases ($)	Sales ($)	Value 4/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	54,011,533	528,565,814	(507,361,271)	75,216,076	10.9	361,693

See notes to consolidated financial statements.

19

CONSOLIDATED STATEMENT OF FUTURES

April 30, 2020 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Amsterdam Exchange Index	14	5/15/2020	1,569,710[a]	1,569,476	(234)
ASX SPI 200	95	6/18/2020	8,106,162[a]	8,574,085	467,923
Australian 10 Year Bond	1,624	6/15/2020	157,647,746[a]	157,523,532	(124,214)
CAC 40 10 Euro	163	5/15/2020	8,048,084[a]	8,119,333	71,249
Canadian 10 Year Bond	921	6/19/2020	98,109,794[a]	98,845,641	735,847
Chicago SRW Wheat	48	9/14/2020	1,309,683[b]	1,267,200	(42,483)
Cocoa	83	9/15/2020	1,918,392[b]	1,987,850	69,458
Coffee "C"	33	9/18/2020	1,347,433[b]	1,330,313	(17,120)
Copper	15	7/29/2020	819,345[b]	879,000	59,655
Crude Oil	1	11/20/2020	36,734[b]	29,620	(7,114)
Crude Soybean Oil	13	12/14/2020	205,197[b]	213,720	8,523
DAX	21	6/19/2020	5,486,242[a]	6,242,811	756,569
FTSE/MIB Index	10	6/19/2020	958,767[a]	962,211	3,444
Gasoline	9	8/31/2020	338,159[b]	316,197	(21,962)
Gold 100 oz	11	8/27/2020	1,861,923[b]	1,871,100	9,177
Hang Seng	149	5/28/2020	22,778,832[a]	23,545,940	767,108
Hard Red Winter Wheat	5	9/14/2020	121,854[b]	123,688	1,834
IBEX 35 Index	22	5/15/2020	1,719,871[a]	1,667,599	(52,272)
Japanese 10 Year Bond	110	6/15/2020	156,034,168[a]	156,612,775	578,607
Live Cattle	3	8/31/2020	99,636[b]	110,520	10,884
LME Primary Aluminum	10	12/16/2020	387,342[b]	383,375	(3,967)
LME Primary Nickel	1	12/16/2020	72,816[b]	73,716	900
LME Refined Pig Lead	1	12/16/2020	42,003[b]	41,325	(678)
LME Zinc	2	12/16/2020	96,400[b]	97,700	1,300
Mini MSCI Emerging Markets Index	321	6/19/2020	12,817,149	14,539,695	1,722,546
NYMEX Palladium	2	9/28/2020	372,494[b]	390,360	17,866
S&P/Toronto Stock Exchange 60 Index	96	6/18/2020	10,959,762[a]	12,251,475	1,291,713
Soybean	141	11/13/2020	5,897,971[b]	6,047,138	149,167
Standard & Poor's 500 E-mini	2,120	6/19/2020	273,895,016	307,654,400	33,759,384
Swiss Market Index	97	6/19/2020	9,861,747[a]	9,670,355	(191,392)
Topix	271	6/11/2020	35,005,793[a]	36,717,514	1,711,721
U.S. Treasury 10 Year Notes	532	6/19/2020	74,006,501	73,981,250	(25,251)
U.S. Treasury Long Bond	18	6/19/2020	3,201,050	3,258,563	57,513

20

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short
Brent Crude	14	10/30/2020	526,657[b]	461,300	65,357
Corn No.2 Yellow	170	12/14/2020	2,796,046[b]	2,866,625	(70,579)
Cotton No.2	29	12/8/2020	792,325[b]	854,340	(62,015)
Euro-Bond	833	6/8/2020	158,058,597[a]	159,227,213	(1,168,616)
FTSE 100	227	6/19/2020	17,417,786[a]	16,825,598	592,188
Lean Hog	3	8/14/2020	68,723[b]	75,360	(6,637)
Long Gilt	924	6/26/2020	158,832,651[a]	160,252,231	(1,419,580)
Low Sulphur Gas Oil	15	12/10/2020	496,542[b]	456,750	39,792
Natural Gas	48	9/28/2020	970,769[b]	1,163,520	(192,751)
NY Harbor ULSD	17	11/30/2020	1,084,445[b]	745,630	338,815
Platinum	1	7/29/2020	40,189[b]	40,650	(461)
Soybean Meal	37	12/14/2020	1,092,612[b]	1,102,230	(9,618)
Sugar No.11	56	9/30/2020	647,815[b]	666,714	(18,899)
U.S. Treasury 5 Year Notes	7	6/30/2020	877,836	878,391	(555)
U.S. Treasury Ultra Long Bond	2	6/19/2020	431,676	449,563	(17,887)
Ultra 10 Year U.S. Treasury Notes	17	6/19/2020	2,663,811	2,669,531	(5,720)
Gross Unrealized Appreciation				43,288,540
Gross Unrealized Depreciation				(3,460,005)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

b These securities are wholly-owned by the Subsidiary referenced in Note 1.

See notes to consolidated financial statements.

21

CONSOLIDATED STATEMENT OF OPTIONS WRITTEN

April 30, 2020 (Unaudited)

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	Value ($)
Call Options:
Standard & Poor's 500 E-mini 2nd Week June Future, Contracts 172	2,800	5/8/2020	24,080,000	(1,058,660)
Standard & Poor's 500 E-mini 2nd Week June Future, Contracts 164	2,900	5/8/2020	23,780,000	(414,920)
Standard & Poor's 500 E-mini 3rd Week June Future, Contracts 336	2,680	5/15/2020	45,024,000	(4,077,360)
Standard & Poor's 500 E-mini 3rd Week June Future, Contracts 314	2,940	5/15/2020	46,158,000	(734,760)
Standard & Poor's 500 E-mini 4th Week June Future, Contracts 305	3,030	5/22/2020	46,207,500	(346,175)
Standard & Poor's 500 E-mini End of Month Options June Future, Contracts 306	3,050	5/29/2020	46,665,000	(367,200)
Put Options:
Standard & Poor's 500 E-mini 4th Week June Future, Contracts 305	2,650	5/22/2020	40,412,500	(404,125)
Standard & Poor's 500 E-mini End of Month Options June Future, Contracts 306	2,670	5/29/2020	40,851,000	(566,100)
Total Options Written (premiums received $4,561,502)				(7,969,300)

See notes to consolidated financial statements.

22

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Bank of Montreal
United States Dollar	39,422,407	Swiss Franc	36,594,441	6/17/2020	1,458,218
United States Dollar	74,895,144	Canadian Dollar	103,202,513	6/17/2020	745,855
Norwegian Krone	333,263,218	United States Dollar	34,650,581	6/17/2020	(2,112,497)
Citigroup
Euro	34,703,000	United States Dollar	38,209,734	6/17/2020	(143,347)
United States Dollar	135,630,500	Euro	124,613,000	6/17/2020	(1,059,894)
British Pound	73,053,651	United States Dollar	91,602,853	6/17/2020	427,043
United States Dollar	11,603,751	British Pound	9,357,000	6/17/2020	(183,801)
Australian Dollar	95,089,000	United States Dollar	59,312,740	6/17/2020	2,660,818
United States Dollar	133,825,364	Australian Dollar	209,338,874	6/17/2020	(2,609,712)
Canadian Dollar	25,341,000	United States Dollar	17,863,396	6/17/2020	343,691
United States Dollar	18,474,375	Canadian Dollar	25,978,000	6/17/2020	(190,386)
New Zealand Dollar	94,273,000	United States Dollar	56,001,759	6/17/2020	1,812,289
United States Dollar	32,718,582	New Zealand Dollar	54,775,000	6/17/2020	(872,844)
Swedish Krona	182,366,000	United States Dollar	18,342,147	6/17/2020	359,747
United States Dollar	12,193,598	Swedish Krona	120,051,000	6/17/2020	(117,804)
Norwegian Krone	169,571,000	United States Dollar	15,330,909	6/17/2020	1,225,120
United States Dollar	64,576,637	Norwegian Krone	681,075,000	6/17/2020	(1,919,976)
Swiss Franc	96,936,000	United States Dollar	100,393,920	6/17/2020	170,442
United States Dollar	30,507,749	Swiss Franc	29,213,000	6/17/2020	201,292
Japanese Yen	10,457,274,000	United States Dollar	97,565,184	6/17/2020	(50,439)
United States Dollar	76,921,276	Japanese Yen	8,364,273,000	6/17/2020	(1,076,101)
Goldman Sachs
Australian Dollar	52,767,000	United States Dollar	32,728,137	6/17/2020	1,662,368

23

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Goldman Sachs (continued)
United States Dollar	4,730,194	Australian Dollar	7,858,000	6/17/2020	(391,200)
Swiss Franc	31,651,000	United States Dollar	32,662,322	6/17/2020	173,391
United States Dollar	23,697,898	Swiss Franc	22,404,000	6/17/2020	455,305
Swedish Krona	401,916,085	United States Dollar	41,921,678	6/17/2020	(704,608)
New Zealand Dollar	46,223,000	United States Dollar	27,981,970	6/17/2020	364,839
United States Dollar	26,938,972	New Zealand Dollar	44,509,183	6/17/2020	(356,818)
Euro	58,864,635	United States Dollar	66,540,606	6/17/2020	(1,970,857)
United States Dollar	106,303,725	Euro	95,775,000	6/17/2020	1,246,288
Japanese Yen	9,850,396,015	United States Dollar	93,126,656	6/17/2020	(1,271,087)
United States Dollar	4,214,721	Japanese Yen	442,421,000	6/17/2020	89,117
British Pound	14,161,000	United States Dollar	16,938,035	6/17/2020	901,393
United States Dollar	9,171,857	British Pound	7,457,000	6/17/2020	(222,156)
Norwegian Krone	64,800,000	United States Dollar	6,317,836	6/17/2020	8,898
United States Dollar	23,222,244	Norwegian Krone	247,482,000	6/17/2020	(940,608)
Canadian Dollar	39,376,000	United States Dollar	27,904,496	6/17/2020	386,505
Gross Unrealized Appreciation					14,692,619
Gross Unrealized Depreciation					(16,194,135)

See notes to consolidated financial statements.

24

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

April 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	620,145,299	627,348,003
Affiliated issuers	75,216,076	75,216,076
Cash		14,122,467
Cash denominated in foreign currency	444,709	444,926
Receivable for investment securities sold		21,366,059
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		14,692,619
Receivable for shares of Common Stock subscribed		1,550,285
Dividends and interest receivable		974,503
Cash collateral held by broker—Note 4		764,106
Prepaid expenses		59,798
		756,538,842
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		646,848
Payable for investment securities purchased		31,055,189
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		16,194,135
Outstanding options written, at value (premiums received $4,561,502)—Note 4		7,969,300
Payable for futures variation margin—Note 4		6,224,213
Payable for shares of Common Stock redeemed		2,929,569
Directors’ fees and expenses payable		22,492
Other accrued expenses		100,185
		65,141,931
Net Assets ($)		691,396,911
Composition of Net Assets ($):
Paid-in capital		736,670,094
Total distributable earnings (loss)		(45,273,183)
Net Assets ($)		691,396,911

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	34,599,733	27,185,637	171,202,486	458,409,055
Shares Outstanding	2,317,494	1,961,905	11,166,021	29,953,916
Net Asset Value Per Share ($)	14.93	13.86	15.33	15.30

See notes to consolidated financial statements.

25

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2020 (Unaudited)

Investment Income ($):
Income:
Interest	6,884,562
Dividends:
Unaffiliated issuers	73,885
Affiliated issuers	361,693
Total Income	7,320,140
Expenses:
Management fee—Note 3(a)	4,752,377
Subsidiary management fee—Note 3(a)	282,643
Shareholder servicing costs—Note 3(c)	232,762
Distribution fees—Note 3(b)	111,668
Professional fees	66,819
Directors’ fees and expenses—Note 3(d)	44,999
Registration fees	41,441
Prospectus and shareholders’ reports	19,366
Custodian fees—Note 3(c)	8,975
Loan commitment fees—Note 2	8,582
Chief Compliance Officer fees—Note 3(c)	6,707
Miscellaneous	62,487
Total Expenses	5,638,826
Less—reduction in expenses due to undertaking—Note 3(a)	(376,979)
Net Expenses	5,261,847
Investment Income—Net	2,058,293
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,677,585)
Net realized gain (loss) on options transactions	(14,156,461)
Net realized gain (loss) on futures	(67,052,727)
Net realized gain (loss) on swap agreements	(65,243)
Net realized gain (loss) on forward foreign currency exchange contracts	1,162,171
Net Realized Gain (Loss)	(82,789,845)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,917,040
Net change in unrealized appreciation (depreciation) on options transactions	1,329,861
Net change in unrealized appreciation (depreciation) on futures	31,076,208
Net change in unrealized appreciation (depreciation) on swap agreements	(5,341)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	4,404,283
Net Change in Unrealized Appreciation (Depreciation)	39,722,051
Net Realized and Unrealized Gain (Loss) on Investments	(43,067,794)
Net (Decrease) in Net Assets Resulting from Operations	(41,009,501)

See notes to consolidated financial statements.

26

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations ($):
Investment income—net	2,058,293	12,714,872
Net realized gain (loss) on investments	(82,789,845)	17,190,700
Net change in unrealized appreciation (depreciation) on investments	39,722,051	57,434,901
Net Increase (Decrease) in Net Assets Resulting from Operations	(41,009,501)	87,340,473
Distributions ($):
Distributions to shareholders:
Class A	(1,173,298)	(389,197)
Class C	(764,108)	(51,213)
Class I	(10,458,201)	(5,263,447)
Class Y	(18,608,979)	(10,345,880)
Total Distributions	(31,004,586)	(16,049,737)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,951,993	5,503,075
Class C	617,735	795,552
Class I	30,640,574	77,960,434
Class Y	26,585,739	133,085,345
Distributions reinvested:
Class A	1,034,500	340,199
Class C	639,905	43,093
Class I	9,177,640	4,729,808
Class Y	7,468,482	3,057,854
Cost of shares redeemed:
Class A	(5,441,878)	(18,108,427)
Class C	(3,387,337)	(18,535,150)
Class I	(174,477,339)	(255,192,514)
Class Y	(93,001,702)	(345,640,713)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(196,191,688)	(411,961,444)
Total Increase (Decrease) in Net Assets	(268,205,775)	(340,670,708)
Net Assets ($):
Beginning of Period	959,602,686	1,300,273,394
End of Period	691,396,911	959,602,686

27

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	258,377	354,311
Shares issued for distributions reinvested	64,295	23,527
Shares redeemed	(347,911)	(1,169,750)
Net Increase (Decrease) in Shares Outstanding	(25,239)	(791,912)
Class Ca
Shares sold	41,906	54,807
Shares issued for distributions reinvested	42,746	3,199
Shares redeemed	(232,988)	(1,292,189)
Net Increase (Decrease) in Shares Outstanding	(148,336)	(1,234,183)
Class Ia
Shares sold	1,887,789	4,916,538
Shares issued for distributions reinvested	555,884	319,166
Shares redeemed	(10,717,870)	(16,279,153)
Net Increase (Decrease) in Shares Outstanding	(8,274,197)	(11,043,449)
Class Ya
Shares sold	1,639,367	8,463,341
Shares issued for distributions reinvested	453,460	206,751
Shares redeemed	(5,989,470)	(22,048,505)
Net Increase (Decrease) in Shares Outstanding	(3,896,643)	(13,378,413)

[a]During the period endedApril 30, 2020, 565,465 Class Y shares representing $9,109,013 were exchanged for 564,495 Class I share. During the period ended October 31, 2019, 930 Class A shares representing $14,894 were exchanged for 906 Class I shares, 807 Class C shares representing $11,287 were automatically converted to 747 Class A shares and 785,918 Class Y shares representing $12,530,699 were exchanged for 785,383 Class I share.

See notes to consolidated financial statements.

28

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2020	Year Ended October 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	16.26	15.08	16.63	15.73	15.63	15.36
Investment Operations:
Investment income (loss)—net[a]	.02	.15	.08	(.09)	(.17)	(.22)
Net realized and unrealized gain (loss) on investments	(.85)	1.16	(.81)	1.02	.27	.49[b]
Total from Investment Operations	(.83)	1.31	(.73)	.93	.10	.27
Distributions:
Dividends from investment income—net	(.17)	(.13)	–	–	–	–
Dividends from net realized gain on investments	(.33)	–	(.82)	(.03)	–	–
Total Distributions	(.50)	(.13)	(.82)	(.03)	–	–
Net asset value, end of period	14.93	16.26	15.08	16.63	15.73	15.63
Total Return (%)[c]	(5.30)[d]	8.82	(4.63)	5.92	.70	1.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.57[e]	1.55	1.59	1.55	1.51	1.49
Ratio of net expenses to average net assets	1.44[e]	1.44	1.44	1.47	1.50	1.49
Ratio of net investment income (loss) to average net assets	.24[e]	.96	.48	(.56)	(1.13)	(1.41)
Portfolio Turnover Rate	95.28[d]	26.17	17.55	69.80	10.66	165.55
Net Assets, end of period ($ x 1,000)	34,600	38,100	47,280	73,458	205,832	268,600

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to consolidated financial statements.

29

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2020	Year Ended October 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	15.06	13.96	15.56	14.83	14.85	14.70
Investment Operations:
Investment income (loss)—net[a]	(.04)	.03	(.04)	(.19)	(.27)	(.33)
Net realized and unrealized gain (loss) on investments	(.79)	1.09	(.74)	.95	.25	.48[b]
Total from Investment Operations	(.83)	1.12	(.78)	.76	(.02)	.15
Distributions:
Dividends from investment income—net	(.04)	(.02)	–	–	–	–
Dividends from net realized gain on investments	(.33)	–	(.82)	(.03)	–	–
Total Distributions	(.37)	(.02)	(.82)	(.03)	–	–
Net asset value, end of period	13.86	15.06	13.96	15.56	14.83	14.85
Total Return (%)[c]	(5.74)[d]	8.01	(5.30)	5.14	(.07)	.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.32[e]	2.29	2.31	2.32	2.26	2.24
Ratio of net expenses to average net assets	2.19[e]	2.19	2.19	2.23	2.25	2.24
Ratio of net investment income (loss) to average net assets	(.51)[e]	.22	(.27)	(1.26)	(1.82)	(2.16)
Portfolio Turnover Rate	95.28[d]	26.17	17.55	69.80	10.66	165.55
Net Assets, end of period ($ x 1,000)	27,186	31,771	46,681	80,834	131,341	141,904

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to consolidated financial statements.

30

	Six Months Ended
	April 30, 2020	Year Ended October 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	16.71	15.51	17.04	16.08	15.93	15.61
Investment Operations:
Investment income (loss)—net[a]	.04	.19	.12	(.03)	(.13)	(.19)
Net realized and unrealized gain (loss) on investments	(.87)	1.20	(.83)	1.02	.28	.51[b]
Total from Investment Operations	(.83)	1.39	(.71)	.99	.15	.32
Distributions:
Dividends from investment income—net	(.22)	(.19)	–	–	–	–
Dividends from net realized gain on investments	(.33)	–	(.82)	(.03)	–	–
Total Distributions	(.55)	(.19)	(.82)	(.03)	–	–
Net asset value, end of period	15.33	16.71	15.51	17.04	16.08	15.93
Total Return (%)	(5.22)[c]	9.04	(4.33)	6.17	1.01	1.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.31[d]	1.29	1.31	1.30	1.25	1.22
Ratio of net expenses to average net assets	1.19[d]	1.19	1.19	1.21	1.24	1.22
Ratio of net investment income (loss) to average net assets	.50[d]	1.20	.73	(.17)	(.86)	(1.15)
Portfolio Turnover Rate	95.28[c]	26.17	17.55	69.80	10.66	165.55
Net Assets, end of period ($ x 1,000)	171,202	324,848	472,940	653,752	446,643	489,361

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Not annualized.

d Annualized.

See notes to consolidated financial statements.

31

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2020	Year Ended October 31,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	16.69	15.53	17.04	16.07	15.91	15.59
Investment Operations:
Investment income (loss)—net[a]	.04	.20	.13	(.02)	(.11)	(.15)
Net realized and unrealized gain (loss) on investments	(.87)	1.19	(.82)	1.02	.27	.47[b]
Total from Investment Operations	(.83)	1.39	(.69)	1.00	.16	.32
Distributions:
Dividends from investment income—net	(.23)	(.23)	–	–	–	–
Dividends from net realized gain on investments	(.33)	–	(.82)	(.03)	–	–
Total Distributions	(.56)	(.23)	(.82)	(.03)	–	–
Net asset value, end of period	15.30	16.69	15.53	17.04	16.07	15.91
Total Return (%)	(5.22)[c]	9.13	(4.27)	6.23	1.01	2.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23[d]	1.22	1.21	1.21	1.18	1.14
Ratio of net expenses to average net assets	1.16[d]	1.15	1.14	1.15	1.16	1.14
Ratio of net investment income (loss) to average net assets	.54[d]	1.25	.78	(.14)	(.68)	(.96)
Portfolio Turnover Rate	95.28[c]	26.17	17.55	69.80	10.66	165.55
Net Assets, end of period ($ x 1,000)	458,409	564,884	733,373	787,909	655,662	483,043

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Not annualized.

d Annualized.

See notes to consolidated financial statements.

32

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Dynamic Total Return Fund (the “fund”) is a separate non-diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I and Class Y shares, increasing authorized Class I shares from 100 million to 150 million and increasing authorized Class Y shares from 100 million to 150 million.

The fund may invest in certain commodities through its investment in DTR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at April 30, 2020:

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Subsidiary Activity
Consolidated fund Net Assets ($)	691,396,911
Subsidiary Percentage of fund Net Assets	2.97%
Subsidiary Financial Statement Information ($)
Total assets	20,623,205
Total liabilities	64,165
Net assets	20,559,040
Total income	350,943
Investment income—net	46,164
Net realized gain (loss)	(5,289,569)
Net change in unrealized appreciation (depreciation)	1,173,750
Net increase (decrease) in net assets resulting from operations	(4,069,655)

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management

34

estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board.

36

Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	–	69,842,500	–	69,842,500
Equity Securities-Common Stocks	534	–	–	534
Exchange-Traded Funds	62,094,978	–		62,094,978
Investment Companies	75,216,076	–	–	75,216,076
U.S. Treasury Securities	–	490,777,601	–	490,777,601

37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	14,692,619	–	14,692,619
Futures††	43,288,540	–	–	43,288,540
Options Purchased	4,632,390	–	–	4,632,390
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	(16,194,135)	–	(16,194,135)
Futures††	(3,460,005)	–	–	(3,460,005)
Options Written	(7,969,300)	–	–	(7,969,300)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

38

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s investments in commodity-linked financial derivatives instruments may subject the fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if

39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2019 was as follows: ordinary income $16,049,737. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747

40

million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2020, the fund did not borrow under the Facilities.

NOTE 3— Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of 1.10% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking, amounted to $282,643 during the period ended April 30, 2020.

In addition, the Adviser has contractually agreed, from November 1, 2019 through February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.19% of the value of the fund’s average daily net assets. On or after February 28, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $94,336 during the period ended April 30, 2020.

Pursuant to separate sub-investment advisory agreements between the Adviser and the Sub-Adviser with respect to the fund and the Subsidiary, the Adviser pays the Sub-Adviser an annual fee of .65% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly.

41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended April 30, 2020, the Distributor retained $1,497 from commissions earned on sales of the fund’s Class A shares and $49 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2020, Class C shares were charged $111,668 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2020, Class A and Class C shares were charged $45,885 and $37,223, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Consolidated Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2020, the fund was charged $5,926 for transfer agency services. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are

42

determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2020, the fund was charged $8,975 pursuant to the custody agreement.

During the period ended April 30, 2020, the fund was charged $6,707 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fees of $643,923, Distribution Plan fees of $16,595, Shareholder Services Plan fees of $12,543, custodian fees of $6,140, Chief Compliance Officer fees of $4,438 and transfer agency fees of $2,030, which are offset against an expense reimbursement currently in effect in the amount of $38,821.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended April 30, 2020, amounted to $137,125,647 and $106,606,634, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, interest rate risk and commodity risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to

43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2020 are set forth in the Consolidated Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The

44

maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at April 30, 2020 are set forth in Consolidated Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2020 are set forth in the Consolidated Statement of Forward Foreign Currency Exchange Contracts.

45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Consolidated Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Consolidated Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Consolidated Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund

46

is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At April 30, 2020, there were no credit default swap agreements outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2020 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	6,004,357	[1,2]	Interest rate risk	(10,731,123)	[1,3]
Equity risk	41,143,845	[1]	Equity risk	(243,898)	[1]
Foreign exchange risk	14,692,619	[4]	Foreign exchange risk	(16,194,135)	[4]
Commodity risk	772,728	[1]	Commodity risk	(454,284)	[1]
Gross fair value of derivative contracts	62,613,549			(27,623,440)

Consolidated Statement of Assets and Liabilities location:

[1]Includes cumulative appreciation (depreciation) on futures as reported in the Consolidated Statement of Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]Outstanding options written, at value.
[4]Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended April 30, 2020 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	19,884,269		-		-		-		19,884,269
Equity	(81,642,104)		(14,156,461)		-		-		(95,798,565)
Foreign exchange	-		-		1,162,171		-		1,162,171
Credit	-		-		-		(65,243)		(65,243)
Commodity	(5,294,892)		-		-		-		(5,294,892)
Total	(67,052,727)		(14,156,461)		1,162,171		(65,243)		(80,112,260)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(6,551,653)		1,037,946		-		-		(5,513,707)
Equity	36,421,290		291,915		-		-		36,713,205
Foreign exchange	-		-		4,404,283		-		4,404,283
Credit	-		-		-		(5,341)		(5,341)
Commodity	1,206,571		-		-		-		1,206,571
Total	31,076,208		1,329,861		4,404,283		(5,341)		36,805,011

Consolidated Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

48

At April 30, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	43,288,540	(3,460,005)
Options	4,632,390	(7,969,300)
Forward contracts	14,692,619	(16,194,135)
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	62,613,549	(27,623,440)
Derivatives not subject to
Master Agreements	(47,920,930)	11,429,305
Total gross amount of assets
and liabilities subject to
Master Agreements	14,692,619	(16,194,135)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2020:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of Montreal	2,204,073		(2,112,497)	(91,576)		-
Citigroup	7,200,442		(7,200,442)	-		-
Goldman Sachs	5,288,104		(5,288,104)	-		-
Total	14,692,619		(14,601,043)	(91,576)		-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of Montreal	(2,112,497)		2,112,497	-		-
Citigroup	(8,224,304)		7,200,442	1,023,862		-
Goldman Sachs	(5,857,334)		5,288,104	569,230		-
Total	(16,194,135)		14,601,043	1,593,092		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2020:

Average Market Value ($)
Equity futures	510,787,107
Equity options contracts	10,199,145
Interest rate futures	1,130,448,757
Forward contracts	1,370,240,464
Commodity futures	79,746,647

The following summarizes the average notional value of swap agreements outstanding during the period ended April 30, 2020:

Average Notional Value ($)
Credit default swap agreements	2,011,786

At April 30, 2020, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $42,121,925, consisting of $68,985,169 gross unrealized appreciation and $26,863,244 gross unrealized depreciation.

At April 30, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Consolidated Statement of Investments).

50

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 10-11, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of institutional alternative global macro funds (the “Performance Group”) and with a broader group of retail and institutional alternative global macro funds (the

51

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

“Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional alternative global macro funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of the Adviser and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was at or below the Performance Group median for all periods except the two-year period when it was above the median, and above the Performance Universe median in the one-, two- and ten-year periods and below the median in the three-, four- and five-year periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board also reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.19% of the fund’s average daily net assets.

52

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect

53

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

54

NOTES

55

NOTES

56

NOTES

57

For More Information

BNY Mellon Dynamic Total Return Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Mellon Investments Corporation
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: AVGAX Class C: AVGCX Class I: AVGRX Class Y: AVGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6140SA0420

BNY Mellon Global Dynamic Bond Income Fund

SEMIANNUAL REPORT April 30, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Global Dynamic Bond Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Global Dynamic Bond Income Fund, covering the six-month period from November 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 and widespread quarantine roiled markets during the first several months of 2020; stocks posted historic losses in March 2020 but regained some ground in April.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in November and December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
May 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through April 30, 2020, as provided by portfolio managers Paul Brain, Howard Cunningham and Parmeshwar Chadha, of Newton Investment Management Limited (Newton), Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2020, the BNY Mellon Global Dynamic Bond Income Fund Class A shares produced a total return of -2.26%, Class C shares returned
-2.64%, Class I shares returned -2.17%, and Class Y shares returned -2.17%.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index (the “Index”), produced a total return of 0.66% for the same period.2

Global bond markets posted mixed results during the period, with high-quality developed sovereign debt gaining ground and lower-quality corporate and sovereign debt suffering losses. This was due, in part, to the spread of COVID-19 and resulting economic uncertainty. The fund underperformed the Index, largely due to positions in high-yield corporate and emerging-market sovereign debt, which lost value during the period.

The Fund’s Investment Approach

The fund seeks total return (consisting of income and capital appreciation). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets. The fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets, in seeking to produce absolute or real returns across economic cycles. The fund’s investments will be focused globally among the developed- and emerging-capital markets of the world. The fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country.

The fund’s portfolio managers employ a dynamic, unconstrained approach in allocating the fund’s assets globally, principally among government bonds, emerging-market sovereign debt, investment-grade and high-yield corporate instruments, and currencies. The fund’s portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider: key trends in global economic variables, such as gross domestic product, inflation, and interest rates; investment themes, such as changing demographics, the impact of new technologies, and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals.

Disease Drives Markets

It was an extraordinary six months for fixed income markets. The period started out with an optimistic tone, with clarity around Brexit and a possible resolution to the U.S./China trade disagreement on the horizon. Investors were looking forward to a new calendar year filled with higher economic growth rates and continued expansion. However, the tone changed as

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

COVID-19 wreaked havoc globally, causing a dramatic decline in economic activity and consequent increase in corporate and emerging-market bond spreads.

Consequently, only the highest quality government bonds ended up delivering positive returns for the six months. The adverse impact was compounded by an oil price collapse as a result of disagreement between OPEC members Saudi Arabia and Russia. There was a partial recovery in riskier bonds in April 2020 as massive monetary and fiscal responses were unleashed by governments and central banks. Nonetheless, overall losses from high yield and emerging markets were significant for the period. High-quality, developed-market sovereign debt outperformed the broader market, while investment-grade corporate debt generally lagged its like-duration sovereign debt counterparts.

High Yield Corporate and Sovereign Debt Constrains Performance

The portfolio’s exposure to high-yield bonds, along with emerging-market sovereign debt, was the biggest source of loss during the period. Although the fund has minimal exposure to the beleaguered energy sector, and very modest commodity exposure, the sell-off has been fairly indiscriminate within the high-yield sector, affecting the valuations of our positions. The fund’s shorter duration positioning and higher rating bias than a typical high-yield index offered only limited protection during the sell-off. Emerging-market government bonds have also been hit hard. Latin American exposures suffered most given their greater reliance on commodities. Specific positions which detracted during the period included local currency debt issued by Colombia, as well as U.S. dollar-denominated debt issued by the countries of Bolivia, Ecuador, Dominican Republic and Paraguay.

Conversely, investment-grade bonds have fared slightly better during the volatility, though they were not completely immune. Spread widening was supported by lower government bond yields, leading to flat performance for the asset class during the period. The only positive contributor to performance during the six months were our holdings in government bonds. Of that, U.S. Treasuries bolstered performance most throughout the period. While the portfolio’s exposure to Australasian bond markets and inflation-linked securities did not work so well in at the height of the sell-off in March 2020, Australasian bond markets did recover strongly in April 2020 as central bank actions helped to placate financial markets.

Anticipating a Challenging Environment

We believe there is currently a tug-of-war between fundamental deterioration of government and corporate balance sheets coupled with massive issuance of new debt on the one hand, and massive central bank buying and investors’ desire to generate yield on the other. We would expect these forces to remain fairly equal over the weeks ahead, resulting in more normal returns, though clearly the pandemic and the policy response to it could engender yet more volatility.

Currently the fund has just over one quarter of its assets invested in high yield securities and nearly one fifth invested in emerging-market sovereigns. Our exposure in high yield is biased towards larger capital structures as well as shorter duration, which we feel will better withstand an economic downturn. In emerging-market debt, we have been selectively adding new issues at an attractive spread in countries with a sound balance sheet. Investment-grade debt is the asset class in which we have been most active and we have been increasing exposure, mainly through new issues, as the asset class was offering a very attractive spread

4

and was underpinned by supportive central bank actions. We plan to continue to maintain our government bond duration in the two-to-three-year range as a downside protection in case the economic recovery is not as swift as expected, and risk assets start to retest the lows set in March 2020.

May 15, 2020

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 28, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last, one-month, Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

The fund may at times invest a substantial portion of its assets in a single country.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Dynamic Bond Income Fund from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$4.38	$8.39	$3.20	$2.85
Ending value (after expenses)	$977.40	$973.60	$978.30	$978.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$4.47	$8.57	$3.27	$2.92
Ending value (after expenses)	$1,020.44	$1,016.36	$1,021.63	$1,021.98

†Expenses are equal to the fund’s annualized expense ratio of .89% for Class A, 1.71% for Class C, .65% for Class I and .58% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2020 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.7%
Argentina - .1%
Argentina, Sr. Unscd. Bonds		6.88	4/22/2021	610,000		177,205
Australia - 5.2%
Australia, Sr. Unscd. Bonds, Ser. 144	AUD	3.75	4/21/2037	150,000		133,281
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	3,660,000		3,081,782
Australia, Sr. Unscd. Bonds, Ser. 25CI	AUD	3.00	9/20/2025	1,120,000	[b]	1,053,328
Commonwealth Bank of Australia, Covered Bonds		2.13	7/22/2020	250,000		250,818
New South Wales Treasury, Govt. Gtd. Notes	AUD	3.00	3/20/2028	1,670,000		1,232,536
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	2.25	11/20/2034	1,660,000		1,125,951
					6,877,696
Austria - 1.0%
Austria, Sr. Unscd. Notes	EUR	3.15	6/20/2044	160,000	[c]	300,022
CA Immobilien Anlagen, Sr. Unscd. Notes	EUR	0.88	2/5/2027	400,000		406,477
JBS Investments, Gtd. Notes		6.25	2/5/2023	630,000		629,093
					1,335,592
Azerbaijan - .9%
Azerbaijan, Sr. Unscd. Bonds		5.13	9/1/2029	693,000		685,754
Azerbaijan, Sr. Unscd. Notes		4.75	3/18/2024	470,000		475,428
					1,161,182
Belgium - .2%
Lonza Finance International, Gtd. Notes	EUR	1.63	4/21/2027	191,000		218,760
Bermuda - .2%
Hiscox, Sr. Unscd. Bonds	GBP	2.00	12/14/2022	265,000		330,232
Bolivia - .3%
Bolivian, Sr. Unscd. Notes		4.50	3/20/2028	500,000		413,555
Brazil - .1%
Light Servicos de Eletricidade, Gtd. Notes		7.25	5/3/2023	162,000		150,022
Canada - 3.0%
Bank of Montreal, Covered Bonds		2.10	6/15/2022	530,000		543,771
Bombardier, Sr. Unscd. Notes		6.13	1/15/2023	360,000	[c]	259,272
British Columbia, Sr. Unscd. Bonds		2.25	6/2/2026	676,000		724,975
British Columbia, Sr. Unscd. Notes	EUR	0.88	10/8/2025	328,000		378,724
Canada Housing Trust, Govt. Gtd. Bonds	CAD	2.10	9/15/2029	2,550,000	[c]	2,012,296
					3,919,038

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 87.7% (continued)
Cayman Islands - 1.5%
Agile Group Holdings, Sr. Scd. Bonds		9.00	5/21/2020	640,000	640,975
Country Garden Holdings, Sr. Scd. Bonds		7.25	4/4/2021	439,000	445,004
CSN Islands XI, Gtd. Notes		6.75	1/28/2028	329,000	216,729
Sable International Finance, Sr. Scd. Notes		5.75	9/7/2027	476,000	[c] 480,570
Trip.com Group, Sr. Unscd. Bonds		1.00	7/1/2020	194,000	191,788
					1,975,066
Colombia - 1.1%
Colombia, Bonds	COP	6.00	4/28/2028	4,018,500,000	969,168
Colombia, Bonds	COP	7.50	8/26/2026	1,834,200,000	495,742
					1,464,910
Costa Rica - .4%
Costa Rica, Sr. Unscd. Notes		4.25	1/26/2023	520,000	465,296
Denmark - .9%
Jyske Realkredit, Covered Bonds, Ser. 321E	DKK	1.00	4/1/2021	3,600,000	535,115
Orsted, Sr. Unscd. Notes	GBP	4.88	1/12/2032	390,000	656,549
					1,191,664
Dominican Republic - .7%
Dominican Republic, Sr. Unscd. Bonds		7.45	4/30/2044	420,000	384,300
Dominican Republic, Sr. Unscd. Bonds		7.50	5/6/2021	603,333	601,831
					986,131
Ecuador - .2%
Ecuador, Sr. Unscd. Notes		8.88	10/23/2027	990,000	287,110
Ethiopia - .4%
Ethiopia, Sr. Unscd. Notes		6.63	12/11/2024	600,000	523,728
Finland - .4%
CRH Finland Services, Gtd. Notes	EUR	0.88	11/5/2023	519,000	569,599
France - 2.2%
Altice France, Sr. Scd. Notes	EUR	3.38	1/15/2028	143,000	147,697
Altice France, Sr. Scd. Notes		7.38	5/1/2026	290,000	[c] 304,398
Banijay Entertainment, Sr. Scd. Bonds	EUR	3.50	3/1/2025	294,000	306,157
BNP Paribas, Jr. Sub. Notes		7.38	2/19/2169	550,000	571,695
Electricite de France, Jr. Sub. Notes	GBP	6.00	7/29/2168	100,000	130,237
JCDecaux, Sr. Unscd. Notes	EUR	2.00	10/24/2024	600,000	659,426
Loxam, Sr. Scd. Notes	EUR	2.88	4/15/2026	580,000	573,009
Societe Generale, Jr. Sub. Notes	EUR	6.75	4/7/2021	243,000	267,517
					2,960,136

8

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.7% (continued)
Germany - .9%
FMS Wertmanagement, Govt. Gtd. Notes	EUR	0.38	4/29/2030	200,000		229,937
Hella GmbH & Co., Sr. Unscd. Notes	EUR	1.00	5/17/2024	388,000		422,732
Infineon Technologies, Jr. Sub. Bonds	EUR	3.63	4/1/2169	200,000		202,258
Infineon Technologies, Jr. Sub. Notes	EUR	2.88	4/1/2169	300,000		307,590
					1,162,517
Hungary - 1.4%
Hungary, Bonds, Ser. 24/C	HUF	2.50	10/24/2024	549,590,000		1,794,849
India - .8%
GMR Hyderabad International Airport, Sr. Scd. Notes		4.25	10/27/2027	401,000		323,801
Housing Development Finance, Sr. Unscd. Notes	INR	8.22	3/28/2022	30,000,000		409,375
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/2022	20,000,000		273,212
					1,006,388
Indonesia - .9%
Indonesia, Sr. Unscd. Notes		5.88	1/15/2024	1,050,000		1,157,557
Ireland - 1.0%
Allied Irish Banks, Sub. Notes	EUR	4.13	11/26/2025	281,000		306,342
Bank of Ireland Group, Sub. Notes	GBP	3.13	9/19/2027	100,000		124,029
Silverback Finance, Sr. Scd. Bonds	EUR	3.13	2/25/2037	300,579		349,113
Virgin Media Receivables Financing, Sr. Scd. Bonds	GBP	5.50	9/15/2024	388,000		488,613
					1,268,097
Italy - 2.3%
Intesa Sanpaolo, Gtd. Notes		7.70	3/17/2169	325,000	[c]	302,476
Italy Buoni Poliennali Del Tesoro, Bonds	EUR	6.50	11/1/2027	585,333		862,887
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds	EUR	1.85	7/1/2025	600,000	[c]	676,568
Telecom Italia, Sr. Unscd. Notes		5.30	5/30/2024	200,000	[c]	209,248
UniCredit, Jr. Sub. Bonds		8.00	6/3/2168	560,000		510,893
UniCredit, Jr. Sub. Notes	EUR	3.88	6/3/2168	600,000		474,259
					3,036,331
Japan - .8%
Japan, Bonds, Ser. 23	JPY	0.10	3/10/2028	110,105,600	[b]	1,020,361
Jersey - .4%
CPUK Finance, Scd. Bonds	GBP	4.25	8/28/2022	420,000		473,111
Luxembourg - 3.0%
4Finance, Gtd. Notes		10.75	5/1/2022	200,000		137,026
Altice Financing, Sr. Scd. Bonds	EUR	3.00	1/15/2028	340,000		343,005

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.7% (continued)
Luxembourg - 3.0% (continued)
AnaCap Financial Europe, Sr. Scd. Notes, 3 Month EURIBOR +5.00% @ Floor	EUR	5.00	8/1/2024	400,000	[d]	325,569
B&M European Value Retail, Sr. Scd. Notes	GBP	4.13	2/1/2022	460,000		558,019
Cirsa Finance International, Sr. Scd. Bonds	EUR	4.75	5/22/2025	332,000		289,249
DH Europe Finance II, Gtd. Bonds	EUR	0.45	3/18/2028	193,000		205,487
DH Europe Finance II, Gtd. Notes		2.20	11/15/2024	111,000		114,137
Matterhorn Telecom, Sr. Scd. Notes	EUR	3.13	9/15/2026	339,000		365,159
Millicom International Cellular, Sr. Unscd. Notes		6.63	10/15/2026	220,000		224,026
SELP Finance, Gtd. Bonds	EUR	1.25	10/25/2023	535,000		583,424
Summer BC Holdco B, Sr. Scd. Bonds	EUR	5.75	10/31/2026	536,000		524,027
Whirlpool EMEA Finance, Gtd. Notes	EUR	0.50	2/20/2028	270,000		273,559
					3,942,687
Malaysia - 1.0%
Malaysia, Bonds, Ser. 119	MYR	3.91	7/15/2026	5,073,000		1,257,621
Mexico - 2.5%
Fomento Economico Mexicano, Sr. Unscd. Bonds	EUR	1.75	3/20/2023	250,000		273,349
Mexican Bonos, Bonds, Ser. M20	MXN	7.50	6/3/2027	16,430,000		732,345
Mexican Bonos, Sr. Unscd. Bonds, Ser. M20	MXN	8.50	5/31/2029	20,950,000		982,175
Mexico, Sr. Unscd. Notes		3.90	4/27/2025	963,000		975,037
Sigma Alimentos, Gtd. Bonds	EUR	2.63	2/7/2024	276,000		301,435
					3,264,341
Netherlands - 3.2%
IHS Netherlands Holdco, Gtd. Notes		7.13	3/18/2025	202,000		185,840
ING Bank, Covered Notes	EUR	0.75	2/18/2029	600,000		698,411
ING Groep, Jr. Sub. Bonds		6.75	4/16/2169	570,000		561,667
Petrobras Global Finance, Gtd. Notes		6.90	3/19/2049	315,000		307,912
Shell International Finance, Gtd. Notes	EUR	1.13	4/7/2024	420,000		471,516
Shell International Finance, Gtd. Notes, 3 Month LIBOR +.45%		2.18	5/11/2020	287,000	[d]	287,009
Sigma Finance Netherlands, Gtd. Notes		4.88	3/27/2028	400,000		406,844
Telefonica Europe, Gtd. Notes	EUR	4.38	12/14/2024	400,000		447,251
United Group, Sr. Scd. Notes	EUR	4.88	7/1/2024	137,000		148,069
United Group, Sr. Scd. Notes, 3 Month EURIBOR +4.13% @ Floor	EUR	4.13	5/15/2025	190,000	[d]	198,826
Vonovia Finance, Gtd. Notes, Ser. DIP	EUR	1.50	3/31/2025	400,000		456,350
					4,169,695

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.7% (continued)
New Zealand - 3.1%
New Zealand, Govt. Gtd. Bonds	NZD	3.50	4/14/2033	1,400,000		1,019,659
New Zealand, Sr. Unscd. Bonds, Ser. 930	NZD	3.00	9/20/2030	1,130,000	[b]	972,332
New Zealand Local Government Funding Agency Bond, Govt. Gtd. Bonds	NZD	4.50	4/15/2027	2,790,000		2,104,375
					4,096,366
Norway - 2.9%
DNB Boligkreditt, Covered Bonds		2.50	3/28/2022	255,000		263,524
Norway, Bonds, Ser. 479	NOK	1.75	2/17/2027	33,855,000	[c]	3,588,362
					3,851,886
Panama - .5%
Carnival, Sr. Scd. Notes		11.50	4/1/2023	640,000	[c]	670,199
Paraguay - .9%
Paraguay, Sr. Unscd. Bonds		5.00	4/15/2026	1,110,000		1,154,411
Peru - .8%
Peruvian, Sr. Unscd. Bonds		2.39	1/23/2026	1,000,000		1,017,000
Philippines - 1.4%
Philippine, Sr. Unscd. Notes		2.46	5/5/2030	600,000		613,351
Philippine, Sr. Unscd. Notes	PHP	4.95	1/15/2021	60,000,000		1,189,024
					1,802,375
Qatar - .8%
Qatar, Sr. Unscd. Notes		3.40	4/16/2025	1,042,000		1,110,423
Singapore - .1%
Mulhacen, Sr. Scd. Bonds	EUR	6.50	8/1/2023	380,000		171,814
Spain - 1.5%
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Bonds	EUR	5.88	5/24/2022	600,000		621,592
Banco Santander, Jr. Sub. Bonds	EUR	5.25	12/29/2167	600,000		611,603
Spain, Bonds	EUR	5.15	10/31/2028	470,000	[c]	708,642
					1,941,837
Supranational - 2.9%
European Bank for Reconstruction & Development, Sr. Unscd. Notes	IDR	6.45	12/13/2022	20,100,000,000		1,324,506
European Bank for Reconstruction & Development, Sr. Unscd. Notes	IDR	8.30	10/2/2020	5,800,000,000		386,290
Gems Menasa Cayman, Sr. Scd. Notes		7.13	7/31/2026	203,000	[c]	194,880
Inter-American Development Bank, Sr. Unscd. Notes		3.88	10/28/2041	720,000		1,015,315
International Bank for Reconstruction & Development, Sr. Unscd. Notes	GBP	4.88	12/7/2028	500,000		852,528
					3,773,519

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 87.7% (continued)
Sweden - 1.6%
Akelius Residential Property, Sub. Notes	EUR	2.25	5/17/2081	140,000	138,206
Stadshypotek, Covered Bonds		2.50	4/5/2022	307,000	316,563
Stadshypotek, Covered Notes, Ser. 1588	SEK	1.50	3/1/2024	6,000,000	644,490
Swedbank Hypotek, Covered Notes, Ser. 191	SEK	1.00	6/15/2022	10,100,000	1,055,507
					2,154,766
Switzerland - 1.3%
Credit Suisse Group, Jr. Sub. Notes		7.25	9/12/2025	570,000	568,971
UBS, Sr. Unscd. Notes	GBP	1.25	12/10/2020	200,000	252,059
UBS, Sub. Notes	EUR	4.75	2/12/2026	235,000	262,010
UBS Group, Jr. Sub. Bonds		5.00	1/31/2023	630,000	579,618
					1,662,658
United Arab Emirates - 1.0%
Abu Dhabi, Sr. Unscd. Notes		2.50	4/16/2025	1,281,000	1,323,104
United Kingdom - 11.5%
Anglian Water Services Financing, Sr. Scd. Notes	GBP	1.63	8/10/2025	215,000	272,196
BUPA Finance, Gtd. Bonds	GBP	6.13	9/16/2020	130,000	160,256
Close Brothers Finance, Gtd. Notes	GBP	2.75	10/19/2026	321,000	410,196
Close Brothers Finance, Gtd. Notes	GBP	3.88	6/27/2021	200,000	256,811
Coca-Cola European Partners, Gtd. Notes	EUR	1.13	5/26/2024	160,000	179,727
Coventry Building Society, Sr. Unscd. Notes	EUR	2.50	11/18/2020	400,000	443,453
Drax Finco, Sr. Scd. Bonds	GBP	4.25	5/1/2022	274,000	332,561
eG Global Finance, Sr. Scd. Notes	EUR	4.38	2/7/2025	341,000	322,888
HSBC Bank, Sub. Notes	GBP	5.38	11/4/2030	310,000	450,752
Iceland Bondco, Sr. Scd. Notes	GBP	4.63	3/15/2025	350,000	384,265
Informa, Gtd. Notes	EUR	1.50	7/5/2023	254,000	267,680
Investec, Jr. Sub. Notes	GBP	6.75	12/5/2024	400,000	401,608
Iron Mountain UK, Gtd. Notes	GBP	3.88	11/15/2025	210,000	249,183
Jaguar Land Rover Automotive, Gtd. Notes	GBP	2.75	1/24/2021	490,000	590,256
Jerrold Finco, Sr. Scd. Bonds	GBP	4.88	1/15/2026	165,000	188,012
Jerrold Finco, Sr. Scd. Bonds	GBP	6.13	1/15/2024	208,000	243,808
Lloyds Banking Group, Jr. Sub. Bonds	EUR	6.38	6/27/2168	550,000	587,420
Lloyds Banking Group, Jr. Sub. Notes	GBP	5.13	12/27/2024	560,000	637,403
London & Quadrant Housing Trust, Sr. Scd. Bonds	GBP	2.63	5/5/2026	142,000	187,008
Mitchells & Butlers Finance, Scd. Bonds, Ser. B2	GBP	6.01	12/15/2028	343,179	483,582

12

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.7% (continued)
United Kingdom - 11.5% (continued)
Motability Operations Group, Gtd. Notes	EUR	1.63	6/9/2023	200,000		228,094
National Express Group, Gtd. Notes	GBP	2.38	11/20/2028	334,000		387,346
Nationwide Building Society, Jr. Sub. Bonds	GBP	5.88	12/20/2024	450,000		557,589
Pinewood Finance, Sr. Scd. Bonds	GBP	3.25	9/30/2025	109,000		136,963
Prudential, Sr. Unscd. Bonds	GBP	5.88	5/11/2029	205,000		339,584
Royal Bank of Scotland Group, Jr. Sub. Bonds		7.50	8/10/2020	600,000		575,298
Saga, Gtd. Bonds	GBP	3.38	5/12/2024	228,000		211,085
TESCO, Sr. Unscd. Notes	GBP	3.32	11/5/2025	100,000	[b]	248,015
Tesco Property Finance 3, Sr. Scd. Bonds	GBP	5.74	4/13/2040	144,567		237,604
UNITE USAF II, Mortgage Backed Notes	GBP	3.37	6/30/2023	300,000		394,020
United Kingdom, Bonds	GBP	0.13	3/22/2026	1,628,237	[b]	2,394,161
Vedanta Resources Finance II, Gtd. Bonds		9.25	4/23/2026	490,000	[e]	203,350
Virgin Media Secured Finance, Sr. Scd. Notes	GBP	5.25	5/15/2029	140,000		177,212
Virgin Media Secured Finance, Sr. Scd. Notes	GBP	6.25	3/28/2029	240,300		317,716
Virgin Money UK, Sr. Unscd. Notes	GBP	3.13	6/22/2025	580,000		696,102
Vodafone Group, Jr. Sub. Bonds	GBP	4.88	10/3/2078	194,000		249,427
Vodafone Group, Jr. Sub. Notes		7.00	4/4/2079	200,000		229,177
Wagamama Finance, Sr. Scd. Notes	GBP	4.13	7/1/2022	100,000		110,449
Yorkshire Building Society, Covered Bonds, 3 Month SONIO +.60%	GBP	1.31	11/19/2023	260,000	[d]	327,585
					15,069,842
United States - 20.4%
Air Products & Chemicals, Sr. Unscd. Notes	EUR	0.50	5/5/2028	184,000		200,880
Air Products & Chemicals, Sr. Unscd. Notes		1.50	10/15/2025	34,000		34,308
Best Buy, Sr. Unscd. Bonds		5.50	3/15/2021	210,000		212,999
Best Buy, Sr. Unscd. Notes		4.45	10/1/2028	248,000		261,888
CCO Holdings, Sr. Unscd. Notes		4.75	3/1/2030	281,000	[c]	287,927
CEMEX Finance, Sr. Scd. Notes		6.00	4/1/2024	227,000		211,519
Citigroup, Sub. Notes		5.50	9/13/2025	450,000		516,170
Cleveland-Cliffs, Gtd. Notes		5.88	6/1/2027	520,000		327,418
Comcast, Gtd. Notes	GBP	1.50	2/20/2029	245,000		309,585
Comcast, Gtd. Notes		3.30	4/1/2027	86,000		94,418
Comcast, Gtd. Notes, 3 Month LIBOR +0.33%		1.76	10/1/2020	116,000	[d]	116,073
CommScope, Sr. Scd. Notes		5.50	3/1/2024	121,000	[c]	121,629

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.7% (continued)
United States - 20.4% (continued)
CSC Holdings, Gtd. Notes		5.38	7/15/2023	750,000	[c]	762,337
Dell International, Gtd. Notes		7.13	6/15/2024	602,000	[c]	625,689
Diamond Sports Group, Sr. Scd. Notes		5.38	8/15/2026	620,000	[c]	474,114
Digital Euro Finco, Gtd. Notes	EUR	1.13	4/9/2028	439,000		460,543
Dollar General, Sr. Unscd. Notes		4.15	11/1/2025	346,000		385,204
EMC, Sr. Unscd. Notes		2.65	6/1/2020	30,000		29,944
Fidelity National Information Services, Sr. Unscd. Notes	EUR	0.63	12/3/2025	201,000		218,379
Fiserv, Sr. Unscd. Notes		3.50	7/1/2029	240,000		263,599
General Electric, Sr. Unscd. Notes	GBP	6.44	11/15/2022	12,833		16,919
Hewlett Packard Enterprise, Sr. Unscd. Notes		4.45	10/2/2023	233,000		245,628
JPMorgan Chase & Co., Sr. Unscd. Notes		2.08	4/22/2026	1,000,000		1,014,668
JPMorgan Chase & Co., Sr. Unscd. Notes, 3 Month LIBOR +1.21%		2.05	10/29/2020	323,000	[d]	323,881
Laureate Education, Gtd. Notes		8.25	5/1/2025	265,000	[c]	272,354
Lennar, Gtd. Notes		4.75	11/29/2027	36,000		37,093
Level 3 Financing, Gtd. Notes		5.38	8/15/2022	643,000		644,736
Microsoft, Sr. Unscd. Bonds		2.00	8/8/2023	250,000		261,380
Netflix, Sr. Unscd. Notes	EUR	3.63	6/15/2030	325,000		360,649
New York Life Global Funding, Scd. Notes		1.70	9/14/2021	270,000		272,337
NextEra Energy Capital Holdings, Gtd. Notes		3.25	4/1/2026	101,000		109,290
Pepsico, Sr. Unscd. Notes	EUR	0.25	5/6/2024	266,000		291,103
Refinitiv US Holdings, Sr. Unscd. Notes	EUR	6.88	11/15/2026	150,000		175,547
Silgan Holdings, Sr. Unscd. Notes		4.13	2/1/2028	44,000	[c]	43,505
Sprint, Gtd. Notes		7.88	9/15/2023	260,000		293,800
Sprint Capital, Gtd. Notes		8.75	3/15/2032	228,000		321,400
T-Mobile USA, Gtd. Notes		6.00	3/1/2023	693,000		703,291
T-Mobile USA, Sr. Scd. Notes		3.88	4/15/2030	300,000	[c]	329,655
U.S. Bank, Sr. Unscd. Notes, 3 Month LIBOR +.32%		1.31	4/26/2021	250,000	[d]	249,476
U.S. Treasury Bonds		2.88	5/15/2043	1,628,700		2,159,618
U.S. Treasury Bonds		3.00	11/15/2045	2,325,700		3,205,469
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted		1.00	2/15/2046	873,376	[b]	1,125,648
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted		2.38	1/15/2025	2,264,328	[b]	2,549,094
U.S. Treasury Notes		1.50	8/15/2026	748,900		795,473

14

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.7% (continued)
United States - 20.4% (continued)
U.S. Treasury Notes		2.25	11/15/2027	415,000		467,167
U.S. Treasury Notes		2.38	5/15/2029	1,640,000		1,893,175
U.S. Treasury Separate Trading of Registered Interest and Principal Securities, Bonds		0.00	5/15/2043	2,192,300	[f]	1,616,452
Verizon Communications, Sr. Unscd. Notes	AUD	2.65	5/6/2030	790,000		485,510
Zayo Group Holdings, Sr. Scd. Notes		4.00	3/1/2027	660,000	[c]	643,190
					26,822,131
Total Bonds and Notes (cost $118,867,830)				115,182,808
				Shares
Exchange-Traded Funds - 9.4%
United States - 9.4%
iShares 0-5 Year Investment Grade Corporate Bond ETF				22,648		1,162,748
iShares iBoxx High Yield Corporate Bond ETF				36,838	[e]	2,962,880
iShares iBoxx Investment Grade Corporate Bond ETF				19,750		2,551,107
iShares JP Morgan USD Emerging Markets Bond Fund ETF				36,845		3,702,922
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF				76,039		1,916,943
Total Exchange-Traded Funds (cost $12,918,326)				12,296,600
	1-Day Yield (%)
Investment Companies - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,349,689)		0.33		1,349,689	[g]	1,349,689

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 2.7%
Registered Investment Companies - 2.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,626,796)	0.33	3,626,796	[g] 3,626,796
Total Investments (cost $136,762,641)		100.8%	132,455,893
Liabilities, Less Cash and Receivables		(0.8%)	(1,115,037)
Net Assets		100.0%	131,340,856

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

SONIO—Sterling Overnight Index Average

AUD—Australian Dollar

CAD—Canadian Dollar

COP—Colombian Peso

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PHP—Philippine Peso

SEK—Swedish Krona

a Amount stated in U.S. Dollars unless otherwise noted above.

b Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, these securities were valued at $13,267,333 or 10.1% of net assets.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Security, or portion thereof, on loan. At April 30, 2020, the value of the fund’s securities on loan was $3,128,880 and the value of the collateral was $3,626,796.

f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

16

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	32.3
Investment Companies	13.1
Banks	13.1
U.S. Treasury Securities	10.5
Telecommunication Services	4.7
Supranational Bank	2.9
Real Estate	2.9
Media	2.8
Diversified Financials	2.1
Retailing	1.8
Consumer Discretionary	1.6
Utilities	1.2
Commercial & Professional Services	1.1
Food Products	1.0
Advertising	.9
Energy	.8
Building Materials	.8
Automobiles & Components	.8
Insurance	.7
Technology Hardware & Equipment	.7
Internet Software & Services	.7
Metals & Mining	.6
Beverage Products	.6
Information Technology	.6
Health Care	.5
Agriculture	.5
Industrial	.4
Semiconductors & Semiconductor Equipment	.4
Transportation	.3
Aerospace & Defense	.2
Chemicals	.2
Materials	.0
100.8

† Based on net assets.

See notes to financial statements.

17

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/19($)	Purchases($)	Sales ($)	Value 4/30/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,308,257	44,305,468	(44,264,036)	1,349,689	1.0	16,923
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	19,289,430	(15,662,634)	3,626,796	2.8	-
Total	1,308,257	63,594,898	(59,926,670)	4,976,485	3.8	16,923

See notes to financial statements.

18

STATEMENT OF FUTURES

April 30, 2020 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
Australian 10 Year Bond	34	6/15/2020	3,294,409[a]	3,297,906	(3,497)
Euro-Bond	32	6/8/2020	5,929,842[a]	6,116,772	(186,930)
Long Gilt	18	6/26/2020	3,019,131[a]	3,121,797	(102,666)
Gross Unrealized Depreciation				(293,093)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

19

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
CIBC World Markets Corp.
British Pound	245,547	United States Dollar	294,866	5/15/2020	14,416
United States Dollar	2,019,523	British Pound	1,573,592	5/15/2020	37,485
Swedish Krona	19,508,000	United States Dollar	1,931,612	5/15/2020	68,309
United States Dollar	40,008	Canadian Dollar	53,028	5/15/2020	1,912
Euro	1,894,386	United States Dollar	2,055,532	5/15/2020	21,006
United States Dollar	474,507	Euro	437,521	5/15/2020	(5,083)
Singapore Dollar	1,105,506	United States Dollar	785,433	5/15/2020	(1,437)
Japanese Yen	251,504,082	United States Dollar	2,359,177	5/15/2020	(15,111)
Citigroup
Euro	1,722,000	United States Dollar	1,874,690	5/15/2020	12,886
United States Dollar	458,226	Euro	421,269	5/15/2020	(3,549)
United States Dollar	7,338,793	Australian Dollar	10,977,029	5/15/2020	185,283
Polish Zloty	7,517,000	United States Dollar	1,774,983	5/15/2020	36,560
Norwegian Krone	990,000	United States Dollar	105,747	5/15/2020	(9,107)
United States Dollar	1,970,669	Norwegian Krone	18,084,494	5/15/2020	205,337
Czech Koruna	29,474,170	United States Dollar	1,295,866	5/15/2020	(103,595)
United States Dollar	1,272,369	Czech Koruna	29,474,170	5/15/2020	80,098
British Pound	78,000	United States Dollar	101,450	5/15/2020	(3,204)
United States Dollar	1,444,390	British Pound	1,113,487	5/15/2020	41,882
United States Dollar	1,979,307	Swedish Krona	19,226,000	5/15/2020	8,296
HSBC
United States Dollar	284,984	British Pound	217,506	5/15/2020	11,021
United States Dollar	846,010	Mexican Peso	16,468,000	5/15/2020	164,443
Hungarian Forint	225,780,584	United States Dollar	701,524	5/15/2020	212

20

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
HSBC (continued)
United States Dollar	2,696,040	Hungarian Forint	819,516,676	5/15/2020	148,946
Singapore Dollar	312,427	United States Dollar	214,929	5/15/2020	6,637
United States Dollar	138,863	Euro	127,356	5/15/2020	(739)
Norwegian Krone	592,463	United States Dollar	63,998	5/15/2020	(6,164)
J.P. Morgan Securities
United States Dollar	184,618	New Zealand Dollar	306,000	5/15/2020	(3,079)
Singapore Dollar	767,387	United States Dollar	546,195	5/15/2020	(1,984)
Euro	595,468	United States Dollar	657,942	5/15/2020	(5,218)
United States Dollar	1,173,971	Euro	1,080,624	5/15/2020	(10,559)
United States Dollar	553,789	Danish Krone	3,729,408	5/15/2020	5,954
British Pound	238,389	United States Dollar	302,099	5/15/2020	(1,833)
United States Dollar	1,992,957	British Pound	1,616,601	5/15/2020	(43,254)
Japanese Yen	132,685,935	United States Dollar	1,234,777	5/15/2020	1,881
United States Dollar	1,899,306	Japanese Yen	204,723,488	5/15/2020	(8,756)
United States Dollar	1,766,892	Swedish Krona	16,845,687	5/15/2020	39,906
RBS Securities
British Pound	473,439	United States Dollar	607,359	5/15/2020	(11,032)
United States Dollar	871,512	Mexican Peso	16,456,490	5/15/2020	190,421
Euro	585,943	United States Dollar	649,486	5/15/2020	(7,203)
United States Dollar	176,577	Euro	161,415	5/15/2020	(359)
United States Dollar	734,616	Indian Rupee	52,846,000	5/15/2020	31,993
South Korean Won	2,178,436,000	United States Dollar	1,845,741	5/15/2020	(57,622)
Canadian Dollar	2,057,715	United States Dollar	1,547,343	5/15/2020	(69,036)
State Street Bank and Trust Company
Polish Zloty	5,107,000	United States Dollar	1,293,076	5/15/2020	(62,325)

21

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
State Street Bank and Trust Company (continued)
United States Dollar	3,122,669	Polish Zloty	12,624,000	5/15/2020	80,375
United States Dollar	1,829,411	South Korean Won	2,178,436,000	5/15/2020	41,292
United States Dollar	186,151	Australian Dollar	298,765	5/15/2020	(8,548)
Hungarian Forint	401,881,000	United States Dollar	1,299,199	5/15/2020	(50,135)
United States Dollar	1,270,823	Hungarian Forint	391,787,000	5/15/2020	53,132
Mexican Peso	16,456,490	United States Dollar	872,108	5/15/2020	(191,017)
Euro	1,185,103	United States Dollar	1,356,825	5/15/2020	(57,770)
United States Dollar	21,609,837	Euro	19,545,119	5/15/2020	185,391
British Pound	720	United States Dollar	901	5/1/2020	6
United States Dollar	1,346,992	Singapore Dollar	1,863,858	5/15/2020	25,191
United States Dollar	1,723,142	Colombian Peso	6,427,891,000	5/15/2020	101,855
Philippine Peso	70,534,000	United States Dollar	1,391,505	5/15/2020	7,248
United States Dollar	2,520,659	Philippine Peso	128,801,000	5/15/2020	(33,582)
United States Dollar	1,914,895	Indonesian Rupiah	26,900,448,000	5/15/2020	110,021
New Zealand Dollar	3,441,000	United States Dollar	2,000,081	5/15/2020	110,594
United States Dollar	1,898,401	New Zealand Dollar	3,160,000	5/15/2020	(39,911)
Malaysian Ringgit	832,000	United States Dollar	198,024	5/15/2020	(4,695)
United States Dollar	1,512,243	Malaysian Ringgit	6,238,000	5/15/2020	62,736
United States Dollar	1,957,121	Norwegian Krone	19,882,000	5/15/2020	16,324
British Pound	6,112,457	United States Dollar	7,725,203	5/15/2020	(26,177)
United States Dollar	20,784,835	British Pound	15,923,707	5/15/2020	727,918
United States Dollar	5,419,915	Canadian Dollar	7,368,000	5/15/2020	126,583
Japanese Yen	317,540,000	United States Dollar	3,051,983	5/15/2020	(92,449)
United States Dollar	3,109,466	Japanese Yen	336,110,021	5/15/2020	(23,144)

22

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
UBS Securities
United States Dollar	4,259,929	New Zealand Dollar	6,557,339	5/15/2020	237,723
Singapore Dollar	1,050,920	United States Dollar	733,951	5/15/2020	11,334
United States Dollar	924,760	Singapore Dollar	1,275,800	5/15/2020	19,995
United States Dollar	174,255	Australian Dollar	263,000	5/15/2020	2,863
Canadian Dollar	2,703,000	United States Dollar	1,942,176	5/15/2020	(282)
United States Dollar	485,815	Euro	431,608	5/15/2020	12,706
Gross Unrealized Appreciation					3,248,171
Gross Unrealized Depreciation					(957,959)

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,128,880)—Note 1(c):
Unaffiliated issuers	131,786,156	127,479,408
Affiliated issuers	4,976,485	4,976,485
Cash denominated in foreign currency	18,861	18,827
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		3,248,171
Dividends, interest and securities lending income receivable		1,131,535
Receivable for investment securities sold		750,265
Cash collateral held by broker—Note 4		317,671
Receivable for shares of Common Stock subscribed		222,985
Tax reclaim receivable		7,757
Prepaid expenses		46,160
		138,199,264
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		66,557
Liability for securities on loan—Note 1(c)		3,626,796
Payable for investment securities purchased		1,657,466
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		957,959
Payable for shares of Common Stock redeemed		449,401
Payable for futures variation margin—Note 4		69,656
Directors’ fees and expenses payable		2,057
Other accrued expenses		28,516
		6,858,408
Net Assets ($)		131,340,856
Composition of Net Assets ($):
Paid-in capital		134,153,914
Total distributable earnings (loss)		(2,813,058)
Net Assets ($)		131,340,856

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	5,583,603	265,326	10,646,316	114,845,611
Shares Outstanding	469,209	22,632	891,066	9,608,295
Net Asset Value Per Share ($)	11.90	11.72	11.95	11.95

See notes to financial statements.

24

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2020 (Unaudited)

Investment Income ($):
Income:
Interest (net of $2,285 foreign taxes withheld at source)	1,771,799
Dividends:
Unaffiliated issuers	250,182
Affiliated issuers	16,923
Income from securities lending—Note 1(c)	3,422
Total Income	2,042,326
Expenses:
Management fee—Note 3(a)	251,677
Professional fees	52,725
Registration fees	35,225
Custodian fees—Note 3(c)	12,599
Shareholder servicing costs—Note 3(c)	12,526
Chief Compliance Officer fees—Note 3(c)	6,707
Directors’ fees and expenses—Note 3(d)	6,087
Prospectus and shareholders’ reports	2,986
Loan commitment fees—Note 2	1,077
Distribution fees—Note 3(b)	1,074
Miscellaneous	22,910
Total Expenses	405,593
Less—reduction in expenses due to undertaking—Note 3(a)	(29,606)
Net Expenses	375,987
Investment Income—Net	1,666,339
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(288,505)
Net realized gain (loss) on options transactions	(197,942)
Net realized gain (loss) on futures	(178,268)
Net realized gain (loss) on forward foreign currency exchange contracts	279,546
Net Realized Gain (Loss)	(385,169)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(6,333,537)
Net change in unrealized appreciation (depreciation) on options transactions	89,319
Net change in unrealized appreciation (depreciation) on futures	(328,467)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,541,056
Net Change in Unrealized Appreciation (Depreciation)	(4,031,629)
Net Realized and Unrealized Gain (Loss) on Investments	(4,416,798)
Net (Decrease) in Net Assets Resulting from Operations	(2,750,459)

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations ($):
Investment income—net	1,666,339	2,894,004
Net realized gain (loss) on investments	(385,169)	2,282,153
Net change in unrealized appreciation (depreciation) on investments	(4,031,629)	3,061,646
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,750,459)	8,237,803
Distributions ($):
Distributions to shareholders:
Class A	(52,276)	(41,102)
Class C	(6,268)	(13,122)
Class I	(272,541)	(175,885)
Class Y	(2,827,029)	(3,966,193)
Total Distributions	(3,158,114)	(4,196,302)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	4,452,851	1,388,532
Class C	-	99,468
Class I	8,530,398	8,878,107
Class Y	28,311,709	49,852,582
Distributions reinvested:
Class A	49,893	31,487
Class C	4,427	9,870
Class I	186,483	142,615
Class Y	1,483,293	2,400,191
Cost of shares redeemed:
Class A	(663,829)	(416,637)
Class C	(38,856)	(235,826)
Class I	(7,295,034)	(1,961,338)
Class Y	(16,460,484)	(13,534,260)
Increase (Decrease) in Net Assets from Capital Stock Transactions	18,560,851	46,654,791
Total Increase (Decrease) in Net Assets	12,652,278	50,696,292
Net Assets ($):
Beginning of Period	118,688,578	67,992,286
End of Period	131,340,856	118,688,578

26

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Capital Share Transactions (Shares):
Class A
Shares sold	367,414	112,438
Shares issued for distributions reinvested	4,059	2,631
Shares redeemed	(54,433)	(34,128)
Net Increase (Decrease) in Shares Outstanding	317,040	80,941
Class C
Shares sold	-	8,380
Shares issued for distributions reinvested	364	841
Shares redeemed	(3,181)	(19,871)
Net Increase (Decrease) in Shares Outstanding	(2,817)	(10,650)
Class Ia
Shares sold	696,183	719,427
Shares issued for distributions reinvested	15,115	11,865
Shares redeemed	(604,387)	(158,496)
Net Increase (Decrease) in Shares Outstanding	106,911	572,796
Class Ya
Shares sold	2,358,010	4,116,981
Shares issued for distributions reinvested	120,237	200,463
Shares redeemed	(1,379,661)	(1,113,097)
Net Increase (Decrease) in Shares Outstanding	1,098,586	3,204,347

[a]During the period ended April 30, 2020, 16,963 Class Y shares representing $210,284 were exchanged for 16,968 Class I shares and during the period ended October 31, 2019, 37,410 Class Y shares representing $465,556 were exchanged for 37,424 Class I shares,

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	April 30, 2020	Year Ended October 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.48	12.04	12.23	12.30	12.13	12.70
Investment Operations:
Investment income—net[a]	.11	.29	.32	.19	.13	.16
Net realized and unrealized gain (loss) on investments	(.38)	.70	(.31)	.10	.25	(.18)
Total from Investment Operations	(.27)	.99	.01	.29	.38	(.02)
Distributions:
Dividends from investment income—net	(.31)	(.55)	(.20)	(.36)	(.19)	(.49)
Dividends from net realized gain on investments	-	-	-	(.00)[b]	(.02)	(.06)
Total Distributions	(.31)	(.55)	(.20)	(.36)	(.21)	(.55)
Net asset value, end of period	11.90	12.48	12.04	12.23	12.30	12.13
Total Return (%)[c]	(2.26)[d]	8.54	.08	2.45	3.20	(.15)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01[e]	1.07	1.39	1.37	1.64	1.99
Ratio of net expenses to average net assets	.89[e]	.75	.75	.89	.95	.95
Ratio of net investment income to average net assets	1.75[e]	2.42	2.60	1.65	1.10	1.29
Portfolio Turnover Rate	48.82[d]	83.73	114.73	145.88	141.08	134.49
Net Assets, end of period ($ x 1,000)	5,584	1,900	858	682	1,818	1,407

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

28

Six Months Ended
Class C Shares	April 30, 2020	Year Ended October 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.30	11.86	12.06	12.18	12.05	12.62
Investment Operations:
Investment income—net[a]	.10	.25	.24	.11	.04	.07
Net realized and unrealized gain (loss) on investments	(.43)	.64	(.33)	.08	.25	(.19)
Total from Investment Operations	(.33)	.89	(.09)	.19	.29	(.12)
Distributions:
Dividends from investment income—net	(.25)	(.45)	(.11)	(.31)	(.14)	(.39)
Dividends from net realized gain on investments	-	-	-	(.00)[b]	(.02)	(.06)
Total Distributions	(.25)	(.45)	(.11)	(.31)	(.16)	(.45)
Net asset value, end of period	11.72	12.30	11.86	12.06	12.18	12.05
Total Return (%)[c]	(2.64)[d]	7.70	(.64)	1.59	2.47	(.94)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82[e]	1.85	2.07	2.09	2.39	2.74
Ratio of net expenses to average net assets	1.71[e]	1.50	1.50	1.64	1.70	1.70
Ratio of net investment income to average net assets	1.63[e]	2.11	2.00	.90	.35	.54
Portfolio Turnover Rate	48.82[d]	83.73	114.73	145.88	141.08	134.49
Net Assets, end of period ($ x 1,000)	265	313	428	702	671	788

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class I Shares	April 30, 2020	Year Ended October 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.53	12.09	12.27	12.33	12.14	12.71
Investment Operations:
Investment income—net[a]	.16	.32	.37	.23	.15	.19
Net realized and unrealized gain (loss) on investments	(.42)	.71	(.33)	.08	.27	(.18)
Total from Investment Operations	(.26)	1.03	.04	.31	.42	.01
Distributions:
Dividends from investment income—net	(.32)	(.59)	(.22)	(.37)	(.21)	(.52)
Dividends from net realized gain on investments	-	-	-	(.00)[b]	(.02)	(.06)
Total Distributions	(.32)	(.59)	(.22)	(.37)	(.23)	(.58)
Net asset value, end of period	11.95	12.53	12.09	12.27	12.33	12.14
Total Return (%)	(2.17)[c]	8.79	.38	2.57	3.52	.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73[d]	.78	1.10	1.14	1.39	1.70
Ratio of net expenses to average net assets	.65[d]	.50	.50	.65	.70	.70
Ratio of net investment income to average net assets	2.68[d]	2.63	3.03	1.91	1.35	1.54
Portfolio Turnover Rate	48.82[c]	83.73	114.73	145.88	141.08	134.49
Net Assets, end of period ($ x 1,000)	10,646	9,827	2,555	3,815	1,244	5,472

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

30

Six Months Ended
Class Y Shares	April 30, 2020	Year Ended October 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.53	12.09	12.27	12.33	12.14	12.71
Investment Operations:
Investment income—net[a]	.16	.37	.33	.23	.16	.19
Net realized and unrealized gain (loss) on investments	(.42)	.66	(.29)	.08	.27	(.18)
Total from Investment Operations	(.26)	1.03	.04	.31	.43	.01
Distributions:
Dividends from investment income—net	(.32)	(.59)	(.22)	(.37)	(.22)	(.52)
Dividends from net realized gain on investments	-	-	-	(.00)[b]	(.02)	(.06)
Total Distributions	(.32)	(.59)	(.22)	(.37)	(.24)	(.58)
Net asset value, end of period	11.95	12.53	12.09	12.27	12.33	12.14
Total Return (%)	(2.17)[c]	8.81	.30	2.67	3.54	.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.62[d]	.68	.96	.98	1.23	1.31
Ratio of net expenses to average net assets	.58[d]	.50	.50	.64	.70	.70
Ratio of net investment income to average net assets	2.67[d]	3.00	2.70	1.90	1.35	1.54
Portfolio Turnover Rate	48.82[c]	83.73	114.73	145.88	141.08	134.49
Net Assets, end of period ($ x 1,000)	114,846	106,649	64,151	40,741	34,952	14,611

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

31

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Dynamic Bond Income Fund (the “fund”) is a separate non-diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return (consisting of income and capital appreciation). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective December 31, 2019, Newton Investment Management (North America) Limited (“NIMNA”) reorganized into Newton Investment Management Limited (“NIM” or the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser. Consequently, the sub-investment advisory agreement between the Adviser and NIMNA was terminated and NIM now serves as the fund’s sub-adviser pursuant to a sub-investment advisory agreement between the Adviser and NIM. There was no change to the fund’s investment objective, polices or strategies as a result of the reorganization of NIMNA into Sub-Adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I shares and Class Y shares, increasing authorized Class I shares from 100 million to 150 million and increasing authorized Class Y shares from 100 million to 150 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share

32

generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2020, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 7,267 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the

34

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	58,921,244	-	58,921,244
Exchange-Traded Funds	12,296,600	-	-	12,296,600
Foreign Governmental	-	42,449,468	-	42,449,468
Investment Companies	4,976,485	-	-	4,976,485
U.S. Treasury Securities	-	13,812,096	-	13,812,096
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	3,248,171	-	3,248,171
Liabilities ($)
Other Financial Instruments:
Futures††	(293,093)	-	-	(293,093)
Forward Foreign Currency Exchange Contracts††	-	(957,959)	-	(957,959)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund

36

understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of April 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2020, The Bank of New York Mellon earned $672 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At April 30, 2020, BNY Mellon Yield Enhancement Strategy Fund, an affiliate of the fund, held 2,967,771 Class Y shares representing approximately 27.0% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

38

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $704,671 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2019. The fund has $173,271 of short-term capital losses and $531,400 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2019 was as follows: ordinary income $4,196,302. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of

39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

borrowing. During the period ended April 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser had contractually agreed, from November 1, 2019 through February 29, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .50% of the value of the fund’s average daily net assets. The Adviser has also contractually agreed, from March 1, 2020 through February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding certain expenses as described above) exceed .80% of the value of the fund’s average daily net assets. On or after February 28, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $29,606 during the period ended April 30, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .19% of the value of the fund’s average daily net assets.

During the period ended April 30, 2020, the Distributor retained $229 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2020, Class C shares were charged $1,074 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines

40

the amounts to be paid to Service Agents. During the period ended April 30, 2020, Class A and Class C shares were charged $3,789 and $358, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2020, the fund was charged $1,475 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2020, the fund was charged $12,599 pursuant to the custody agreement.

During the period ended April 30, 2020, the fund was charged $6,707 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $52,690, Distribution Plan fees of $162, Shareholder Services Plan fees of $1,187, custodian fees of $7,557, Chief Compliance Officer fees of $4,438 and transfer agency fees of $523.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended April 30, 2020, amounted to $78,357,087 and $58,302,179, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2020 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the

42

option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At April 30, 2020, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign

43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2020 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	-		Interest rate risk	(293,093)	[1]
Foreign exchange risk	3,248,171	[2]	Foreign exchange risk	(957,959)	[2]
Gross fair value of derivative contracts	3,248,171			(1,251,052)

Statement of Assets and Liabilities location:
[1]Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2020 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(178,268)		(197,942)		-		(376,210)
Foreign exchange	-		-		279,546		279,546
Total	(178,268)		(197,942)		279,546		(96,664)

44

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	(328,467)		89,319		-		(239,148)
Foreign exchange	-		-		2,541,056		2,541,056
Total	(328,467)		89,319		2,541,056		2,301,908

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net change in unrealized appreciation (depreciation) on futures.
[5]	Net change in unrealized appreciation (depreciation) on options transactions.
[6]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	-	(293,093)
Forward contracts	3,248,171	(957,959)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	3,248,171	(1,251,052)
Derivatives not subject to
Master Agreements	-	293,093
Total gross amount of assets
and liabilities subject to
Master Agreements	3,248,171	(957,959)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2020:

45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
CIBC World Markets	143,128		(21,631)	(121,497)		-
Citigroup	570,342		(119,455)	(450,887)		-
HSBC	331,259		(6,903)	(324,356)		-
J.P. Morgan Securities	47,741		(47,741)	-		-
RBS Securities	222,414		(145,252)	-		77,162
State Street Bank and Trust Company	1,648,666		(589,753)	(1,058,913)		-
UBS Securities	284,621		(282)	(284,339)		-
Total	3,248,171		(931,017)	(2,239,992)		77,162

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
CIBC World Markets	(21,631)		21,631	-		-
Citigroup	(119,455)		119,455	-		-
HSBC	(6,903)		6,903	-		-
J.P. Morgan Securities	(74,683)		47,741	-		(26,942)
RBS Securities	(145,252)		145,252	-		-
State Street Bank and Trust Company	(589,753)		589,753	-		-
UBS Securities	(282)		282	-		-
Total	(957,959)		931,017	-		(26,942)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2020:

Average Market Value ($)
Interest rate futures	7,595,056
Interest rate options contracts	45,368
Forward contracts	94,379,622

At April 30, 2020, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $2,309,629, consisting of $7,314,779 gross unrealized appreciation and $9,624,408 gross unrealized depreciation.

46

At April 30, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on November 6, 2019 (the “Meeting”), the Board discussed with representatives of the Adviser (a) plans to wind down the operations of and dissolve the fund’s then-current sub-investment adviser, Newton Investment Management (North America) Limited (“NIMNA”); and (b) a proposal that Newton Investment Management Limited (“NIM”), an affiliate of NIMNA and the Adviser, assume the investment advisory responsibilities of NIMNA, pursuant to a sub-investment advisory agreement between the Adviser and NIM (the “New Sub-Advisory Agreement”), to be effective December 31, 2019 (the “Effective Date”).

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which NIM would serve as sub-adviser to the fund. The recommendation for the approval of the New Sub-Advisory Agreement was based on the following considerations, among others: (i) the transfer of the provision of sub-investment advisory services from NIMNA to NIM was not expected to have a material impact on the fund’s day-to-day operations, or the nature, extent or quality of the sub-investment advisory services currently provided to the fund; (ii) the personnel who have been principally responsible for managing the fund’s investment portfolio would continue to serve in that capacity following the Effective Date; and (iii) the substantive terms of the New Sub-Advisory Agreement were substantially similar to those of the current sub-investment advisory agreement between the Adviser and NIMNA (the “Current Agreement”). The Board also considered the fact that the Adviser expressed confidence in NIM and its investment management capabilities.

At the Meeting, the Board, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Directors”), considered and approved the New Sub-Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement; (ii) information regarding the transition of sub-investment advisory services from NIMNA to NIM; (iii) information regarding investment due diligence of NIM performed by the Adviser; (iv) information regarding NIM’s compliance program; and (v) an opinion of counsel that replacing NIMNA with NIM as the sub-investment adviser to the fund would not result in a “change of control” or an “assignment” of an advisory contract within the meaning of the 1940 Act, and, therefore, does not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and at a Board meeting on March 12-13, 2019 (the “March Meeting”) at which the Board re-approved the Current Agreement for the ensuing year until March 30, 2020.

Nature, Extent and Quality of Services to be Provided by NIM. In examining the nature, extent and quality of the services that had been furnished by NIMNA to the

48

fund under the Current Agreement, and were expected to be provided by NIM to the fund under the New Sub-Advisory Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; (iii) the investment strategy for the fund, which would remain the same after the Effective Date; and (iv) NIM’s compliance program. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services provided by NIMNA and expected to be provided to the fund by NIM after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by NIM under the New Sub-Advisory Agreement, as well as NIM’s ability to render such services based on its resources and the experience of the investment team, which will remain the same, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement.

Investment Performance of NIM. The Board had considered NIMNA’s investment performance in managing the fund’s portfolio at the March Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by NIM under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement (which was the same as that payable under the Current Agreement and had been considered at the March Meeting), noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board recognized that, because NIM’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment management and administrative services (the “Management Agreement”), and, therefore, the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the March Meeting. The Board concluded that the proposed fee payable to NIM by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and NIM under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because NIM’s fee would continue to be paid by the Adviser, and not the fund, an analysis of economies of

49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

scale was more appropriate in the context of the Board’s consideration of the Management Agreement, which had been done at the March Meeting.

The Board also considered whether there were any ancillary benefits that would accrue to NIM as a result of NIM’s relationship with the fund, noting that there are no soft dollar arrangements in place for the fund.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, all of whom are Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement for the fund effective as of the Effective Date.

************

At a meeting of the fund’s Board of Directors held on February 10-11, 2020, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

50

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of institutional alternative credit focus funds (the “Performance Group”) and with a broader group of retail and institutional alternative credit focus funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional alternative credit focus funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods (best performance in the Performance Group for the two-year period), except for the four-year period when it was below the Performance Group and Performance Universe medians. The Board also considered that the fund’s yield performance was at or above the Performance Group median for four of the eight one-year periods ended December 31st and above the Performance Universe medians for five of the eight one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the eight calendar years shown.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board also reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed

51

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee (lowest in the Expense Group), the fund’s actual management fee was lower than the Expense Group and Expense Universe median actual management fee (lowest in the Expense Group and Expense Universe) and the fund’s total expenses were lower than the Expense Group and Expense Universe median total expenses (lowest in the Expense Group).

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.80% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the

52

mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis

53

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

54

NOTES

55

NOTES

56

NOTES

57

For More Information

BNY Mellon Global Dynamic Bond Income Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DGDAX Class C: DGDCX Class I: DGDIX Class Y: DGDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6298SA0420

BNY Mellon Global Real Return Fund

SEMIANNUAL REPORT April 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Global Real Return Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Global Real Return Fund, covering the six-month period from November 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 and widespread quarantine roiled markets during the first several months of 2020; stocks posted historic losses in March 2020 but regained some ground in April.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in November and December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
May 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through April 30, 2020, as provided by portfolio managers Suzanne Hutchins, Aron Pataki and Andrew Warwick, of Newton Investment Management Limited (Newton), Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2020, the BNY Mellon Global Real Return Fund Class A shares produced a total return of -3.96%, Class C shares returned -4.38%, Class I shares returned -3.85% and Class Y shares returned -3.83%.1 In comparison, the FTSE One-Month U.S. Treasury Bill Index, and the fund’s performance baseline benchmark, the USD One-Month LIBOR, produced total returns of 0.66% and 0.83%, respectively, for the same period.2,3

Global markets encountered volatility during the reporting period, due in part to the COVID-19 outbreak and resulting economic uncertainty. The fund lagged its benchmark, largely due to its equity positions within the fund’s return-seeking core.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund uses an actively managed, multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. Rather than trying to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies, and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments.

The fund’s portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection, based on fundamental research, to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider key trends in global economic variables, such as gross domestic product (GDP), inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies, and the globalization of industries and brands; relative valuations of equity securities, bonds, and cash; long-term trends in currency movements; and company fundamentals.

A Tale of Two Markets

The reporting period was one of sharply contrasting market conditions, although the dominant theme was that of the COVID-19 pandemic. Risk assets advanced sharply throughout the fourth quarter of 2019, culminating in a record new high for equity markets in February. This was initially driven by optimism around improving leading indicators, signs of a U.S./China trade truce with the signing of a “Phase One” trade deal and a continuing accommodative stance from central banks. Government bond yields moved higher, ceding some of the gains generated earlier in 2019.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

However, change occurred in the middle of January 2020, when increasingly worrying developments around the spread of COVID-19 began to surface, causing turbulence in risk assets. The fears gathered pace, and equity markets experienced double-digit declines in February. The negative momentum further accelerated the following month, given further impetus by an oil price shock, evaporating liquidity and soaring volatility. Following the market’s bottom toward the end of March and helped by unprecedented levels of central bank and government intervention, risk assets rebounded sharply in April, and the focus shifted to the shape of a potential recovery.

Return-Seeking Core Constrains Fund Performance

The return-seeking core was the main detractor from performance. The equity positions within the return-seeking core were the primary culprit, particularly our holdings in the financials, consumer goods and oil and gas sectors. Individual stocks included Informa, a media and entertainment company, which suffered from the cancellation of exhibitions and trade fairs representing a significant portion of the company’s revenues. Royal Dutch Shell, an energy company, was impacted by the force of the oil price shock. Technology company Cisco was subject to a number of sector-specific headwinds. The fund’s synthetic exposure, largely through written put options on equity indices, designed to gain further upside exposure to markets, was also adversely affected by the sudden, sharp fall in the markets. Finally, the fund’s holdings in corporate bonds, emerging-market bonds and alternatives accounted for the balance of the negative contribution within the return-seeking core.

The main positive contributor to returns was the stabilizing layer, in particular the derivative positions and gold. Our decision to maintain some direct equity protection, primarily through short futures on equity market indices, served the portfolio well during the sharp fall in risk assets. Gold served as an effective indirect hedge over the period as a whole, reflecting the likely resurgence of longer-term inflation expectations following the waves of unprecedented central bank and government stimulus packages. It was not, however, immune to the liquidity squeeze witnessed at the end of the first quarter, recovering its poise as conditions became less volatile during the last month of the period.

Positioned for a Challenging Environment

We believe the pace of the April equity market rally reflects increasing optimism that a relatively rapid economic recovery will ensue. However, this is by no means a given. It is our opinion that much of the recent damage reflects pre-existing weaknesses in the post-global, financial-crisis, global economy. Moreover, we think that political efforts to support economic growth will not favor all companies equally, and it will be important to be highly selective when making capital-allocation decisions. In the near term, it is possible that strong businesses may get stronger, with the weak getting punished and even wiped out.

The portfolio is carefully balanced with a gross return-seeking core of approximately 63% and a stabilizing layer of about 37%. In this environment, we continue to emphasize resilient corporate exposures at the core of the portfolio, typically characterized by low levels of leverage and relatively dependable cash flows. The core is well diversified and draws on a range of return sources, including corporate bonds, emerging-market debt and alternatives. This is complemented by an array of actively managed direct and indirect hedges, not the least of which is gold, which we see as offering upside in a range of potential scenarios. More recently, we have been adding to our government bond exposure, hence our belief that

4

deflationary pressures may be a dominant force in the near term, as a result of the COVID-19 induced economic crisis, coupled with an oil price shock.

May 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 28, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used “benchmark” or reference rate for short-term interest rates. Investors cannot invest directly in any index.

3 Source: Lipper, Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Real Return Fund from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.46	$9.19	$4.39	$3.90
Ending value (after expenses)	$960.40	$956.20	$961.50	$961.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.62	$9.47	$4.52	$4.02
Ending value (after expenses)	$1,019.29	$1,015.47	$1,020.39	$1,020.89

†Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.89% for Class C, .90% for Class I and .80% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

CONSOLIDATED STATEMENT OF INVESTMENTS

April 30, 2020 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 24.4%
Argentina - .2%
Argentina, Sr. Unscd. Bonds		6.88	4/22/2021	15,767,000		4,580,313
Australia - 2.9%
Australia, Sr. Unscd. Bonds, Ser. 144	AUD	3.75	4/21/2037	7,778,000		6,911,062
Australia, Sr. Unscd. Bonds, Ser. 147	AUD	3.25	6/21/2039	27,531,000		23,230,268
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	47,449,000		39,952,865
New South Wales, Govt. Gtd. Notes	AUD	3.52	11/20/2025	6,226,300		6,035,619
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	4.25	12/20/2032	4,474,000		3,762,017
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	5.50	11/17/2026	2,943,000		2,475,453
					82,367,284
Canada - 1.6%
Canada Housing Trust No. 1, Govt. Gtd. Bonds	CAD	2.35	6/15/2027	57,565,000	[b]	45,401,889
Colombia - .6%
Colombia, Bonds	COP	7.50	8/26/2026	66,043,400,000		17,850,001
France - 2.0%
Altice France, Sr. Scd. Notes		7.38	5/1/2026	10,108,000	[b]	10,609,862
Banijay Entertainment, Sr. Scd. Notes		5.38	3/1/2025	500,000	[b]	468,125
BNP Paribas, Jr. Sub. Bonds	EUR	6.13	6/17/2022	3,045,000		3,412,383
BNP Paribas, Jr. Sub. Notes		7.38	8/19/2025	10,352,000		10,760,335
Electricite de France, Jr. Sub. Notes	GBP	6.00	1/29/2026	800,000		1,041,899
JCDecaux, Sr. Unscd. Notes	EUR	2.00	10/24/2024	13,100,000		14,397,476
Societe Generale, Jr. Sub. Bonds		7.88	12/18/2023	10,538,000		10,341,097
Societe Generale, Jr. Sub. Notes		8.00	9/29/2025	6,932,000	[b,c]	7,040,798
					58,071,975
Germany - .4%
Infineon Technologies, Jr. Sub. Bonds	EUR	3.63	1/1/2028	6,500,000		6,573,377
Infineon Technologies, Jr. Sub. Notes	EUR	2.88	1/1/2025	5,300,000		5,434,086
					12,007,463
Hungary - 2.3%
Hungary, Bonds	HUF	3.00	8/21/2030	8,249,650,000		28,216,887
Hungary, Bonds, Ser. 25/B	HUF	5.50	6/24/2025	10,285,300,000		38,332,839
					66,549,726
India - .1%
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/2022	160,000,000		2,185,694
Indonesia - .9%
Indonesia, Bonds, Ser. FR72	IDR	8.25	5/15/2036	374,161,000,000		25,405,217

7

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 24.4% (continued)
Italy - .7%
Intesa Sanpaolo, Gtd. Notes		7.70	9/17/2025	9,506,000	[b] 8,847,187
UniCredit, Jr. Sub. Bonds		8.00	6/3/2024	5,625,000	5,131,738
UniCredit, Jr. Sub. Notes	EUR	3.88	6/3/2027	8,882,000	7,020,609
					20,999,534
Jersey - .3%
CPUK Finance, Scd. Bonds	GBP	4.25	8/28/2022	7,387,000	8,321,118
Luxembourg - .2%
Summer BC Holdco B, Sr. Scd. Bonds	EUR	5.75	10/31/2026	6,583,000	6,435,953
Mexico - 2.3%
Mexican Bonos, Bonds, Ser. M	MXN	7.75	5/29/2031	624,995,400	27,555,189
Mexican Bonos, Bonds, Ser. M20	MXN	7.50	6/3/2027	239,736,700	10,685,944
Mexican Bonos, Bonds, Ser. M20	MXN	10.00	12/5/2024	278,480,500	13,630,535
Mexico, Sr. Unscd. Bonds		8.30	8/15/2031	59,000	78,470
Sigma Alimentos SA de CV, Gtd. Notes		4.13	5/2/2026	13,823,000	14,052,462
					66,002,600
Mongolia - .2%
Mongolia, Sr. Unscd. Notes		10.88	4/6/2021	4,887,000	4,825,912
Netherlands - .9%
ING Groep		4.88	5/16/2029	7,891,000	[c] 6,919,902
ING Groep, Jr. Sub. Bonds		6.75	4/16/2024	3,661,000	3,607,476
Telefonica Europe, Gtd. Bonds, Ser. NC5	EUR	3.00	9/4/2023	9,700,000	10,343,528
Ziggo, Sr. Scd. Bonds	EUR	2.88	1/15/2030	3,571,000	3,721,530
					24,592,436
New Zealand - 1.6%
New Zealand, Sr. Unscd. Bonds	NZD	2.54	9/20/2040	14,000,000	12,277,962
New Zealand, Sr. Unscd. Bonds, Ser. 427	NZD	4.50	4/15/2027	30,404,000	23,720,988
New Zealand, Sr. Unscd. Bonds, Ser. 437	NZD	2.75	4/15/2037	14,508,000	11,112,327
					47,111,277
Norway - .3%
DNB Bank, Jr. Sub. Bonds		4.88	11/12/2024	9,274,000	8,757,243
Philippines - .2%
Philippine, Sr. Unscd. Notes		2.46	5/5/2030	7,101,000	7,259,005
Qatar - .3%
Qatar, Sr. Unscd. Notes		3.40	4/16/2025	7,406,000	7,892,315
Spain - .9%
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Bonds	EUR	5.88	9/24/2023	6,000,000	6,160,763
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Notes	EUR	6.00	3/29/2024	7,200,000	7,403,852
Banco Santander, Jr. Sub. Bonds	EUR	4.75	3/19/2025	7,800,000	7,330,191

8

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 24.4% (continued)
Spain - .9% (continued)
Banco Santander, Jr. Sub. Bonds	EUR	5.25	9/29/2023	5,200,000		5,300,556
					26,195,362
Sweden - .1%
Akelius Residential Property, Sub. Notes	EUR	2.25	5/17/2081	3,521,000		3,475,876
United Arab Emirates - .3%
Abu Dhabi, Sr. Unscd. Notes		2.50	4/16/2025	8,306,000		8,579,002
United Kingdom - 2.1%
Anglian Water Services Financing, Sr. Scd. Notes, Ser. A8	GBP	3.67	7/30/2024	151,000	[d]	374,777
British Telecommunications, Sr. Unscd. Notes	GBP	3.50	4/25/2025	1,526,000	[d]	3,936,452
Dwr Cymru Financing, Scd. Notes	GBP	1.86	3/31/2048	201,006	[d]	451,913
High Speed Rail Finance 1, Sr. Scd. Notes	GBP	1.57	11/1/2038	317,910	[d]	563,709
Iron Mountain UK, Gtd. Notes	GBP	3.88	11/15/2025	8,530,000		10,121,581
Lloyds Banking Group, Jr. Sub. Bonds	EUR	6.38	6/27/2025	8,562,000	[c]	9,144,526
Network Rail Infrastructure Finance, Govt. Gtd. Notes, Ser. RPI	GBP	1.75	11/22/2027	1,230,696	[d]	2,084,523
Scotland Gas Networks, Insured Notes, Ser. A2S	GBP	2.13	10/21/2022	300,000	[d]	617,584
TESCO, Sr. Unscd. Notes	GBP	3.32	11/5/2025	3,960,000	[d]	9,821,397
TESCO, Sr. Unscd. Notes	GBP	6.13	2/24/2022	74,000		100,542
Tesco Property Finance 3, Sr. Scd. Bonds	GBP	5.74	4/13/2040	3,255,647		5,350,841
Vodafone Group, Jr. Sub. Bonds	GBP	4.88	10/3/2078	1,808,000		2,324,555
Vodafone Group, Jr. Sub. Notes		7.00	4/4/2079	14,303,000		16,389,595
					61,281,995
United States - 3.0%
CCO Holdings, Sr. Unscd. Notes		5.50	5/1/2026	6,249,000	[b]	6,535,892
CEMEX Finance, Sr. Scd. Notes		6.00	4/1/2024	2,982,000	[c]	2,778,628
CommScope, Sr. Scd. Notes		5.50	3/1/2024	4,157,000	[b]	4,178,616
JPMorgan Chase & Co., Sr. Unscd. Notes		2.08	4/22/2026	28,114,000		28,526,374
Laureate Education, Gtd. Notes		8.25	5/1/2025	8,049,000	[b]	8,272,360
Refinitiv US Holdings, Sr. Unscd. Notes	EUR	6.88	11/15/2026	1,526,000		1,785,898
Sprint, Gtd. Notes		7.13	6/15/2024	3,786,000		4,269,472
Sprint Capital, Gtd. Notes		8.75	3/15/2032	4,597,000		6,480,161
T-Mobile USA, Gtd. Notes		6.00	3/1/2023	8,151,000		8,272,042
T-Mobile USA, Gtd. Notes		6.00	4/15/2024	6,524,000		6,692,645

9

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 24.4% (continued)
United States - 3.0% (continued)
T-Mobile USA, Sr. Scd. Notes	3.88	4/15/2030	6,377,000	[b]	7,007,366
				84,799,454
Total Bonds and Notes (cost $728,075,384)			700,948,644
Description			Shares		Value ($)
Common Stocks - 40.1%
Australia - .6%
Newcrest Mining			485,599	[e]	8,875,910
The Star Entertainment Group			5,075,926		9,851,331
				18,727,241
Canada - 1.2%
Barrick Gold			590,944	[c]	15,199,080
Intact Financial			190,010		18,082,995
				33,282,075
China - 1.8%
Alibaba Group Holding, ADR			72,799	[f]	14,754,173
New Oriental Education & Technology Group, ADR			98,250	[f]	12,542,595
Ping An Insurance Group Company of China, Cl. H			841,000		8,527,532
Tencent Holdings			251,517		13,343,758
Tencent Music Entertainment Group, ADR			250,869	[f]	2,862,415
				52,030,473
Denmark - .8%
Orsted			233,717	[b]	23,664,159
France - 3.2%
L'Oreal			47,920	[f]	13,945,930
LVMH Moet Hennessy Louis Vuitton			29,493		11,407,588
Sanofi			84,649		8,281,522
Thales			202,899		15,386,991
Total			378,110		13,633,645
Vivendi			1,300,436		28,107,905
				90,763,581
Germany - 4.6%
Bayer			507,667		33,596,314
Continental			95,913	[f]	8,102,860
Deutsche Wohnen			720,786		29,246,911
LEG Immobilien			234,374	[f]	26,952,151
SAP			288,395		34,396,228
				132,294,464
Guernsey - .1%
Amedeo Air Four Plus			4,006,781		1,614,773

10

Description	Shares	Value ($)
Common Stocks - 40.1% (continued)
Hong Kong - 2.0%
AIA Group	3,769,400	34,310,784
Link REIT	2,755,000	24,435,509
		58,746,293
India - .4%
Housing Development Finance	414,470	[f] 10,445,442
Ireland - 1.4%
Accenture, Cl. A	152,195	28,184,992
Medtronic	131,659	12,853,868
		41,038,860
Japan - .4%
Suzuki Motor	345,800	11,098,053
Netherlands - .9%
ASML Holding	40,947	12,163,259
Royal Dutch Shell, Cl. B	864,033	14,024,931
		26,188,190
South Korea - 1.2%
Macquarie Korea Infrastructure Fund	1,461,298	13,761,076
Samsung SDI	88,798	21,327,204
		35,088,280
Switzerland - 3.2%
Alcon	367,764	[f] 19,429,823
Lonza Group	29,116	12,725,369
Novartis	310,481	26,485,914
Roche Holding	23,004	8,001,448
Zurich Insurance Group	78,988	25,179,607
		91,822,161
Thailand - .1%
Bangkok Bank	385,745	1,230,533
Kasikornbank	181,240	478,869
		1,709,402
United Kingdom - 7.9%
Anglo American	520,335	9,290,523
Associated British Foods	505,438	12,059,880
BAE Systems	1,471,623	[f] 9,433,927
Diageo	900,552	31,217,103
Ferguson	175,465	12,690,843
Informa	2,060,786	11,366,275
Linde	168,032	30,916,208
Octopus Renewables Infrastructure Trust	11,367,934	[c,f] 14,780,327
Persimmon	315,996	8,787,461
Prudential	2,076,899	29,581,110
RELX	1,165,499	26,453,503

11

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description			Shares	Value ($)
Common Stocks - 40.1% (continued)
United Kingdom - 7.9% (continued)
Travis Perkins			512,506	6,717,427
Unilever			472,379	23,613,236
				226,907,823
United States - 10.3%
Abbott Laboratories			197,628	18,199,563
Alphabet, Cl. A			6,871	[f] 9,253,176
Amazon.com			4,779	[f] 11,823,246
Apple			51,200	15,042,560
Brixmor Property Group			1,424,553	[g] 16,311,132
CMS Energy			237,982	13,586,392
Ecolab			88,332	17,092,242
Eversource Energy			399,604	32,248,043
Fidelity National Information Services			82,737	10,912,183
General Electric			1,066,936	7,255,165
Lennar, Cl. A			196,779	9,852,725
Mastercard, Cl. A			91,948	25,282,942
Microsoft			187,918	33,676,785
Newmont			132,681	7,891,866
NIKE, Cl. B			136,530	11,902,685
PepsiCo			166,223	21,989,641
The Goldman Sachs Group			139,434	25,574,984
The Sherwin-Williams Company			13,963	7,489,334
				295,384,664
Total Common Stocks (cost $1,092,088,735)			1,150,805,934
Description /Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)
Options Purchased - 2.1%
Call Options - 1.3%
iShares MSCI Emerging Markets, Contracts 32,504	47.73	6/19/2020	1,551,416	130,016
S&P 500 Index, Contracts 1,876	3,000	12/18/2020	112,800,000	37,606,296
Standard & Poor's 500 E-mini June Future, Contracts 1,885	3,450	6/19/2020	325,162,500	122,525
				37,858,837
Put Options - .8%
S&P 500 Index, Contracts 1,200	2,650	12/18/2020	318,000,000	22,362,000
U.S Treasury Bond Future, Contracts 1,173	154.00	5/22/2020	99,800,000	36,655
				22,398,655
Total Options Purchased (cost $55,061,177)			60,257,492

12

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - .8%
South Korea - .8%
Samsung Electronics (cost $22,283,050)	3.49	678,698		23,636,810

Exchange-Traded Funds - 16.3%
United States - 16.3%
Graniteshares Gold Trust		3,071,743	[f,h,i]	51,543,848
iShares Gold Trust		8,129,838	[f,h]	130,971,690
iShares iBoxx Investment Grade Corporate Bond ETF		436,182		56,341,629
SPDR Gold MiniShares Trust		5,809,146	[f,h]	97,826,019
SPDR Gold Shares		825,747	[f,h]	131,128,624
Total Exchange-Traded Funds (cost $439,619,339)		467,811,810
Description	1-Day Yield (%)
Investment Companies - 5.1%
Closed-end Investment Companies - 3.1%
Foresight Solar Fund		8,288,519		11,489,817
Greencoat UK Wind		15,232,044		25,944,305
Hipgnosis Songs Fund		4,354,473		5,643,496
JLEN Environmental Assets Group		4,341,058	[c]	6,153,271
Riverstone Credit Opportunities Income		3,871,998		1,984,399
The Aquila European Renewables Income Fund		9,220,792		10,180,593
The Gresham House Energy Storage Fund		1,000,000		1,253,179
The Renewables Infrastructure Group		9,357,751		14,526,762
US Solar Fund		12,016,238	[c,i]	11,445,467
			88,621,289
Registered Investment Companies - 2.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund	0.33	57,837,005	[j]	57,837,005
Total Investment Companies (cost $152,277,319)		146,458,294

13

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $18,891,290)	0.33	18,891,290	[j] 18,891,290
Total Investments (cost $2,508,296,294)		89.5%	2,568,810,274
Cash and Receivables (Net)		10.5%	300,236,281
Net Assets		100.0%	2,869,046,555

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

AUD—Australian Dollar

CAD—Canadian Dollar

COP—Colombian Peso

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

INR—Indian Rupee

MXN—Mexican Peso

NZD—New Zealand Dollar

THB—Thai Baht

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, these securities were valued at $122,026,254 or 4.25% of net assets.

c Security, or portion thereof, on loan. At April 30, 2020, the value of the fund’s securities on loan was $21,663,846 and the value of the collateral was $22,451,252, consisting of cash collateral of $18,891,290 and U.S. Government & Agency securities valued at $3,559,962.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e The valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At April 30, 2020, the value of this security amounted to $8,875,910 or .31% of net assets.

f Non-income producing security.

g Investment in real estate investment trust within the United States.

h These securities are wholly-owned by the Subsidiary referenced in Note 1.

i Investment in non-controlled affiliates (cost $61,609,053).

j Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

14

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	19.0
Foreign Governmental	13.0
Banks	5.1
Health Care	4.9
Information Technology	4.1
Real Estate	4.0
Insurance	3.7
Telecommunication Services	3.5
Closed-End Investment Companies	3.1
Utilities	2.5
Options Purchased	2.1
Consumer Discretionary	2.0
Chemicals	1.9
Beverage Products	1.8
Diversified Financials	1.8
Media	1.7
Commercial & Professional Services	1.7
Semiconductors & Semiconductor Equipment	1.7
Technology Hardware & Equipment	1.5
Metals & Mining	1.4
Internet Software & Services	1.3
Consumer Staples	1.3
Food Products	1.3
Energy	1.0
Aerospace & Defense	.9
Consumer Durables & Apparel	.8
Advertising	.7
Automobiles & Components	.7
Financials	.5
Industrial	.3
Building Materials	.1
Transportation	.1
89.5

† Based on net assets.

See notes to consolidated financial statements.

15

CONSOLIDATED STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/19($)	Purchases($)	Sales($)	Value 4/30/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	132,939,152	1,632,730,825	(1,707,832,972)	57,837,005	2.0	907,431
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,032,500	328,542,666	(310,683,876)	18,891,290.7		-
Total	133,971,652	1,962,305,991	(2,018,516,848)	76,728,295	2.7	907,431

See notes to consolidated financial statements.

In addition, an affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Investments in affiliated companies during the period ended April 30, 2020 were as follows:

Investment Companies	Value 10/31/19($)†	Purchases($)	Sales($)	Net Realized Gain (Loss)($)
Graniteshares Gold Trust	41,998,932	7,580,791	-	-
The Aquila European Renewables Income Fund	11,062,901	43,999	-	-
US Solar Fund	11,798,607	7,970	-	-
Total	22,861,508	51,969	-	-

Investment Companies	Change in Net Unrealized Appreciation (Depreciation)($)	Value 4/30/20($)††	Net Assets(%)	Dividends/ Distributions($)
Graniteshares Gold Trust	1,964,125	51,543,848	1.8	-
The Aquila European Renewables Income Fund	(926,307)	10,180,593.4		150,474
US Solar Fund	(361,110)	11,445,467.4		120,162
Total	(1,287,417)	73,169,908	2.6	270,636

† For Graniteshares Gold Trust the value represents market value at March 31, 2020 of which the fund has ownership of at least 5%.

†† For The Aquila European Renewables Income Fund as of March 31, 2020 the fund no longer has ownership of at least 5%.

See notes to consolidated financial statements.

16

CONSOLIDATED STATEMENT OF FUTURES

April 30, 2020 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 10 Year Notes	1,832	6/19/2020	243,246,804	254,762,500	11,515,696
U.S. Treasury Long Bond	2,297	6/19/2020	416,972,750	415,828,781	(1,143,969)
Futures Short
DJ Euro Stoxx 50	4,379	6/19/2020	128,212,451[a]	138,539,253	(10,326,802)
Mini MSCI Emerging Markets Index	416	6/19/2020	18,307,944	18,842,720	(534,776)
Standard & Poor's 500 E-mini	1,230	6/19/2020	168,957,981	178,497,600	(9,539,619)
Gross Unrealized Appreciation				11,515,696
Gross Unrealized Depreciation				(21,545,166)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to consolidated financial statements.

17

CONSOLIDATED STATEMENT OF OPTIONS WRITTEN

April 30, 2020 (Unaudited)

Description/ Contracts	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
S&P 500 Index, Contracts 1,876	3,300	12/18/2020	619,080,000		(12,535,432)
Put Options:
Apple Inc, Contracts 492	285	5/15/2020	14,022,000		(327,180)
Euro Stoxx 50 Price EUR, Contracts 1,197	3,575	5/15/2020	42,792,750	EUR	(8,826,647)
Euro Stoxx 50 Price EUR, Contracts 1,618	3,625	6/19/2020	58,652,500	EUR	(13,103,100)
S&P500 Emini Fut Jun20, Contracts 1,062	2,650	6/19/2020	140,715,000		(3,000,750)
Total Options Written (premiums received $24,619,339)					(37,793,109)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

EUR—Euro

See notes to consolidated financial statements.

18

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
United States Dollar	1,392,996	British Pound	1,116,510	7/15/2020	(13,693)
British Pound	1,116,510	United States Dollar	1,392,542	5/1/2020	13,706
Hong Kong Dollar	8,005,094	United States Dollar	1,032,660	5/15/2020	(280)
United States Dollar	1,032,817	Hong Kong Dollar	8,005,094	5/4/2020	284
CIBC World Markets Corp.
United States Dollar	1,195,657	Euro	1,099,751	7/15/2020	(11,416)
Hungarian Forint	2,980,394,076	United States Dollar	9,290,170	7/15/2020	(34,221)
Swiss Franc	415,396	United States Dollar	444,600	5/15/2020	(14,071)
United States Dollar	6,926,740	Swiss Franc	6,702,210	5/15/2020	(19,635)
Canadian Dollar	31,287,000	United States Dollar	22,297,314	5/15/2020	179,948
United States Dollar	17,395,204	British Pound	14,138,755	7/15/2020	(418,186)
Australian Dollar	9,469,169	United States Dollar	5,761,432	6/17/2020	410,030
United States Dollar	7,302,213	Hong Kong Dollar	56,724,797	5/15/2020	(13,324)
Citigroup
Hong Kong Dollar	52,504,000	United States Dollar	6,764,283	5/15/2020	6,917
Swiss Franc	492,125	United States Dollar	507,049	5/15/2020	3,004
United States Dollar	1,912,160	British Pound	1,537,409	7/15/2020	(24,819)
J.P. Morgan Securities
Australian Dollar	5,594,356	United States Dollar	3,386,431	6/17/2020	259,650
United States Dollar	3,207,886	Australian Dollar	5,184,156	6/17/2020	(170,850)
Euro	852,470	United States Dollar	923,110	7/15/2020	12,552
United States Dollar	452,385,995	Euro	417,053,510	7/15/2020	(5,367,045)
United States Dollar	2,654,889	Swiss Franc	2,562,808	5/15/2020	(1,284)
Swedish Krona	81,304,733	United States Dollar	8,099,430	7/15/2020	240,733
United States Dollar	10,187,614	Swedish Krona	103,183,466	7/15/2020	(396,849)

19

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
J.P. Morgan Securities (continued)
British Pound	132,371	United States Dollar	166,260	7/15/2020	513
United States Dollar	11,603,887	British Pound	9,367,540	7/15/2020	(198,259)
RBS Securities
British Pound	768,840	United States Dollar	961,592	5/1/2020	6,764
United States Dollar	28,982,191	Mexican Peso	645,245,000	6/17/2020	2,415,878
United States Dollar	961,896	British Pound	768,840	7/15/2020	(6,764)
United States Dollar	1,489,931	Swiss Franc	1,446,403	5/15/2020	(9,165)
Canadian Dollar	2,354,282	United States Dollar	1,774,388	5/15/2020	(83,020)
United States Dollar	8,959,276	Indian Rupee	702,676,000	6/17/2020	(350,959)
State Street Bank and Trust Company
Hungarian Forint	504,527,006	United States Dollar	1,568,812	7/15/2020	(1,947)
United States Dollar	89,710,735	Hungarian Forint	30,290,470,973	7/15/2020	(4,359,726)
Australian Dollar	21,824,000	United States Dollar	14,259,038	6/17/2020	(35,406)
United States Dollar	120,355,371	Australian Dollar	186,339,545	6/17/2020	(1,090,061)
United States Dollar	20,014,525	Danish Krone	133,795,454	6/17/2020	346,304
United States Dollar	248,859,703	British Pound	202,517,320	7/15/2020	(6,291,475)
Euro	6,920,038	United States Dollar	7,520,428	5/4/2020	63,409
United States Dollar	34,807,630	Indonesian Rupiah	531,216,641,000	6/17/2020	(679,127)
Hong Kong Dollar	16,170,783	United States Dollar	2,085,859	5/15/2020	(387)
United States Dollar	83,414,381	Hong Kong Dollar	648,455,647	5/15/2020	(213,973)
New Zealand Dollar	883,575	United States Dollar	526,660	5/15/2020	15,316
United States Dollar	52,173,184	New Zealand Dollar	81,869,119	5/15/2020	1,955,486
South Korean Won	3,475,807,000	United States Dollar	2,878,277	6/17/2020	(23,264)
United States Dollar	61,565,500	South Korean Won	74,353,269,000	6/17/2020	492,043
Swiss Franc	5,261,000	United States Dollar	5,394,780	5/15/2020	57,881

20

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
State Street Bank and Trust Company (continued)
United States Dollar	84,811,729	Swiss Franc	81,708,581	5/15/2020	126,461
United States Dollar	23,919,793	Euro	21,991,798	7/15/2020	(218,146)
Canadian Dollar	5,525,891	United States Dollar	4,168,616	5/15/2020	(198,696)
United States Dollar	116,039,568	Canadian Dollar	154,064,812	5/15/2020	5,356,053
UBS Securities
Mexican Peso	645,245,000	United States Dollar	27,225,123	6/17/2020	(658,810)
Canadian Dollar	11,106,059	United States Dollar	8,116,589	5/15/2020	(137,755)
Swiss Franc	409,018	United States Dollar	436,517	5/15/2020	(12,599)
Hong Kong Dollar	51,255,000	United States Dollar	6,605,699	5/15/2020	4,424
Gross Unrealized Appreciation					11,967,356
Gross Unrealized Depreciation					(21,055,212)

See notes to consolidated financial statements.

21

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

April 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $21,663,846)—Note 1(c):
Unaffiliated issuers	2,369,958,946	2,429,092,664
Affiliated issuers	138,337,348	139,717,610
Cash		10,758,297
Cash denominated in foreign currency	39,800,359	40,163,967
Cash collateral held by broker—Note 4		288,605,239
Receivable for investment securities sold		23,598,462
Dividends, interest and securities lending income receivable		14,655,410
Receivable for shares of Common Stock subscribed		13,069,907
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		11,967,356
Receivable for futures variation margin—Note 4		7,772,331
Tax reclaim receivable		2,126,808
Prepaid expenses		190,671
		2,981,718,722
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,830,780
Outstanding options written, at value (premiums received $24,619,339)—Note 4		37,793,109
Payable for investment securities purchased		27,861,553
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		21,055,212
Liability for securities on loan—Note 1(c)		18,891,290
Payable for shares of Common Stock redeemed		4,897,119
Directors’ fees and expenses payable		42,469
Other accrued expenses		300,635
		112,672,167
Net Assets ($)		2,869,046,555
Composition of Net Assets ($):
Paid-in capital		2,933,073,431
Total distributable earnings (loss)		(64,026,876)
Net Assets ($)		2,869,046,555

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	37,218,938	26,564,247	1,719,890,658	1,085,372,712
Shares Outstanding	2,575,528	1,891,725	118,707,378	74,806,786
Net Asset Value Per Share ($)	14.45	14.04	14.49	14.51

See notes to consolidated financial statements.

22

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2020 (Unaudited)

Investment Income ($):
Income:
Interest (net of $41,660 foreign taxes withheld at source)	20,841,017
Dividends (net of $1,320,682 foreign taxes withheld at source):
Unaffiliated issuers	14,048,666
Affiliated issuers	1,178,067
Income from securities lending—Note 1(c)	37,574
Total Income	36,105,324
Expenses:
Management fee—Note 3(a)	11,151,025
Shareholder servicing costs—Note 3(c)	1,017,224
Subsidiary management fee—Note 3(a)	914,965
Custodian fees—Note 3(c)	203,658
Directors’ fees and expenses—Note 3(d)	139,584
Registration fees	134,687
Professional fees	118,394
Distribution fees—Note 3(b)	105,697
Prospectus and shareholders’ reports	89,402
Loan commitment fees—Note 2	30,877
Chief Compliance Officer fees—Note 3(c)	6,707
Miscellaneous	93,295
Total Expenses	14,005,515
Less—reduction in expenses due to undertaking—Note 3(a)	(1,012,229)
Net Expenses	12,993,286
Investment Income—Net	23,112,038
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,932,238)
Net realized gain (loss) on options transactions	(69,672,342)
Net realized gain (loss) on futures	55,309,956
Net realized gain (loss) on forward foreign currency exchange contracts	34,954,259
Net Realized Gain (Loss)	18,659,635
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(166,716,685)
Net change in unrealized appreciation (depreciation) on options transactions	(14,040,814)
Net change in unrealized appreciation (depreciation) on futures	(2,475,771)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	7,215,246
Net Change in Unrealized Appreciation (Depreciation)	(176,018,024)
Net Realized and Unrealized Gain (Loss) on Investments	(157,358,389)
Net (Decrease) in Net Assets Resulting from Operations	(134,246,351)

See notes to consolidated financial statements.

23

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations ($):
Investment income—net	23,112,038	42,113,399
Net realized gain (loss) on investments	18,659,635	66,375,978
Net change in unrealized appreciation (depreciation) on investments	(176,018,024)	128,798,735
Net Increase (Decrease) in Net Assets Resulting from Operations	(134,246,351)	237,288,112
Distributions ($):
Distributions to shareholders:
Class A	(827,874)	(809,690)
Class C	(399,635)	(698,524)
Class I	(38,698,098)	(25,605,203)
Class Y	(30,081,580)	(29,691,512)
Total Distributions	(70,007,187)	(56,804,929)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	11,011,845	19,399,745
Class C	4,811,733	8,715,536
Class I	664,896,662	1,133,561,275
Class Y	81,269,227	631,591,327
Distributions reinvested:
Class A	744,385	794,942
Class C	331,035	664,217
Class I	36,636,497	23,820,861
Class Y	17,674,049	15,050,436
Cost of shares redeemed:
Class A	(7,796,921)	(12,922,400)
Class C	(4,605,660)	(11,263,083)
Class I	(417,108,335)	(380,696,411)
Class Y	(198,473,508)	(271,469,040)
Increase (Decrease) in Net Assets from Capital Stock Transactions	189,391,009	1,157,247,405
Total Increase (Decrease) in Net Assets	(14,862,529)	1,337,730,588
Net Assets ($):
Beginning of Period	2,883,909,084	1,546,178,496
End of Period	2,869,046,555	2,883,909,084

24

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	723,350	1,300,891
Shares issued for distributions reinvested	48,716	56,904
Shares redeemed	(527,912)	(869,063)
Net Increase (Decrease) in Shares Outstanding	244,154	488,732
Class Cb
Shares sold	324,483	604,229
Shares issued for distributions reinvested	22,232	48,768
Shares redeemed	(323,416)	(784,607)
Net Increase (Decrease) in Shares Outstanding	23,299	(131,610)
Class Ia,b
Shares sold	44,048,730	77,305,657
Shares issued for distributions reinvested	2,392,979	1,702,706
Shares redeemed	(28,932,104)	(25,731,141)
Net Increase (Decrease) in Shares Outstanding	17,509,605	53,277,222
Class Ya,b
Shares sold	5,325,580	42,884,929
Shares issued for distributions reinvested	1,153,658	1,075,031
Shares redeemed	(13,191,333)	(18,302,919)
Net Increase (Decrease) in Shares Outstanding	(6,712,095)	25,657,041

[a]During the period ended April 30, 2020, 67,249 Class A shares representing $1,027,572 were exchanged for 66,899 Class Y shares and 693,126 Class Y shares representing $10,512,981 were exchanged for 694,069 Class I shares.

[b]During the period ended October 31, 2019, 642 Class A shares representing $9,269 were exchanged for 640 Class I shares, 577,850 Class I shares representing $9,118,377 were exchanged for 577,140 Class Y shares and Class C shares representing $5,378 were automatically converted to 351 Class A shares.

See notes to consolidated financial statements.

25

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2020	Year Ended October 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	15.37	14.32	14.39	14.72	14.61	15.11
Investment Operations:
Investment income—net[a]	.10	.23	.22	.15	.17	.17
Net realized and unrealized gain (loss) on investments	(.69)	1.29	(.23)	(.09)	.51	.01[b]
Total from Investment Operations	(.59)	1.52	(.01)	.06	.68	.18
Distributions:
Dividends from investment income—net	(.33)	(.47)	(.06)	(.39)	(.57)	(.68)
Dividends from net realized gain on investments	-	-	-	-	-	-
Total Distributions	(.33)	(.47)	(.06)	(.39)	(.57)	(.68)
Net asset value, end of period	14.45	15.37	14.32	14.39	14.72	14.61
Total Return (%)[c]	(3.96)[d]	10.97	(.05)	.47	4.87	1.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18[e]	1.12	1.13	1.17	1.16	1.15
Ratio of net expenses to average net assets	1.12[e]	1.11	1.13	1.15	1.15	1.15
Ratio of net investment income to average net assets	1.31[e]	1.59	1.55	1.09	1.15	1.16
Portfolio Turnover Rate	52.66[d]	99.45	85.64	79.00	57.17	68.92
Net Assets, end of period ($ x 1,000)	37,219	35,843	26,380	41,008	157,624	49,672

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to consolidated financial statements.

26

Six Months Ended
	April 30, 2020	Year Ended October 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	14.89	13.87	13.99	14.34	14.26	14.79
Investment Operations:
Investment income—net[a]	.04	.12	.11	.08	.06	.06
Net realized and unrealized gain (loss) on investments	(.68)	1.26	(.23)	(.12)	.50	.02[b]
Total from Investment Operations	(.64)	1.38	(.12)	(.04)	.56	.08
Distributions:
Dividends from investment income—net	(.21)	(.36)	-	(.31)	(.48)	(.61)
Dividends from net realized gain on investments	-	-	-	-	-	-
Total Distributions	(.21)	(.36)	-	(.31)	(.48)	(.61)
Net asset value, end of period	14.04	14.89	13.87	13.99	14.34	14.26
Total Return (%)[c]	(4.38)[d]	10.17	(.86)	(.23)	4.12	.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.95[e]	1.91	1.90	1.92	1.90	1.91
Ratio of net expenses to average net assets	1.89[e]	1.90	1.89	1.90	1.90	1.90
Ratio of net investment income to average net assets	.54[e]	.84	.82	.58	.44	.39
Portfolio Turnover Rate	52.66[d]	99.45	85.64	79.00	57.17	68.92
Net Assets, end of period ($ x 1,000)	26,564	27,817	27,739	34,240	35,861	16,470

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to consolidated financial statements.

27

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2020		Year Ended October 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	15.42	14.36	14.47	14.78	14.68	15.18
Investment Operations:
Investment income—net[a]	.12	.27	.26	.23	.20	.21
Net realized and unrealized gain (loss) on investments	(.69)	1.30	(.24)	(.13)	.52	.01[b]
Total from Investment Operations	(.57)	1.57	.02	.10	.72	.22
Distributions:
Dividends from investment income—net	(.36)	(.51)	(.13)	(.41)	(.62)	(.72)
Dividends from net realized gain on investments	-	-	-	-	-	-
Total Distributions	(.36)	(.51)	(.13)	(.41)	(.62)	(.72)
Net asset value, end of period	14.49	15.42	14.36	14.47	14.78	14.68
Total Return (%)	(3.85)[c]	11.28	.11	.82	5.16	1.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98[d]	.92	.90	.90	.88	.86
Ratio of net expenses to average net assets	.90[d]	.90	.90	.90	.88	.86
Ratio of net investment income to average net assets	1.53[d]	1.82	1.81	1.61	1.36	1.40
Portfolio Turnover Rate	52.66[c]	99.45	85.64	79.00	57.17	68.92
Net Assets, end of period ($ x 1,000)	1,719,891	1,560,814	688,369	701,598	509,712	104,057

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Not annualized.

d Annualized.

See notes to consolidated financial statements.

28

Six Months Ended
April 30, 2020		Year Ended October 31,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	15.45	14.39	14.49	14.79	14.69	15.18
Investment Operations:
Investment income—net[a]	.12	.29	.28	.24	.22	.22
Net realized and unrealized gain (loss) on investments	(.69)	1.29	(.25)	(.12)	.51	.02[b]
Total from Investment Operations	(.57)	1.58	.03	.12	.73	.24
Distributions:
Dividends from investment income—net	(.37)	(.52)	(.13)	(.42)	(.63)	(.73)
Dividends from net realized gain on investments	-	-	-	-	-	-
Total Distributions	(.37)	(.52)	(.13)	(.42)	(.63)	(.73)
Net asset value, end of period	14.51	15.45	14.39	14.49	14.79	14.69
Total Return (%)	(3.83)[c]	11.36	.24	.92	5.18	1.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86[d]	.81	.80	.82	.81	.83
Ratio of net expenses to average net assets	.80[d]	.80	.80	.82	.81	.83
Ratio of net investment income to average net assets	1.62[d]	1.92	1.92	1.67	1.53	1.45
Portfolio Turnover Rate	52.66[c]	99.45	85.64	79.00	57.17	68.92
Net Assets, end of period ($ x 1,000)	1,085,373	1,259,436	803,690	789,983	707,727	407,642

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Not annualized.

d Annualized.

See notes to consolidated financial statements.

29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Real Return Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective December 31, 2019, Newton Investment Management (North America) Limited (“NIMNA”) reorganized into Newton Investment Management Limited (“NIM” or the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser. Consequently, the sub-investment advisory agreement between the Adviser and NIMNA was terminated and NIM now serves as the fund’s sub-adviser pursuant to a sub-investment advisory agreement between the Adviser and NIM. There was no change to the fund’s investment objective, polices or strategies as a result of the reorganization of NIMNA into Sub-Adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I shares and Class Y shares, increasing authorized Class I shares from 200 million to 205 million and increasing authorized Class Y shares from 200 million to 205 million.

The fund may invest in certain commodities through its investment in GRR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and

30

Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at April 30, 2020:

Subsidiary Activity
Consolidated fund Net Assets ($)	2,869,046,555
Subsidiary Percentage of fund Net Assets	14.63%
Subsidiary Financial Statement Information ($)
Total assets	419,941,187
Total liabilities	285,444
Net assets	419,655,743
Total income	-
Investment (loss)—net	(931,350)
Net realized gain (loss)	25,503,708
Net change in unrealized appreciation (depreciation)	26,093,089
Net increase (decrease) in net assets resulting from operations	24,572,358

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (45 million shares authorized), Class C (45 million shares authorized), Class I (205 million shares authorized) and Class Y (205 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

34

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Corporate Bonds†	-	328,990,871	-	328,990,871
Equity Securities – Common Stocks	432,395,763	718,410,171††	-	1,150,805,934
Equity Securities – Preferred Stocks	-	23,636,810††	-	23,636,810
Exchange –Traded Fund	467,811,810	-	-	467,811,810
Foreign Governmental	-	371,957,773	-	371,957,773
Investment Companies	133,533,226	31,816,358††	-	165,349,584
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	11,967,356	-	11,967,356
Futures†††	11,515,696	-	-	11,515,696
Options Purchased	60,257,492	-	-	60,257,492
Options Written	(37,793,109)	-	-	(37,793,109)
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(21,055,212)	-	(21,055,212)
Futures†††	(21,545,166)	-	-	(21,545,166)

† See Consolidated Statement of Investment for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of April 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2020, The Bank of New York Mellon earned $8,166 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

36

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $128,941,133 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2019. If not applied, the fund has $50,669,896 of short-term capital losses and $78,271,237 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2019 was as follows: ordinary income $56,804,929. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to

38

$830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of .75% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking amounted to $914,965 during the period ended April 30, 2020.

The Adviser has contractually agreed, from November 1, 2019 through February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after February 28, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $97,264 during the period ended April 30, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and Sub-Adviser, the Adviser pays Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended April 30, 2020, the Distributor retained $8,537 from commissions earned on sales of the fund’s Class A shares and $17,510 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2020, Class C shares were charged $105,697 pursuant to the Distribution Plan.

39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2020, Class A and Class C shares were charged $47,674 and $35,233, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Consolidated Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2020, the fund was charged $12,139 for transfer agency services. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2020, the fund was charged $203,658 pursuant to the custody agreement.

During the period ended April 30, 2020, the fund was charged $6,707 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

40

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fees of $1,987,775, Distribution Plan fees of $16,155, Shareholder Services Plan fees of $12,835, custodian fees of $127,951, Chief Compliance Officer fees of $4,438 and transfer agency fees of $3,928, which are offset against an expense reimbursement currently in effect in the amount of $322,302.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended April 30, 2020, amounted to $1,884,201,250 and $1,360,321,213, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations.

41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2020 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities and interest risk or as a substitute for an investment. The fund is subject to market risk and interest risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if

42

any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at April 30, 2020 are set forth in Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Fair value of derivative instruments as of April 30, 2020 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	11,674,876	[1,2]	Interest rate risk	(4,144,719)	[1,3]
Equity risk	60,098,312	[2]	Equity risk	(55,193,556)	[1,3]
Foreign exchange risk	11,967,356	[4]	Foreign exchange risk	(21,055,212)	[4]
Gross fair value of derivative contracts	83,740,544			(80,393,487)

Consolidated Statement of Assets and Liabilities location:

[1]Includes cumulative appreciation (depreciation) on futures as reported in the Consolidated Statement of Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]Outstanding options written, at value.
[4]Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended April 30, 2020 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	11,586,149		(2,286,204)		-		9,299,945
Equity	43,723,807		(67,386,138)		-		(23,662,331)
Foreign exchange	-		-		34,954,259		34,954,259
Total	55,309,956		(69,672,342)		34,954,259		20,591,873

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	10,147,342		(8,133,643)		-		2,013,699
Equity	(12,623,113)		(5,907,171)		-		(18,530,284)
Foreign exchange	-		-		7,215,246		7,215,246
Total	(2,475,771)		(14,040,814)		7,215,246		(9,301,339)

Consolidated Statement of Operations location:
[1]Net realized gain (loss) on futures.
[2]Net realized gain (loss) on options transactions.
[3]Net realized gain (loss) on forward foreign currency exchange contracts.
[4]Net change in unrealized appreciation (depreciation) on futures.
[5]Net change in unrealized appreciation (depreciation) on options transactions.
[6]Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and

44

Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

At April 30, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	11,515,696	(21,545,166)
Options	60,257,492	(37,793,109)
Forward contracts	11,967,356	(21,055,212)
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	83,740,544	(80,393,487)
Derivatives not subject to
Master Agreements	(71,773,188)	59,338,275
Total gross amount of assets
and liabilities subject to
Master Agreements	11,967,356	(21,055,212)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	13,990		(13,973)	-		17
CIBC World Markets	589,978		(510,853)	-		79,125
Citigroup	9,921		(9,921)	-		-
J.P. Morgan Securities	513,448		(513,448)	-		-
RBS Securities	2,422,642		(449,908)	(1,972,734)		-
State Street Bank and Trust Company	8,412,953		(8,412,953)	-		-
UBS Securities	4,424		(4,424)	-		-
Total	11,967,356		(9,915,480)	(1,972,734)		79,142

45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital	(13,973)		13,973	-		-
CIBC World Markets	(510,853)		510,853	-		-
Citigroup	(24,819)		9,921	-		(14,898)
J.P. Morgan Securities	(6,134,287)		513,448	1,880,000		(3,740,839)
RBS Securities	(449,908)		449,908	-		-
State Street Bank and Trust Company	(13,112,208)		8,412,953	4,340,000		(359,255)
UBS Securities	(809,164)		4,424	750,000		(54,740)
Total	(21,055,212)		9,915,480	6,970,000		(4,169,732)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2020:

Average Market Value ($)
Equity futures	309,905,662
Equity options contracts	587,259
Interest rate futures	229,643,247
Interest rate options contracts	55,286,150
Forward contracts	1,605,540,164

At April 30, 2020, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $28,222,884, consisting of $237,597,912 gross unrealized appreciation and $209,375,028 gross unrealized depreciation.

At April 30, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Consolidated Statement of Investments).

46

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on November 6, 2019 (the “Meeting”), the Board discussed with representatives of the Adviser (a) plans to wind down the operations of and dissolve the fund’s then-current sub-investment adviser, Newton Investment Management (North America) Limited (“NIMNA”); and (b) a proposal that Newton Investment Management Limited (“NIM”), an affiliate of NIMNA and the Adviser, assume the investment advisory responsibilities of NIMNA, pursuant to a sub-investment advisory agreement between the Adviser and NIM (the “New Sub-Advisory Agreement”), to be effective December 31, 2019 (the “Effective Date”).

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which NIM would serve as sub-adviser to the fund. The recommendation for the approval of the New Sub-Advisory Agreement was based on the following considerations, among others: (i) the transfer of the provision of sub-investment advisory services from NIMNA to NIM was not expected to have a material impact on the fund’s day-to-day operations, or the nature, extent or quality of the sub-investment advisory services currently provided to the fund; (ii) the personnel who have been principally responsible for managing the fund’s investment portfolio would continue to serve in that capacity following the Effective Date; and (iii) the substantive terms of the New Sub-Advisory Agreement were substantially similar to those of the current sub-investment advisory agreement between the Adviser and NIMNA (the “Current Agreement”). The Board also considered the fact that the Adviser expressed confidence in NIM and its investment management capabilities.

At the Meeting, the Board, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Directors”), considered and approved the New Sub-Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement; (ii) information regarding the transition of sub-investment advisory services from NIMNA to NIM; (iii) information regarding investment due diligence of NIM performed by the Adviser; (iv) information regarding NIM’s compliance program; and (v) an opinion of counsel that replacing NIMNA with NIM as the sub-investment adviser to the fund would not result in a “change of control” or an “assignment” of an advisory contract within the meaning of the 1940 Act, and, therefore, does not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and at a Board meeting on March 12-13, 2019 (the “March Meeting”) at which the Board re-approved the Current Agreement for the ensuing year until March 30, 2020.

Nature, Extent and Quality of Services to be Provided by NIM. In examining the nature, extent and quality of the services that had been furnished by NIMNA to the

47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund under the Current Agreement, and were expected to be provided by NIM to the fund under the New Sub-Advisory Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; (iii) the investment strategy for the fund, which would remain the same after the Effective Date; and (iv) NIM’s compliance program. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services provided by NIMNA and expected to be provided to the fund by NIM after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by NIM under the New Sub-Advisory Agreement, as well as NIM’s ability to render such services based on its resources and the experience of the investment team, which will remain the same, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement.

Investment Performance of NIM. The Board had considered NIMNA’s investment performance in managing the fund’s portfolio at the March Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by NIM under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement (which was the same as that payable under the Current Agreement and had been considered at the March Meeting), noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board recognized that, because NIM’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment management and administrative services (the “Management Agreement”), and, therefore, the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the March Meeting. The Board concluded that the proposed fee payable to NIM by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and NIM under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because NIM’s fee would continue to be paid by the Adviser, and not the fund, an analysis of economies of

48

scale was more appropriate in the context of the Board’s consideration of the Management Agreement, which had been done at the March Meeting.

The Board also considered whether there were any ancillary benefits that would accrue to NIM as a result of NIM’s relationship with the fund, noting that there are no soft dollar arrangements in place for the fund.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, all of whom are Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement for the fund effective as of the Effective Date.

************

At a meeting of the fund’s Board of Directors held on February 10-11, 2020, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of institutional absolute-return funds (the “Performance Group”) and with a broader group of retail and institutional absolute-return funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional absolute-return funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (ranking in the first quartile of the Performance Group and Performance Universe for all periods except the Performance Group ranking for the four-year period). The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the nine calendar years shown.

The Board reviewed and considered the contractual management fee rate paid by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses

50

were higher than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not

51

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may

52

receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

53

For More Information

BNY Mellon Global Real Return Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DRRAX Class C: DRRCX Class I: DRRIX Class Y: DRRYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6278SA0420

BNY Mellon Sustainable Balanced Fund

SEMIANNUAL REPORT April 30, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Sustainable Balanced Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Sustainable Balanced Fund, covering the six-month period from November 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 and widespread quarantine roiled markets during the first several months of 2020; stocks posted historic losses in March 2020 but regained some ground in April.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in November and December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
May 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through April 30, 2020, as provided by equity portfolio managers Yuko Takano and Rob Stewart of Newton Investment Management Limited (Newton), Sub-Investment Adviser, and fixed-income portfolio managers Nancy G. Rogers, CFA, Paul Benson, CFA and Karen Wong of Mellon Investments Corporation (Mellon), Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2020, BNY Mellon Sustainable Balanced Fund’s Class K shares produced a total return of 0.14% and Service shares returned -0.08.1 In comparison the fund’s benchmark, the MSCI All Country World Index (NDR), the fund’s Customized Blended Index, a blend of 60% MSCI All Country World Index (NDR)/40% Bloomberg Barclays MSCI US Aggregate ESG Select Index and Bloomberg Barclays MSCI US Aggregate ESG Select Index, produced total retuns of -7.68%, -2.08% and 5.60%, respectively, for the same period.2,3

Equities lost ground during the reporting period, due in part to volatility and uncertainty brought on by COVID-19. Bond prices were supported by falling interest rates and supportive central bank activities. The fund outperformed the Customized Blended Index during the period. In equities, the outperformance was primarily due to stock selections within the consumer discretionary, health care and information technology sectors, as well as a lack of exposure to energy. In fixed income, the difference in returns between the fund and the Index was primarily the result of a lack of exposure to the energy sector, which underperformed the broader market.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund uses a global, multi-asset strategy. The fund normally invests 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of issuers that demonstrate attractive attributes and sustainable business practices and have no material, unresolvable, environmental, social or governance (ESG) issues and in debt securities included in the Bloomberg Barclays MSCI US Aggregate ESG Select Index. Under normal market conditions, generally 60% of the fund’s net assets will be allocated to equity and equity-related investments and 40% of the fund’s net assets will be allocated to debt and debt-related securities.

The fund’s assets allocated to equity and equity-related investments are actively managed by Newton. Newton invests its allocated portion of the fund’s assets in companies it considers to be engaged in “sustainable business practices”. When determining whether a company engages in “sustainable business practices”, Newton considers whether the company (i) engages in business practices that are, in Newton’s view, sustainable in an economic sense (i.e., the company’s strategy, operations and finances are stable and durable) and (ii) takes appropriate measures to manage any material consequences or impact of its policies and operations in relation to ESG matters (e.g., the company’s environmental footprint, labor standards, board structure, etc.), as determined through Newton’s ESG quality review. Newton also may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting, such as by encouraging the company’s management to improve the company’s environmental footprint or voting the shares it holds of a company to improve the company’s governance structure.

The fund’s assets allocated to debt and debt-related investments are managed by Mellon, using an indexed approach. For the portion of the fund’s assets allocated to debt and debt-related investments, Mellon seeks to track the investment results, before fees and expenses, of the Bloomberg Barclays MSCI US Aggregate ESG Select Index. Mellon selects investments for its allocated portion of the fund’s assets by a “sampling” process, which is a statistical process used to select debt securities so that this portion of the fund’s assets has investment characteristics that closely approximate those of the index (e.g., duration, liquidity, quality, sector, industry, yield and market beta). Specifically, Mellon selects those securities that it determines best correspond to the index’s aggregate risk metrics of

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

duration, yield/spread, sector and quality, while seeking to mitigate such risks by investing in a diversified number of securities and issuers.

COVID-19 and Central Bank Activity Drives Markets

Global equities gained over the end of 2019, as sentiment was bolstered by encouraging economic data releases, greater certainty as to the timing and nature of Brexit, and a U.S./China potential “Phase One” trade deal. However, markets rapidly gave way to extreme risk aversion, as the global scope of the COVID-19 pandemic, and its alarming humanitarian and economic implications, became apparent. Financial markets also had to contend with a second major exogenous shock in the form of an oil-price conflict between Saudi Arabia and Russia. Aggressive responses to the crisis from central banks and governments in the month of March 2020 provided support for equities and comfort for investors. Indices rallied towards the end of March. Subsequent reports of slowing COVID-19 infection rates and plans to ease lockdown measures buoyed investor optimism in April, when equity markets continued to make up some of their losses.

Fixed-income markets also benefited from supportive action taken by the U.S. Federal Reserve (the “Fed”) in light of the pandemic. In addition to large stimulus measures enacted by the government, the Fed began an asset buying program aimed at stabilizing prices of securitized products and corporate bonds. They also cut rates aggressively. The rate cut, combined with a flight to quality that began early in 2020, pushed Treasuries to outperform the broader market. Securitized products underperformed like-duration Treasuries, but outperformed corporate credit.

Equity Returns Driven by Security Results

With a stand-off between Saudi Arabia and Russia hurting the price of oil, a void in energy proved beneficial. Stock selection was strong in the majority of sectors, particularly consumer discretionary, health care and information technology. Shares of Microsoft, a software company, continued on an upward trajectory, benefiting from its strong balance sheet, as investors’ focus quickly turned to solvency assessments in light of the COVID-19 crisis. Increased demand for the company’s cloud software, particularly the Teams app within Office 365, aided shares, with people starting to work from home en masse. Elsewhere, drug company Gilead Sciences performed well over the second half of the review period on hopes that its drug Remdesivir could be effective in treating COVID-19. With revenues deemed less likely to be disrupted, Roche Holding, Eli Lilly & Co and Lonza Group were other health care companies that aided relative returns.

Conversely, stock picking in financials was a primary headwind to portfolio performance. Worries around COVID-19 and its impact on economic growth permeated the financial sector, weighing on Citigroup, in particular, as U.S. Treasury yields fell. In an increasingly strained operating environment, shares declined, as the market began to price in the prospect of zero rates and a reasonable increase in credit losses. Financial companies DNB, Kasikornbank and Westpac Banking also featured highly on the portfolio’s list of top detractors. Johnson Matthey, a supplier of car exhaust catalysts, was also hit by a shutdown to large parts of the automotive industry due to the virus. Having been on track to deliver in-line results for the fiscal year, the company warned of a negative impact on operating profit owing to reduced demand in its Clean Air division and delayed shipments, on account of logistical difficulties, across other businesses.

Within fixed income, it was a positive period for bonds. Nearly all sectors of the Index performed well and had positive nominal returns. A prevailing theme during the period was a flight to quality, which benefited Treasuries, causing them to outperform spread sectors. Securitized instruments underperformed like-duration Treasuries, but outperformed corporate bonds. Nearly all segments of the U.S. Aggregate Index benefited from the Fed’s monetary and fiscal stimulus efforts, which began in March. In addition, the fixed-income sleeve’s ESG focus means it lacks exposure to the energy sector when compared to the Index, which benefited relative performance. Energy was the worst performing area of the Index during the period.

4

Finding Opportunity in a Challenging Environment

Despite the bounceback in global equities witnessed in April, we believe volatility will continue. We think markets will continue to oscillate between the reassurance that governments and central banks will be standing by to support them and the uncertainty of both the duration and depth of COVID-19’s economic impact. Furthermore, it is our opinion that the longer-term implications in terms of social behavior and consumption trends will be potentially material; and fiscal expansion will have its own implications in terms of funding costs over the coming years. We believe that opportunities currently exist to purchase excellent companies at attractive valuations.

Newton continues to draw on its long-term thematic framework to guide its stock selection and focuses intensely on company fundamentals as it assesses attractive opportunities. As ever, embedding a focus on the sustainability of our investments into our analysis acts as a valuable guide to positioning the portfolio effectively for the long term.

In fixed income, as an index fund, we attempt to match closely the returns of the Index by approximating its composition and credit quality.

May 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 28, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The MSCI ACWI Index captures large- and mid-cap representation across Developed Market (DM) countries and Emerging-Market (EM) countries. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in index.

3 Source: FactSet — The Bloomberg Barclays MSCI US Aggregate ESG Select Index is a fixed-rate, investment grade bond benchmark that follows the rules of the Bloomberg Barclays US Aggregate Index and applies additional sector and ESG criteria for security eligibility. In addition treasury, securitized, and class 2 government-related (agency, local authority, sovereign, supranational) and corporate (industrial, utility, and financial) sectors are weighted to match the individual sector exposures of the Bloomberg Barclays US Aggregate Index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Indexing does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

Environmental, social and governance (ESG) managers may take into consideration factors beyond traditional financial information to select securities, which could result in relative investment performance deviating from other strategies or broad market benchmarks, depending on whether such sectors or investments are in or out of favor in the market. Further, ESG strategies may rely on certain values-based criteria to eliminate exposures found in similar strategies or broad market benchmarks, which could also result in relative investment performance deviating.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable Balanced Fund from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

	Class K	Service Shares
Expense paid per $1,000†	$.75	$1.99
Ending value (after expenses)	$1,001.40	$999.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

	Class K	Service Shares
Expense paid per $1,000†	$.75	$2.01
Ending value (after expenses)	$1,024.12	$1,022.87

†Expenses are equal to the fund’s annualized expense ratio of .15% for Class K and .40% for Service Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2020 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 41.3%
Canada - 1.2%
Bank of Montreal, Sub. Notes	4.34	10/5/2028	25,000	26,213
Canadian Imperial Bank of Commerce, Sr. Unscd. Notes	3.10	4/2/2024	10,000	10,406
Province of Alberta, Sr. Unscd. Notes	2.20	7/26/2022	20,000	20,636
Province of Ontario, Sr. Unscd. Bonds	2.50	4/27/2026	25,000	27,233
Province of Quebec, Sr. Unscd. Notes	2.38	1/31/2022	20,000	20,646
Rogers Communications, Gtd. Notes	2.90	11/15/2026	15,000	15,993
Royal Bank of Canada, Sr. Unscd. Notes	2.75	2/1/2022	10,000	10,298
The Bank of Nova Scotia, Sr. Unscd. Notes	2.70	3/7/2022	15,000	15,447
The Toronto-Dominion Bank, Sr. Unscd. Notes	3.25	3/11/2024	5,000	5,304
				152,176
Colombia - .1%
Colombia, Sr. Unscd. Bonds	8.13	5/21/2024	10,000	11,588
Germany - .5%
KFW, Govt. Gtd. Bonds	0.00	4/18/2036	15,000	[a] 12,122
KFW, Govt. Gtd. Notes	2.63	2/28/2024	25,000	27,088
Landwirtschaftliche Rentenbank, Govt. Gtd. Bonds	2.25	10/1/2021	25,000	25,636
				64,846
Japan - .3%
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.78	3/2/2025	25,000	27,027
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	2.85	1/11/2022	10,000	10,164
				37,191
Panama - .1%
Panama, Sr. Unscd. Bonds	9.38	4/1/2029	10,000	14,084
Poland - .2%
Poland, Sr. Unscd. Notes	3.25	4/6/2026	15,000	16,359
Supranational - .5%
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/2025	10,000	10,628
Inter-American Development Bank, Sr. Unscd. Notes	2.50	1/18/2023	15,000	15,838
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.38	9/20/2021	35,000	35,467
				61,933

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 41.3% (continued)
United Kingdom - .8%
GlaxoSmithKline Capital, Gtd. Notes	2.85	5/8/2022	20,000		20,769
HSBC Holdings, Sr. Unscd. Notes	4.88	1/14/2022	25,000		26,242
Royal Bank of Scotland Group, Sub. Notes	6.00	12/19/2023	25,000		27,272
Vodafone Group, Sr. Unscd. Notes	4.38	5/30/2028	15,000		17,219
Vodafone Group, Sr. Unscd. Notes	5.25	5/30/2048	10,000		12,554
				104,056
United States - 37.5%
3M, Sr. Unscd. Bonds	2.88	10/15/2027	15,000		16,345
AbbVie, Sr. Unscd. Notes	2.90	11/6/2022	20,000		20,829
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	20,000	[b]	21,241
AbbVie, Sr. Unscd. Notes	3.38	11/14/2021	15,000		15,505
AbbVie, Sr. Unscd. Notes	4.88	11/14/2048	10,000		12,644
American Express, Sr. Unscd. Notes	3.40	2/22/2024	25,000		26,517
American Tower, Sr. Unscd. Notes	3.50	1/31/2023	25,000		26,443
American Water Capital, Sr. Unscd. Bonds	6.59	10/15/2037	10,000		14,804
American Water Capital, Sr. Unscd. Notes	2.80	5/1/2030	15,000		16,044
American Water Capital, Sr. Unscd. Notes	3.75	9/1/2028	10,000		11,355
American Water Capital, Sr. Unscd. Notes	4.15	6/1/2049	15,000		18,746
American Water Capital, Sr. Unscd. Notes	4.20	9/1/2048	10,000		12,620
Amgen, Sr. Unscd. Notes	4.56	6/15/2048	20,000		25,474
Apple, Sr. Unscd. Notes	2.15	2/9/2022	15,000		15,402
Apple, Sr. Unscd. Notes	3.25	2/23/2026	15,000		16,686
Apple, Sr. Unscd. Notes	3.75	11/13/2047	10,000		12,139
Boston Properties, Sr. Unscd. Notes	4.50	12/1/2028	15,000		17,002
Cigna, Gtd. Notes	4.13	11/15/2025	15,000		16,844
Cisco Systems, Sr. Unscd. Notes	5.50	1/15/2040	20,000		28,857
Citigroup, Sr. Unscd. Notes	3.98	3/20/2030	10,000		11,067
Citigroup, Sr. Unscd. Notes	4.41	3/31/2031	15,000		17,259
Citigroup, Sub. Notes	4.75	5/18/2046	10,000		12,180
Conagra Brands, Sr. Unscd. Notes	5.30	11/1/2038	15,000		18,747
CSX, Sr. Unscd. Notes	3.35	11/1/2025	5,000		5,474
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	20,000		25,252
Deere & Co., Sr. Unscd. Notes	3.90	6/9/2042	10,000		12,219
Dell International, Sr. Scd. Notes	4.90	10/1/2026	15,000	[b]	15,548
Dupont De Nemours, Sr. Unscd. Notes	4.49	11/15/2025	10,000		11,022
Essential Utilities, Sr. Unscd. Notes	3.35	4/15/2050	15,000		15,890
Federal Home Loan Banks, Bonds	2.50	2/13/2024	25,000		26,930

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 41.3% (continued)
United States - 37.5% (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K077, Cl. A2	3.85	5/25/2028	30,000	[c]	35,545
Federal National Mortgage Association, Notes	2.25	4/12/2022	20,000	[c]	20,778
General Mills, Sr. Unscd. Notes	4.20	4/17/2028	15,000		17,413
Gilead Sciences, Sr. Unscd. Notes	3.50	2/1/2025	15,000		16,515
HCA, Sr. Scd. Notes	5.25	6/15/2049	10,000		11,792
Hewlett Packard Enterprise, Sr. Unscd. Notes	3.50	10/5/2021	10,000		10,246
Intel, Sr. Unscd. Notes	3.15	5/11/2027	10,000		11,035
Intercontinental Exchange, Gtd. Notes	3.75	12/1/2025	15,000		16,655
International Business Machines, Sr. Unscd. Debs.	5.88	11/29/2032	10,000		13,691
International Business Machines, Sr. Unscd. Notes	4.00	6/20/2042	5,000		6,037
International Paper, Sr. Unscd. Notes	4.40	8/15/2047	10,000		11,317
ITC Holdings, Sr. Unscd. Notes	3.35	11/15/2027	15,000		15,998
Johnson & Johnson, Sr. Unscd. Notes	2.63	1/15/2025	15,000		16,245
Laboratory Corporation of America Holdings, Sr. Unscd. Notes	3.20	2/1/2022	10,000		10,355
Marsh & McLennan Companies, Sr. Unscd. Notes	4.75	3/15/2039	15,000		18,743
Merck & Co., Sr. Unscd. Notes	3.90	3/7/2039	15,000		18,480
Microsoft, Sr. Unscd. Notes	2.88	2/6/2024	25,000		26,934
Microsoft, Sr. Unscd. Notes	4.25	2/6/2047	10,000		13,364
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	10,000		12,462
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	20,000		23,051
Nordstrom, Sr. Unscd. Notes	5.00	1/15/2044	20,000		14,221
Northern Trust, Sr. Unscd. Notes	3.15	5/3/2029	20,000		22,050
Oracle, Sr. Unscd. Notes	4.00	11/15/2047	10,000		11,927
Parker-Hannifin, Sr. Unscd. Notes	3.25	6/14/2029	15,000		15,893
PepsiCo, Sr. Unscd. Notes	2.75	4/30/2025	15,000		16,198
Prudential Financial, Sr. Unscd. Notes	4.35	2/25/2050	5,000		5,729
Simon Property Group, Sr. Unscd. Notes	4.75	3/15/2042	10,000		10,331
State Street, Sr. Unscd. Notes	2.65	5/15/2023	25,000		25,643
Target, Sr. Unscd. Notes	2.50	4/15/2026	15,000		16,274
The Coca-Cola Company, Sr. Unscd. Notes	2.20	5/25/2022	20,000		20,651
The Goldman Sachs Group, Sr. Unscd. Notes	3.85	1/26/2027	20,000		21,608

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 41.3% (continued)
United States - 37.5% (continued)
The Home Depot, Sr. Unscd. Notes	3.50	9/15/2056	10,000	11,310
The Home Depot, Sr. Unscd. Notes	3.90	12/6/2028	20,000	23,233
The Mosaic Company, Sr. Unscd. Notes	4.25	11/15/2023	10,000	10,178
The PNC Financial Services Group, Sr. Unscd. Notes	3.45	4/23/2029	10,000	11,008
Toyota Motor Credit, Sr. Unscd. Notes	2.60	1/11/2022	15,000	15,341
Truist Financial, Sr. Unscd. Notes	3.75	12/6/2023	10,000	10,762
TWDC Enterprises 18, Gtd. Notes	4.13	6/1/2044	10,000	12,078
U.S. Treasury Bonds	2.00	2/15/2050	5,000	5,876
U.S. Treasury Bonds	2.25	8/15/2049	9,000	11,104
U.S. Treasury Bonds	2.38	11/15/2049	10,000	12,655
U.S. Treasury Bonds	2.75	8/15/2047	40,000	53,461
U.S. Treasury Bonds	2.88	5/15/2049	13,000	18,007
U.S. Treasury Bonds	3.00	2/15/2048	30,000	42,004
U.S. Treasury Bonds	3.00	2/15/2049	35,000	49,453
U.S. Treasury Bonds	3.13	5/15/2048	42,000	60,214
U.S. Treasury Bonds	3.13	11/15/2041	18,000	24,675
U.S. Treasury Bonds	3.13	2/15/2042	40,000	55,002
U.S. Treasury Bonds	3.88	8/15/2040	14,000	21,054
U.S. Treasury Bonds	4.38	11/15/2039	7,000	11,133
U.S. Treasury Bonds	4.38	5/15/2040	28,000	44,650
U.S. Treasury Bonds	4.50	2/15/2036	5,000	7,715
U.S. Treasury Bonds	6.25	5/15/2030	22,000	34,072
U.S. Treasury Notes	0.50	3/15/2023	25,000	25,185
U.S. Treasury Notes	1.13	8/31/2021	85,000	86,071
U.S. Treasury Notes	1.25	10/31/2021	110,000	111,766
U.S. Treasury Notes	1.38	2/15/2023	15,000	15,477
U.S. Treasury Notes	1.38	10/15/2022	25,000	25,703
U.S. Treasury Notes	1.38	1/31/2025	25,000	26,201
U.S. Treasury Notes	1.50	3/31/2023	25,000	25,919
U.S. Treasury Notes	1.50	10/31/2021	75,000	76,481
U.S. Treasury Notes	1.50	1/31/2022	20,000	20,455
U.S. Treasury Notes	1.50	11/30/2024	20,000	21,057
U.S. Treasury Notes	1.50	1/15/2023	15,000	15,511
U.S. Treasury Notes	1.63	2/15/2026	35,000	37,331
U.S. Treasury Notes	1.63	11/15/2022	15,000	15,528
U.S. Treasury Notes	1.63	12/15/2022	15,000	15,547
U.S. Treasury Notes	1.75	7/15/2022	40,000	41,360
U.S. Treasury Notes	1.75	6/15/2022	35,000	36,157
U.S. Treasury Notes	1.75	12/31/2024	15,000	15,971
U.S. Treasury Notes	1.75	6/30/2022	20,000	20,670

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 41.3% (continued)
United States - 37.5% (continued)
U.S. Treasury Notes	1.88	1/31/2022	45,000		46,318
U.S. Treasury Notes	1.88	7/31/2022	15,000		15,562
U.S. Treasury Notes	1.88	8/31/2024	55,000		58,637
U.S. Treasury Notes	2.00	6/30/2024	65,000		69,484
U.S. Treasury Notes	2.00	5/31/2024	65,000		69,423
U.S. Treasury Notes	2.00	2/15/2025	30,000		32,336
U.S. Treasury Notes	2.00	8/15/2025	25,000		27,090
U.S. Treasury Notes	2.00	4/30/2024	100,000		106,691
U.S. Treasury Notes	2.13	9/30/2024	18,000		19,405
U.S. Treasury Notes	2.13	11/30/2024	30,000		32,425
U.S. Treasury Notes	2.13	8/15/2021	25,000		25,628
U.S. Treasury Notes	2.13	7/31/2024	50,000		53,772
U.S. Treasury Notes	2.25	12/31/2024	25,000		27,197
U.S. Treasury Notes	2.25	8/15/2027	39,000		43,785
U.S. Treasury Notes	2.25	10/31/2024	30,000		32,545
U.S. Treasury Notes	2.25	11/15/2024	45,000		48,848
U.S. Treasury Notes	2.38	5/15/2029	38,000		43,866
U.S. Treasury Notes	2.63	2/15/2029	45,000		52,771
U.S. Treasury Notes	2.75	2/15/2028	35,000		40,820
U.S. Treasury Notes	2.88	5/15/2028	40,000		47,205
U.S. Treasury Notes	3.13	11/15/2028	10,000		12,102
Union Pacific, Sr. Unscd. Notes	4.10	9/15/2067	5,000		5,694
United Parcel Service, Sr. Unscd. Notes	3.05	11/15/2027	15,000		16,407
Verizon Communications, Sr. Unscd. Notes	5.01	8/21/2054	10,000		14,578
Verizon Communications, Sr. Unscd. Notes	5.25	3/16/2037	15,000		19,983
Visa, Sr. Unscd. Notes	3.15	12/14/2025	15,000		16,622
Zoetis, Sr. Unscd. Notes	3.90	8/20/2028	15,000		17,287
Federal Home Loan Mortgage Corp.:
3.50%, 11/1/2047-7/1/2049			61,608	[c]	65,335
Federal National Mortgage Association:
3.50%			75,000	[c,d]	78,558
2.50%			50,000	[c,d]	52,175
2.50%, 11/1/2031			22,236	[c]	23,306
3.00%, 6/1/2034-8/1/2049			225,535	[c]	238,854
3.00%			100,000	[c,d]	105,542
3.50%, 9/1/2037-11/1/2049			171,271	[c]	182,102
3.50%			50,000	[c,d]	52,823
4.00%, 1/1/2048-8/1/2049			149,316	[c]	159,876
4.00%			25,000	[c,d]	26,634
4.50%			50,000	[c,d]	53,930

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 41.3% (continued)
United States - 37.5% (continued)
4.50%, 8/1/2047			21,807	[c]	23,525
5.00%			25,000	[c,d]	27,185
5.50%			25,000	[c,d]	27,438
Government National Mortgage Association II:
3.00%			25,000	[d]	26,562
3.00%			25,000	[d]	26,607
3.00%, 11/20/2045-1/20/2048			66,833		71,403
3.50%			25,000	[d]	26,525
3.50%, 11/20/2046-6/20/2049			92,938		99,036
4.00%, 4/20/2049-7/20/2049			57,127		60,798
4.00%			25,000	[d]	26,609
4.50%, 2/20/2049-6/20/2049			33,688		36,112
5.00%, 6/20/2049			20,141		21,760
				4,710,817
Uruguay - .1%
Uruguay, Sr. Unscd. Bonds	4.98	4/20/2055	10,000		11,361
Total Bonds and Notes (cost $4,885,314)			5,184,411
Description			Shares		Value ($)
Common Stocks - 57.4%
Australia - 1.6%
Australia & New Zealand Banking Group			3,065		32,953
CSL			137		27,156
Dexus			9,656	[e]	56,768
Insurance Australia Group			5,298		19,634
National Australia Bank			3,110		33,629
Westpac Banking			3,230		33,533
				203,673
Bermuda - .1%
Hiscox			1,353		11,984
Canada - .6%
Intact Financial			441		41,969
The Toronto-Dominion Bank			968		40,446
				82,415
China - 2.5%
3SBio			27,000	[b,f]	27,330
Alibaba Group Holding, ADR			382	[f]	77,420
Ping An Insurance Group Company of China, Cl. H			8,000		81,118
Tencent Holdings			2,353		124,834
				310,702

12

Description	Shares		Value ($)
Common Stocks - 57.4% (continued)
Denmark - .5%
Chr. Hansen Holding	253		21,827
Novo Nordisk, Cl. B	240		15,325
Orsted	206	[b]	20,858
		58,010
France - 2.8%
BNP Paribas	1,130		35,567
Bureau Veritas	3,434		71,354
Danone	479	[f]	33,230
Kering	53		26,766
L'Oreal	278	[f]	80,905
Sanofi	521		50,971
Valeo	2,300	[c]	53,436
		352,229
Germany - 2.8%
Allianz	119		22,045
Brenntag	1,749		79,071
Continental	461	[f]	38,946
Deutsche Post	2,244	[f]	66,849
Deutsche Wohnen	376		15,257
Fresenius Medical Care & Co.	406	[f]	31,817
HELLA GmbH & Co.	972	[f]	36,050
Infineon Technologies	1,890		35,118
SAP	250		29,817
		354,970
Hong Kong - 1.1%
AIA Group	5,200		47,333
Link REIT	3,500		31,043
Techtronic Industries	7,577		56,286
		134,662
Ireland - 1.2%
Accenture, Cl. A	496		91,854
Medtronic	674		65,803
		157,657
Japan - 4.8%
Ebara	3,400		75,306
Fast Retailing	100		47,561
Honda Motor	1,600		38,630
KDDI	1,200		34,579
Keyence	100		35,926
M3	400		14,386
Mitsubishi UFJ Financial Group	9,400		37,773
Nippon Telegraph & Telephone	700		15,948
NTT Docomo	900		26,417

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks - 57.4% (continued)
Japan - 4.8% (continued)
Recruit Holdings	1,300	38,137
Seven & i Holdings	400	13,179
Sony	500	32,078
Sugi Holdings	300	18,007
Sumitomo Mitsui Financial Group	1,300	34,237
Suntory Beverage & Food	1,700	63,873
Takeda Pharmaceutical	1,100	39,499
Toyota Motor	600	37,031
		602,567
Mexico - .5%
Fomento Economico Mexicano	10,752	69,377
Netherlands - .6%
ASML Holding	142	42,181
Prosus	238	[f] 18,066
Wolters Kluwer	218	16,051
		76,298
New Zealand - .1%
Fisher & Paykel Healthcare	864	14,396
Norway - .7%
DNB	4,422	[f] 53,734
Mowi	2,217	38,052
		91,786
South Africa - .3%
Naspers, Cl. N	149	[f] 23,305
Old Mutual	21,164	15,341
		38,646
South Korea - .3%
Samsung SDI	136	32,664
Spain - .6%
Banco Santander	14,815	33,125
Iberdrola	3,891	39,006
		72,131
Switzerland - 1.4%
Lonza Group	35	15,297
Nestle	613	64,755
Roche Holding	245	85,218
Zurich Insurance Group	39	12,432
		177,702
Taiwan - .8%
Taiwan Semiconductor Manufacturing	10,000	100,495
Thailand - .3%
Kasikornbank	12,500	33,027

14

Description	Shares		Value ($)
Common Stocks - 57.4% (continued)
United Kingdom - 4.6%
Ascential	10,197	[b]	32,516
AstraZeneca	257		26,960
Aviva	6,454		19,683
Barclays	38,994		52,095
Ferguson	802		58,006
GlaxoSmithKline	1,162		24,328
HSBC Holdings	2,667		13,773
Informa	8,158		44,996
Johnson Matthey	2,395		60,180
Legal & General Group	5,518		14,245
Linde	468		86,107
M&G	7,808		13,021
Prudential	1,237		17,618
RELX	2,121		48,036
Royal Bank of Scotland Group	11,405		15,902
Travis Perkins	2,349		30,788
Unilever	407		21,043
		579,297
United States - 29.2%
3M	272		41,322
Abbott Laboratories	653		60,135
Adobe	158	[f]	55,875
Albemarle	677		41,588
Alphabet, Cl. C	97	[f]	130,820
Amazon.com	44	[f]	108,856
American Express	373		34,036
American Tower	127	[e]	30,226
Amgen	215		51,432
Apple	918		269,708
Applied Materials	1,478		73,427
AT&T	2,122		64,657
Automatic Data Processing	265		38,873
Becton Dickinson & Co.	144		36,364
Biogen	93	[f]	27,605
BlackRock	31		15,563
Booking Holdings	10	[f]	14,806
Bristol-Myers Squibb	825		50,168
Brixmor Property Group	4,722	[e]	54,067
Cerner	498		34,556
Cigna	218		42,680
Citigroup	1,913		92,895
CMS Energy	1,176		67,138
Colgate-Palmolive	511		35,908

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 57.4% (continued)
United States - 29.2% (continued)
Costco Wholesale	149		45,147
Dollar General	81		14,199
Ecolab	429		83,012
Eli Lilly & Co.	299		46,237
Eversource Energy	817		65,932
Fidelity National Information Services	615		81,112
Gilead Sciences	508		42,672
Intel	1,125		67,478
International Flavors & Fragrances	540		70,756
Intuit	140		37,773
Laureate Education, Cl. A	1,924	[f]	18,220
Lowe's	394		41,272
Mastercard, Cl. A	401		110,263
Merck & Co.	1,240		98,382
Microsoft	1,501		268,994
Morgan Stanley	824		32,490
NextEra Energy	209		48,304
NIKE, Cl. B	513		44,723
PayPal Holdings	425	[f]	52,275
PepsiCo	415		54,900
Prologis	449	[e]	40,064
S&P Global	52		15,230
salesforce.com	295	[f]	47,775
Starbucks	548		42,048
Texas Instruments	407		47,241
The Estee Lauder Companies, Cl. A	195		34,398
The Goldman Sachs Group	367		67,315
The Home Depot	324		71,225
The PNC Financial Services Group	361		38,508
The Procter & Gamble Company	481		56,695
The TJX Companies	725		35,561
The Walt Disney Company	555		60,023
Thermo Fisher Scientific	145		48,529
Union Pacific	298		47,617
United Parcel Service, Cl. B	383		36,255
Verizon Communications	1,766		101,457
Visa, Cl. A	440		78,637
		3,665,424
Total Common Stocks (cost $7,155,272)	7,220,112

16

Description		Principal Amount ($)	Value ($)
Rights - .0%
United States - .0%
Bristol-Myers Squibb, CVR (cost $750)		326	1,470
	1-Day Yield (%)	Shares
Investment Companies - 4.7%
Registered Investment Companies - 4.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $589,012)	0.33	589,012	[g] 589,012
Total Investments (cost $12,630,348)		103.4%	12,995,005
Liabilities, Less Cash and Receivables		(3.4%)	(424,861)
Net Assets		100.0%	12,570,144

ADR—American Depository Receipt

CVR—Contingent Value Right

REIT—Real Estate Investment Trust

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, these securities were valued at $117,493 or .93% of net assets.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Purchased on a forward commitment basis.

e Investment in real estate investment trust within the United States.

f Non-income producing security.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	15.8
U.S. Government Agencies Mortgage-Backed	12.0
Health Care	9.4
Information Technology	8.5
Banks	8.4
Investment Companies	4.7
Chemicals	3.7
Technology Hardware & Equipment	3.6
Internet Software & Services	3.1
Telecommunication Services	3.1
Utilities	2.7
Retailing	2.3
Real Estate	2.2
Semiconductors & Semiconductor Equipment	2.2
Industrial	2.0
Insurance	1.9
Commercial & Professional Services	1.8
Beverage Products	1.8
Diversified Financials	1.8
Automobiles & Components	1.7
Consumer Staples	1.5
Food Products	1.5
Transportation	1.4
Consumer Discretionary	1.3
Media	1.1
Foreign Governmental	1.0
Consumer Durables & Apparel	.6
Supranational Bank	.5
U.S. Government Agencies	.4
Food & Staples Retailing	.4
Collateralized Municipal-Backed Securities	.3
Household & Personal Products	.3
Advertising	.3
Forest Products & Other	.1
103.4

† Based on net assets.

See notes to financial statements.

18

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/19($)	Purchases($)	Sales($)	Value 4/30/20($)	Net Assets (%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,167,698	2,034,144	(2,612,830)	589,012	4.7	4,832

See notes to financial statements.

19

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	12,041,336	12,405,993
Affiliated issuers	589,012	589,012
Cash		25,250
Cash denominated in foreign currency	7,159	7,227
Receivable for investment securities sold		232,585
Dividends and interest receivable		43,433
Tax reclaim receivable		14,799
Receivable for shares of Common Stock subscribed		281
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		5,293
Prepaid expenses		821
		13,324,694
Liabilities ($):
Payable for investment securities purchased		702,087
Directors’ fees and expenses payable		167
Other accrued expenses		52,296
		754,550
Net Assets ($)		12,570,144
Composition of Net Assets ($):
Paid-in capital		12,995,976
Total distributable earnings (loss)		(425,832)
Net Assets ($)		12,570,144

Net Asset Value Per Share	Class K	Service Shares
Net Assets ($)	11,581,774	988,370
Shares Outstanding	936,053	80,000
Net Asset Value Per Share ($)	12.37	12.35

See notes to financial statements.

20

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2020 (Unaudited)

Investment Income ($):
Income:
Dividends (net of $3,087 foreign taxes withheld at source):
Unaffiliated issuers	71,776
Affiliated issuers	4,832
Interest	51,635
Total Income	128,243
Expenses:
Management fee—Note 3(a)	6,954
Professional fees	52,738
Chief Compliance Officer fees—Note 3(b)	6,707
Custodian fees—Note 3(b)	4,913
Pricing fees	4,908
Registration fees	4,616
Prospectus and shareholders’ reports	4,314
Shareholder servicing costs—Note 3(b)	1,274
Directors’ fees and expenses—Note 3(c)	560
Loan commitment fees—Note 2	121
Miscellaneous	4,487
Total Expenses	91,592
Less—reduction in expenses due to undertaking—Note 3(a)	(80,742)
Net Expenses	10,850
Investment Income—Net	117,393
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	157,271
Net realized gain (loss) on forward foreign currency exchange contracts	640
Net Realized Gain (Loss)	157,911
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(253,875)
Net Realized and Unrealized Gain (Loss) on Investments	(95,964)
Net Increase in Net Assets Resulting from Operations	21,429

See notes to financial statements.

21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019[a]
Operations ($):
Investment income—net	117,393	258,022
Net realized gain (loss) on investments	157,911	(779,100)
Net change in unrealized appreciation (depreciation) on investments	(253,875)	1,769,655
Net Increase (Decrease) in Net Assets Resulting from Operations	21,429	1,248,577
Distributions ($):
Distributions to shareholders:
Class K	(200,188)	(222,034)
Service Shares	(14,896)	(18,216)
Total Distributions	(215,084)	(240,250)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class K	8,742	-
Net assets received in connection with reorganization	-	864
Distributions reinvested:
Class K	31	-
Cost of shares redeemed:
Class K	(462)	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	8,311	864
Total Increase (Decrease) in Net Assets	(185,344)	1,009,191
Net Assets ($):
Beginning of Period	12,755,488	11,746,297
End of Period	12,570,144	12,755,488
Capital Share Transactions (Shares):
Class K
Shares sold	705	-
Shares issued in connection with reorganization—Note 1	-	(202)
Shares issued for distributions reinvested	2	-
Shares redeemed	(39)	-
Net Increase (Decrease) in Shares Outstanding	669	(202)

[a]Effective April 1, 2019, Class A shares were redesignated into Service Shares and Class Y shares wre redesignated into Class K shares. Class C and Class I shares were exchanged for Class K shares and are no longer active. During the period ended October 31, 2019, 387,793 Class I shares representing $4,544,937 were exchanged for 387,793 Class K shares and 80,000 Class C shares representing $934,400 were exchanged for 79,727 Class K shares.

See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2020	Year Ended October 31,
Class K Shares	(Unaudited)	2019[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	12.56	11.57	12.50
Investment Operations:
Investment income—net[c]	.12	.26	.37
Net realized and unrealized gain (loss) on investments	(.10)	.97	(1.05)
Total from Investment Operations	.02	1.23	(.68)
Distributions:
Dividends from investment income—net	(.21)	(.24)	(.25)
Net asset value, end of period	12.37	12.56	11.57
Total Return (%)	.14[d]	11.03	(5.64)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.43[e]	2.11	2.19[e]
Ratio of net expenses to average net assets	.15[e]	.40	.71[e]
Ratio of net investment income to average net assets	1.88[e]	2.16	3.10[e]
Portfolio Turnover Rate	35.42[d]	220.33	81.07[d]
Net Assets, end of period ($ x 1,000)	11,582	11,753	5,412

a Effective April 1, 2019, Class Y shares were redesignated as Class K Shares.

b From November 30, 2017 (commencement of operations) to October 31, 2018.

c Based on average shares outstanding.

d Not annualized.

e Annualized.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2020	Year Ended October 31,
Service Shares	(Unaudited)	2019[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	12.53	11.56	12.50
Investment Operations:
Investment income—net[c]	.10	.23	.32
Net realized and unrealized gain (loss) on investments	(.09)	.97	(1.03)
Total from Investment Operations	.01	1.20	(.71)
Distributions:
Dividends from investment income—net	(.19)	(.23)	(.23)
Net asset value, end of period	12.35	12.53	11.56
Total Return (%)	(.08)[d]	10.73	(5.79)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.68[e]	2.34	2.56[e]
Ratio of net expenses to average net assets	.40[e]	.62	.96[e]
Ratio of net investment income to average net assets	1.63[e]	1.95	2.78[e]
Portfolio Turnover Rate	35.42[d]	220.33	81.07[d]
Net Assets, end of period ($ x 1,000)	988	1,003	925

a Effective April 1, 2019, Class A shares were redesignated as Service Shares.

b From November 30, 2017 (commencement of operations) to October 31, 2018.

c Based on average shares outstanding.

d Not annualized.

e Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable Balanced Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Each of Newton Investment Management Limited (“Newton”) and Mellon Investments Corporation (“Mellon”), each a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serve as the fund’s sub-investment advisers (the “Sub-Advisers”). Effective December 31, 2019, Newton Investment Management (North America) Limited (“NIMNA”) reorganized into Newton Investment Management Limited. Consequently, the sub-investment advisory agreement between the Adviser and NIMNA was terminated and NIM now serves as one of fund’s sub-adviser pursuant to a sub-investment advisory agreement between the Adviser and NIM. There was no change to the fund’s investment objective, polices or strategies as a result of the reorganization of NIMNA into Sub-Adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Class K shares (300 million shares authorized) and Service shares (100 million shares authorized). Class K shares are generally only offered to state-sponsored retirement plans. Service Class shares are generally offered only to holders of Class K who terminate their relationship with state-sponsored retirement plans. Each class of shares has identical rights and privileges, except with respect to the Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2020, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all 93,534 of Class K shares and all of the outstanding Service Shares of the fund.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

26

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

28

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:†
Collateralized Municipal-Backed Mortgage-Backed	-	35,545	-	35,545
Corporate Bonds	-	1,477,181	-	1,477,181
Equity Securities – Common Stocks	4,138,400	3,081,712††	-	7,220,112
Foreign Governmental	-	121,907	-	121,907
Investment Companies	589,012	-	-	589,012
Rights	1,470	-	-	1,470
U.S. Government Agencies	-	47,708	-	47,708
U.S. Government Agencies Mortgage-Backed	-	1,512,695	-	1,512,695
U.S. Treasury Securities	-	1,989,375	-	1,989,375

†  See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Foreign taxes payable or deferred as of April 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent

30

basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the two years period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $995,493 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2019. The fund has $305,935 of short-term capital losses and $689,558 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2019 was as follows: ordinary income $240,250. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .11% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2019 through February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .15% of the value of the fund’s average daily net assets. On or after February 28, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $80,742 during the period ended April 30, 2020.

Pursuant to a sub-investment advisory agreements between the Adviser and the respective Sub-Advisers, Newton and Mellon each serve as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each of Newton and Mellon a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The

32

Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Shareholder Services Plan, Service shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2020, the fund was charged $1,243 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2020, the fund was charged $29 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2020, the fund was charged $4,913 pursuant to the custody agreement.

During the period ended April 30, 2020, the fund was charged $6,707 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $1,098, Shareholder Services Plan fees of $196, custodian fees of $2,400, Chief Compliance Officer fees of $4,438 and transfer agency fees of $10, which are offset against an expense reimbursement currently in effect in the amount of $13,435.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and foreign currency exchange contracts (“forward contracts”), during the period ended April 30, 2020, amounted to $4,435,348 and $4,481,327, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign

34

currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At April 30, 2020, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2020:

Average Market Value ($)
Forward contracts	199

At April 30, 2020, accumulated net unrealized appreciation on investments was $364,657, consisting of $945,098 gross unrealized appreciation and $580,441 gross unrealized depreciation.

At April 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on November 6, 2019 (the “Meeting”), the Board discussed with representatives of the Adviser (a) plans to wind down the operations of and dissolve the fund’s then-current sub-investment adviser, Newton Investment Management (North America) Limited (“NIMNA”); and (b) a proposal that Newton Investment Management Limited (“NIM”), an affiliate of NIMNA and the Adviser, assume the investment advisory responsibilities of NIMNA, pursuant to a sub-investment advisory agreement between the Adviser and NIM (the “New Sub-Advisory Agreement”), to be effective December 31, 2019 (the “Effective Date”).

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which NIM would serve as sub-adviser to the fund. The recommendation for the approval of the New Sub-Advisory Agreement was based on the following considerations, among others: (i) the transfer of the provision of sub-investment advisory services from NIMNA to NIM was not expected to have a material impact on the fund’s day-to-day operations, or the nature, extent or quality of the sub-investment advisory services currently provided to the fund; (ii) the personnel who have been principally responsible for managing the fund’s investment portfolio would continue to serve in that capacity following the Effective Date; and (iii) the substantive terms of the New Sub-Advisory Agreement were substantially similar to those of the current sub-investment advisory agreement between the Adviser and NIMNA (the “Current Agreement”). The Board also considered the fact that the Adviser expressed confidence in NIM and its investment management capabilities.

At the Meeting, the Board, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Directors”), considered and approved the New Sub-Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement; (ii) information regarding the transition of sub-investment advisory services from NIMNA to NIM; (iii) information regarding investment due diligence of NIM performed by the Adviser; (iv) information regarding NIM’s compliance program; and (v) an opinion of counsel that replacing NIMNA with NIM as the sub-investment adviser to the fund would not result in a “change of control” or an “assignment” of an advisory contract within the meaning of the 1940 Act, and, therefore, does not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and at a Board meeting on March 12-13, 2019 (the “March Meeting”) at which the Board re-approved the Current Agreement for the ensuing year until March 30, 2020.

Nature, Extent and Quality of Services to be Provided by NIM. In examining the nature, extent and quality of the services that had been furnished by NIMNA to the

36

fund under the Current Agreement, and were expected to be provided by NIM to the fund under the New Sub-Advisory Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; (iii) the investment strategy for the fund, which would remain the same after the Effective Date; and (iv) NIM’s compliance program. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services provided by NIMNA and expected to be provided to the fund by NIM after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by NIM under the New Sub-Advisory Agreement, as well as NIM’s ability to render such services based on its resources and the experience of the investment team, which will remain the same, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement.

Investment Performance of NIM. The Board had considered NIMNA’s investment performance in managing the fund’s portfolio at the March Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by NIM under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement (which was the same as that payable under the Current Agreement and had been considered at the March Meeting), noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board recognized that, because NIM’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment management and administrative services (the “Management Agreement”), and, therefore, the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the March Meeting. The Board concluded that the proposed fee payable to NIM by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and NIM under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because NIM’s fee would continue to be paid by the Adviser, and not the fund, an analysis of economies of

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

scale was more appropriate in the context of the Board’s consideration of the Management Agreement, which had been done at the March Meeting.

The Board also considered whether there were any ancillary benefits that would accrue to NIM as a result of NIM’s relationship with the fund. The Board concluded that NIM may direct fund brokerage transactions to certain brokers to obtain research and other services, but noted that NIMNA currently paid, and that, after the Effective Date, NIM would pay, for such research and other services, not the fund by way of brokerage commission costs.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, all of whom are Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement for the fund effective as of the Effective Date.

************

At a meeting of the fund’s Board of Directors held on February 10-11, 2020, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), the Sub-Investment Advisory Agreement pursuant to which Newton Investment Management Limited (“Newton”) provides asset allocation for the fund and manages the portion of the fund’s assets allocated to equity and equity-related investments (the “Newton Agreement”) and the Sub-Investment Advisory Agreement pursuant to which Mellon Investments Corporation (together with Newton, the “Subadviser”) provides day-to-day management of the fund’s assets allocated to debt and debt-related investments (together with the Newton Agreement and the Agreement, the “Agreements”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously

38

provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of institutional flexible portfolio funds (the “Performance Group”) and with a broader group of retail and institutional flexible portfolio funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional flexible portfolio funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for the one-year period and below the Performance Group and Performance Universe medians for the two-year period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board also reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was the lowest in the Expense Group, the fund’s actual management fee (which was zero) was the lowest in the Expense Group and Expense Universe and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .15% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of

40

the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

42

NOTES

43

NOTES

44

NOTES

45

For More Information

BNY Mellon Sustainable Balanced Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Advisers

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Mellon Investment Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class K: DRAKX Service: DRASX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 4120SA0420

Item 2.          Code of Ethics.

                      Not applicable.

Item 3.          Audit Committee Financial Expert.

                      Not applicable.

Item 4.          Principal Accountant Fees and Services.

                      Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                      Not applicable.

Item 6.          Investments.

(a)                 Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                      Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                      Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                      There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Advantage Funds, Inc.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      June 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      June 25, 2020

By:         /s/ James Windels

              James Windels

              Treasurer (Principal Financial Officer)

Date:      June 25, 2020

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)